Exhibit 10-1

EXECUTION VERSION

SUPPLEMENTAL AGREEMENT

Dated _____2_May_________ 2014

BETWEEN

IRIDIUM SATELLITE LLC

as Borrower

and

SOCIÉTÉ GÉNÉRALE

as COFACE Agent

relating to a COFACE Facility Agreement

dated 4 October 2010

as amended and restated on 1 August 2012

as amended on 26 July 2013

as amended on 30 October 2013

and as amended and restated on the Effective Date (as defined herein)

Allen & Overy LLP

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AGREEMENT is dated _____ 2_MAY________ 2014

BETWEEN:

(1)	IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the Parent);

(2)	IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the Borrower);

(3)	THE GUARANTORS under and as defined in the COFACE Facility Agreement (defined below); and

(4)	SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the COFACE Agent).

BACKGROUND

(a)	We refer to the COFACE Facility Agreement.

(b)	COFACE and the Lenders have consented to the amendments and waivers to the COFACE Facility Agreement contemplated by this Agreement. Accordingly, the COFACE Agent is authorised to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.	Interpretation

1.1	Definitions

(a)	In this Agreement:

Additional Capital Raising means, on and subject to the terms of this Agreement, the raising by the Parent of the Additional Capital Raising Required Amount from a Capital Raising by way of:

(i)	common equity; and

(ii)	the Additional Permitted PIYC Capital Raising,

the gross proceeds thereof being in an amount not less than US$217,500,000.

Additional Capital Raising Required Amount means, in respect of the Additional Capital Raising, net proceeds (being proceeds less all Taxes and reasonable costs and expenses incurred by the Parent in connection therewith) in an amount not less than US$200,000,000.

Additional Permitted PIYC Capital Raising means a Capital Raising by the Parent in an aggregate amount up to (but not exceeding) US$150,000,000 in the form of perpetual preferred equity instruments, provided that:

(i)	such Capital Raising does not lead to a Change of Control of the Parent (on a diluted or undiluted basis or on a converted or non-converted basis);

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the rate of distributions payable on such Capital Raising does not exceed [***] per cent per annum;

(iii)	the preferred equity instruments used in such Capital Raising do not [***] and, for the avoidance of doubt, [***]; and

(iv)	[***] in respect of such Capital Raising are [***] subject to and in accordance with Delaware law.

Amended and Restated COFACE Facility Agreement means the COFACE Facility Agreement as amended and restated by this Agreement and attached hereto as Schedule 1 (Amended and Restated COFACE Facility Agreement).

COFACE Facility Agreement means the COFACE Facility Agreement between among others the Parent, the Borrower, the Guarantors and the COFACE Agent dated 4 October 2010.

Effective Date means the date the COFACE Agent notifies the Borrower and the Lenders of its receipt of all the evidence set out in Clause 3(b) (Amendments) in form and substance satisfactory to the COFACE Agent (for and on behalf of the Lenders) in accordance with this Agreement.

(b)	Capitalised terms defined in the COFACE Facility Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2	Construction

The principles of construction set out in clause 1.2 of the COFACE Facility Agreement will have effect as if set out in this Agreement.

2.	Waiver

The Lenders hereby confirm their approval of a waiver until the earlier of (a) 31 July 2014 and (b) the Effective Date of the provisions set forth in clauses 23.21 (Dividends and share redemption) and 23.23 (Share capital) of the COFACE Facility Agreement solely to the extent necessary for the Parent to complete the Additional Capital Raising on and subject to the terms of this Agreement, such that the Additional Capital Raising Required Amount is unconditionally available to the NEXT Group by no later than 31 July 2014.

3.	Amendments

(a)	Subject to paragraph (b) below, the COFACE Facility Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 1 (Amended and Restated COFACE Facility Agreement).

(b)	The COFACE Facility Agreement will not be amended in the manner contemplated by this Agreement unless the COFACE Agent receives evidence from the Borrower in form and substance satisfactory to it (for and on behalf of the COFACE Lenders) by no later than 31 July 2014 confirming that:

(i)	the Parent has completed the Additional Capital Raising; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the Additional Capital Raising Required Amount is unconditionally available to the NEXT Group by no later than 31 July 2014.

(c)	The COFACE Agent must notify the Borrower and the Lenders of its receipt such evidence as as soon as reasonably practicable.

4.	Representations

4.1	Representations

The representations set out in this Clause are made by each Obligor on the date of this Agreement to each Finance Party.

4.2	Powers and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

4.3	Legal validity

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement to which it is a party are legal, valid, binding and enforceable obligations.

4.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets or constitute a default of termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

4.5	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

4.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of this Agreement will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Agreement will be recognised and enforced in its Relevant Jurisdictions.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7	Credit Agreement

Unless a representation and warranty set out in clause 20 (Representations) of the COFACE Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set out in clause 20 (Representations) of the COFACE Facility Agreement (other than the representations and warranties in clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of the COFACE Facility Agreement) on the date of this Agreement and on the Effective Date, in each case as if references to the COFACE Facility Agreement are references to the COFACE Facility Agreement, as amended and restated by this Agreement, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in clause 20.13 (No misleading information) of the COFACE Facility Agreement, such representations and warranties are made with respect to any information delivered under or in connection with this Agreement.

5.	Fees

(a)	The Borrower must on the date of this Agreement, pay to the COFACE Agent for the account of the Lenders (pro rata to their Commitments) a fee of $[***] ([***]).

(b)	The fee described in paragraph (a) above once paid is non-refundable and non-creditable against other fees payable in connection with the COFACE Facility Agreement.

6.	Consents

Each Obligor:

(a)	agrees to the amendment and restatement of the COFACE Facility Agreement as contemplated by this Agreement; and

(b)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:

(i)	continue in full force and effect; and

(ii)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Agreement.

7.	Miscellaneous

(a)	Each of this Agreement and the Amended and Restated COFACE Facility Agreement is a Finance Document.

(b)	Subject to the terms of this Agreement, the COFACE Facility Agreement will remain in full force and effect and, from the Effective Date, the COFACE Facility Agreement and this Agreement will be read and construed as one document.

(c)	Each Finance Party reserves any other right or remedy it may have now or subsequently. This Agreement does not constitute a waiver of any right or remedy other than in relation to the specific waiver expressly given under this Agreement.

(d)	Nothing in this Agreement shall affect the rights of any Finance Party in respect of the occurrence of any other Default or Event of Default which is continuing and which has not been remedied or waived in accordance with the terms of the Finance Documents or which arises on or after the date of this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

9.	Enforcement

9.1	Jurisdiction of English courts

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	This Clause 9.1 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

9.2	Arbitration

(a)	Notwithstanding the above terms of this Clause, if the COFACE Agent so elects in writing, any dispute, difference, claim or controversy arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules (for the purposes of this Subclause, the Rules).

(b)	The Rules are incorporated by reference into this Clause and capitalised terms used in this Clause which are not otherwise defined in this Agreement, have the meaning given to them in the Rules. Any requirement in the Rules to take account of the nationality of a person considered for appointment as an arbitrator shall be disapplied and a person shall be nominated or appointed as an arbitrator (including as Chairman) regardless of his or her nationality.

(c)	The number of arbitrators shall be three. The parties agree that the London Court of International Arbitration shall appoint the Arbitral Tribunal without regard to any party's nomination.

(d)	Each Obligor and each Finance Party:

(i)	expressly agrees and consents to this procedure for nominating and appointing the Arbitral Tribunal; and

(ii)	irrevocably and unconditionally waives any right to choose its own arbitrator.

(e)	The seat, or legal place of arbitration, shall be London. The language used in the arbitral proceedings shall be English.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.3	Waiver of trial by jury

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH ANY FINANCE DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY ANY FINANCE DOCUMENT. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

AMENDED AND Restated COFACE Facility Agreement

COFACE FACILITY AGREEMENT

DATED 4 OCTOBER 2010

as amended and Restated on August 1, 2012,

Amended on July 26, 2013,

Amended on October 30, 2013,

and amended and restated on the fourth amendment effective

date (AS DEFINED HEREIN)

For

IRIDIUM SATELLITE LLC

arranged by

DEUTSCHE BANK AG (PARIS BRANCH)

BANCO SANTANDER SA

SOCIÉTÉ GÉNÉRALE

NATIXIS

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

as Mandated Lead Arrangers and Bookrunners

and

BNP PARIBAS

CRÉDIT INDUSTRIEL ET COMMERCIAL

INTESA SANPAOLO S.p.A. (PARIS BRANCH)

UNICREDIT BANK AUSTRIA AG

as Lead Arrangers

with

SOCIÉTÉ GÉNÉRALE

as COFACE Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Security Agent and U.S. Collateral Agent

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AGREEMENT is dated 4 October 2010, as amended and restated on the Fourth Amendment Effective Date (as defined below) and made

BETWEEN:

(1)	IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the Parent);

(2)	IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the Borrower);

(3)	THE SUBSIDIARIES of the Parent listed in Part 1 of Schedule 1 as original guarantors (together with the Parent, the Original Guarantors);

(4)	DEUTSCHE BANK AG (PARIS BRANCH), BANCO SANTANDER SA, SOCIÉTÉ GÉNÉRALE, NATIXIS, and MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A. as mandated lead arrangers and bookrunners (the Mandated Lead Arrangers and Bookrunners);

(5)	BNP PARIBAS, CRÉDIT INDUSTRIEL ET COMMERCIAL, INTESA SANPAOLO S.p.A. (PARIS BRANCH) and UNICREDIT BANK AUSTRIA AG as lead arrangers (the Lead Arrangers);

(6)	THE FINANCIAL INSTITUTIONS listed in Part 2 of Schedule 1 as lenders (the Original Lenders);

(7)	SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (the COFACE Agent); and

(8)	DEUTSCHE BANK TRUST COMPANY AMERICAS as security agent and trustee for the Secured Parties (in this capacity the Security Agent) and as agent for the Finance Parties under the Motorola Intercreditor Agreement (in this capacity the U.S. Collateral Agent).

IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	Definitions

In this Agreement:

Acceptable Bank means:

(a)	a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or A3 or higher by Moody's Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or

(b)	any other bank or financial institution approved by the COFACE Agent.

Acceptable Launch Insurance Proposal has the meaning given in Clause 8.3 (Launch Insurance Proceeds).

Accession Deed means a document substantially in the form set out in Schedule 10 (Form of Accession Deed).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Account Bank means the Security Agent in its capacity as account bank for the Finance Parties.

Accounting Principles means GAAP.

Accounting Reference Date means 31 December of any given year.

Additional Cost Rate has the meaning given to it in Schedule 7 (Mandatory Cost Formula).

Additional Guarantor means any Material Company which becomes an Additional Guarantor in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors).

Administrative Party means any Mandated Lead Arranger and Bookrunner, any Lead Arranger and any Agent.

Adviser means the Technical Adviser, the Insurance Adviser or any other adviser appointed under this Agreement.

Affiliate means, in relation to any person, any other person that, directly or indirectly, controls, is controlled by or is under common control with such person; and for purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a person shall mean the possession, direct or indirect, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of such securities, by contract or otherwise.

Agent means the COFACE Agent, the Security Agent or the U.S. Collateral Agent.

Aireon Equity Injection means (i) an investment in an aggregate amount of no more than $12,500,000 (whether in cash, tangible or intangible property) in the Excluded Company made by any member of the NEXT Group, by way of an issuance of Aireon Equity Instruments by the Excluded Company to such member of the NEXT Group, (ii) any other investment in an aggregate amount of no more than $15,000,000 in the Excluded Company made by any member of the NEXT Group by way of issuance of Aireon Equity Instruments to such member of the NEXT Group, made with the proceeds of a Capital Raising specifically for that purpose and (iii) an investment in the Excluded Company made by any member of the NEXT Group, by way of issuance of Aireon Equity Instruments by the Excluded Company to such member of the NEXT Group in exchange for a corresponding value of no more than $[***] of Airtime Credits pursuant to and in accordance with the Airtime Credits Agreement.

Aireon Equity Instruments means equity-linked instruments, capital stock, shares or other equivalent instruments, subordinated debt or other securities issued by the Excluded Company to any member of the NEXT Group including any additional contribution made in respect of such instruments, subordinated debt or other securities, which are subject to Transaction Security (until disposed of in accordance with the terms of this Agreement) in favour of the Security Agent.

Aireon Investment Agreement means that certain investment agreement to be entered into among the Excluded Company, the Borrower and the other investors in the Excluded Company with respect to each of their investments in the Excluded Company.

Aireon Proceeds means all dividends, charges, fees, distributions or other proceeds received in cash by any member of the NEXT Group from time to time solely in respect of any Aireon Equity Instruments, including any Disposal Proceeds (in each case, after deducting any reasonable expenses incurred by any member of the NEXT Group in connection with such proceeds or Taxes paid or incurred by any member of the NEXT Group in connection with such proceeds or the ownership of such Aireon Equity Instruments).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Aireon System Debt means any Financial Indebtedness incurred by the Excluded Company in connection with the Aireon System Project (including any transaction incidental and in support of the Aireon System Project) provided that the provider of the Financial Indebtedness to the Excluded Company has (and has confirmed in writing to the Borrower and the COFACE Agent that it has) no recourse against any member of the NEXT Group or any of the NEXT Group's assets.

Aireon System Document means:

(a)	the Secondary Payload Contracts (including the hosting agreement, the data services agreement and the hosted payload operations center agreement) to be entered into between the Excluded Company and the Borrower;

(b)	the management services contract to be entered into between the Excluded Company and the Borrower or any other NEXT Group member;

(c)	the Airtime Credits Agreement;

(d)	the Aireon Investment Agreement; and

(e)	any agreement, document or instrument incidental to any of the documents listed in clauses (a) to (d) above and notified to the COFACE Agent by the Borrower.

Aireon System Project means the design, financing, construction, deployment and operation of a satellite-based global aviation monitoring system, which uses Automatic Dependent Surveillance-Broadcast technology for the purposes of providing secondary payload services in connection and compliance with the NEXT System.

Airtime Credit means a credit (valued at an arm’s-length rate) for airtime minutes, data fees, access fees or licensing fees with respect to services on Block One or the NEXT Constellation and associated ground infrastructure.

Airtime Credits Agreement means any agreement or arrangement entered into between the Excluded Company and any member of the NEXT Group pursuant to which such member of the NEXT Group has agreed, in exchange for Aireon Equity Instruments, to provide and make available to the Excluded Company from time to time Airtime Credits, in an aggregate amount of up to $[***], for application as discharge of the Aireon System Debt owed to Harris Corporation by the Excluded Company, provided that, under no circumstances will Harris Corporation have any recourse to any member of the NEXT Group or any of the NEXT Group's assets in respect of such Aireon System Debt.

Ancillary Cashflows means, for any Calculation Date, the aggregate (without double-counting) (adding (if positive) or deducting (if negative)) of:

(a)	an amount equal to the aggregate of (i) the net cash proceeds from the exercise of the Existing Warrants received by the Parent, and (ii) all Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group) and allocated for such purpose (and not previously utilised for any other purpose), in each case on or prior to that Calculation Date; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the difference (positive or negative) between:

(i)	Cumulative Cashflow for that Calculation Date, and

(ii)	the Cumulative Cashflow level in the Base Case for that Calculation Date (without taking into account any amounts of Capital Expenditure in respect of the Satellite Supply Contract, the Launch Services Contract or the Launch Insurance premia projected in the Base Case to be paid prior to such Calculation Date, but not actually paid, due to a delay or postponement under the Satellite Supply Contract, the Launch Services Contract or the Launch Insurance premia (as the case may be)); and

(c)	the difference (positive or negative) between:

(i)	the cumulative Secondary Payload Cashflows received (directly or indirectly) by any Obligor on or prior to that Calculation Date, and

(ii)	the cumulative level of Secondary Payload Cashflows in the Base Case at that Calculation Date,

(provided that the amount of any positive difference to be taken into account for any Calculation Date may not exceed the amount (if any) by which the total amount of committed Secondary Payload Cashflows payable to the Obligors pursuant to binding Secondary Payload Contracts as at that Calculation Date exceeds $[***] million).

Annual Financial Statements means the financial statements for a Financial Year delivered pursuant to paragraph (a) of Clause 21.1 (Financial statements).

Assignment Agreement means an agreement substantially in the form set out in Schedule 9 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

Auditors means one of PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLP or Deloitte & Touche LLP or any other firm approved in advance by the COFACE Agent (such approval not to be unreasonably withheld, conditioned or delayed).

Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (including each Communications Licence).

Authorization to Proceed means the Authorization to Proceed between the Borrower and TAS dated 1 June 2010.

Availability Period means the period from the Initial CP Satisfaction Date until the earlier of:

(a)	the date falling 5 months after the In-Orbit Acceptance in respect of the [***] Satellite (as confirmed by the Technical Adviser); and

(b)	the Longstop Availability Date.

Available Cash means, at any time, (i) cash in hand or at bank and (in the latter case) credited to an account with an Acceptable Bank in the name of a member of the NEXT Group and to which a member of the NEXT Group is alone (or together with other members of the NEXT Group) beneficially entitled and for so long as:

(a)	that cash is repayable on demand within 10 days after the relevant date of calculation;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the NEXT Group or of any other person whatsoever or on the satisfaction of any other condition;

(c)	there is no security over that cash except for liens granted or permitted under the Finance Documents or other security constituted by a netting or set-off arrangement entered into by members of the NEXT Group in the ordinary course of their banking arrangements; and

(d)	the cash is freely available to be applied in repayment or prepayment of the Facility as and when due and payable,

and (ii) Cash Equivalent Investments (and excluding, for the avoidance of doubt, any amounts standing to the credit of the Debt Service Reserve Account).

Available Commitment means, in relation to a Tranche, a Lender's Commitment under that Tranche minus (subject as set out below):

(a)	its participation in any outstanding Utilisations under that Tranche; and

(b)	in relation to any proposed Utilisation under that Tranche, its participation in any other Utilisations under that Tranche that are due to be made on or before the proposed Utilisation Date.

Available Cure Amount means, in respect of a Calculation Date:

(a)	the amount of Ancillary Cashflows at such Calculation Date (without double counting and without giving effect to the Available Cure Amount in respect of the then current Calculation Date),

minus:

(b)	in respect of each election by the Borrower to allocate the Available Cure Amount to a Relevant Financial Covenant in accordance with Clause 22.1(a)(iii) (22.1(a)(iii) (Capital Expenditure), (b)(i) (Consolidated Operational EBITDA) or (b)(ii) (Secondary Payload Cashflows), the aggregate of all amounts previously required to meet the relevant levels in the Base Case at each Calculation Date in respect of which the Borrower elected to allocate an Available Cure Amount to a Relevant Financial Covenant,

in each case, as certified in the relevant Compliance Certificate delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate) (and provided, for the avoidance of doubt, that any Available Cure Amount or portion thereof that has been allocated to cure a Relevant Financial Covenant may not be allocated to cure another Relevant Financial Covenant);

provided, however, notwithstanding anything to the contrary herein, if at any time the calculation of the Available Cure Amount results in a negative number, the Available Cure Amount shall be deemed to equal zero.

Available Facility means the aggregate for the time being of each Lender's Available Commitment.

Average Call Establishment Rate means, at any time, an up to date [***] day average of the call establishment rate as measured by an autodialer located at the SNOC (in continuous operation) using [***] call attempts with a [***] wait time between each successful call and where such call establishment rate is calculated by dividing (i) the number of Calls Connected by (ii) the number of Call Attempts.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The [***] day average will be measured based upon the previous [***] contiguous days. A complete data set, including each call record providing each Call Attempt and Call Connected for that [***] day period, if requested, will be supplied by the Borrower to the Technical Adviser. This data set may (or, if otherwise reasonably requested by the Borrower, shall) be reviewed by the Technical Adviser in order to identify and acknowledge any issues or incidents that are not indicative of the Iridium system performance (including but not limited to any power failures of the “Iridium Subscriber Unit” phone, anomalies attributable to autodialer resets, SNOC information technology issues and severe weather conditions) (any such issues or incidents, collectively, the Non-Iridium System Performance Issues). The Non-Iridium System Performance Issues will be removed from the data set upon the mutual concurrence of the Technical Adviser and the COFACE Agent (acting on the instructions of the Majority Lenders), in consultation with the Borrower.

Base Case means the base case financial model for the NEXT System in an agreed form showing the projected operating results and cash flow for the period commencing on the Signing Date and ending on the Final Maturity Date, reviewed and approved by the Lenders prior to the Signing Date, as updated by the COFACE Agent within 10 Business Days after the Initial CP Satisfaction Date using the USD/EUR exchange rate confirmed to the COFACE Agent pursuant to paragraph 21 of Part 1 of Schedule 2 (Conditions Precedent) to give effect to the final USD value of the Satellite Supply Contract and notified to the Borrower and the Original Lenders, as further amended, reviewed and approved by the Lenders prior to the First Amendment Effective Date.

Base Rate means:

(a)	in respect of Tranche A, CIRR; and

(b)	in respect of Tranche B, LIBOR.

Base Reference Bank Rate means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the COFACE Agent at its request by the Base Reference Banks as the rate at which the relevant Base Reference Bank could borrow funds in the Relevant Interbank Market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

Base Reference Banks means the principal London offices of Société Générale, Deutsche Bank AG and BNP Paribas or such other banks as may be appointed by the COFACE Agent in consultation with the Borrower.

Block One means the NEXT Group’s existing mobile satellite telecommunications system including a constellation of 66 satellites plus spares (at the date of this Agreement).

BOA Revenue Account means the Borrower's revenue account held with Bank of America with account number [***] into which the Borrower's main revenues are paid (and any replacement account of such account).

Boeing means The Boeing Company.

Boeing O&M Agreement means the amended and restated operations and maintenance agreement between ICLLC and Boeing dated 28 May 2010.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Borrower shall have the meaning given to it in the preamble hereto.

Break Costs means the amount (if any) by which:

(a)	the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Budget means any budget delivered by the Borrower to the COFACE Agent pursuant to Clause 21.4 (Budget and Business Plan).

Business Acquisition means the acquisition or incorporation of a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them).

Business Day means a day (other than a Saturday or Sunday) on which banks and trust institutions are open for general business in London, Paris and New York.

Business Plan means each Business Plan delivered by the Borrower to the COFACE Agent pursuant to Clause 21.4 (Budget and Business Plan).

Calculation Date means each 30 June and 31 December.

Calculation Period means each period of 12 months ending or commencing (as applicable) on each Calculation Date.

Call Attempts means the number of calls made by an autodialer located at the SNOC (using [***] second calls with a [***] wait time between each successful call) to dial a call to the Tempe Gateway digital answering system.

Calls Connected means the number of calls that have been “connected” and where “connected” is determined by (i) the Tempe Gateway digital answering system answering the call, (ii) the “Iridium Subscriber Unit” phone receiving an acknowledgment of the call connected from the Tempe Gateway digital answering system, and (iii) the autodialers receiving an acknowledgment of the call connected from the “Iridium Subscriber Unit” phone.

Capital Expenditure means any expenditure or obligation in respect of expenditure which, in accordance with the Accounting Principles, is treated as capital expenditure (which shall, for the avoidance of doubt, include NEXT Expenses and the Aireon Equity Injection made solely pursuant to clause (i) of the definition thereof, whether treated as capital expenditure or operational expenditure) and including the capital element of any expenditure or obligation incurred in connection with a Finance Lease, but excluding any capitalised interest.

Capital Raising means any capital increase, issue of equity-linked instruments (excluding the Existing Warrants), capital stock, shares or other equivalent instruments, subordinated debt or other securities by any member of the NEXT Group to any person other than a member of the Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Capital Raising Proceeds means the consideration receivable by any member of the NEXT Group for any Capital Raising made by any member of the NEXT Group after deducting any reasonable expenses which are incurred by any member of the NEXT Group with respect to that Capital Raising to persons who are not members of the Group.

Cash Available for Debt Service means, for each Calculation Period:

(a)	Cashflow in respect of that Calculation Period;

plus:

(b)	Available Cash on balance sheet on the first day of such Calculation Period.

Cash Equivalent Investments means at any time:

(a)	certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank;

(b)	any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(c)	commercial paper not convertible or exchangeable to any other security:

(i)	for which a recognised trading market exists;

(ii)	issued by an issuer incorporated in the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State;

(iii)	which matures within one year after the relevant date of calculation; and

(iv)	which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;

(d)	any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited, and (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (c) above; or

(e)	any other debt security approved by the Majority Lenders,

in each case, denominated in Dollars and which can be turned into cash on not more than 30 days' notice and to which any Obligor is alone (or together with other Obligors beneficially entitled at that time and which is not issued or guaranteed by any member of the NEXT Group or subject to any Security (other than Security arising under the Transaction Security Documents).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cashflow means, in respect of any Calculation Period, Consolidated Operational EBITDA for that Calculation Period after:

(a)	adding the amount of any decrease (and deducting the amount of any increase) in Working Capital for that Calculation Period;

(b)	adding the amount of any cash receipts during that Calculation Period in respect of any Tax rebates or credits and deducting the amount actually paid or due and payable in respect of Taxes during that Calculation Period by any member of the NEXT Group (in each case, to the extent not taken into account in paragraph (a) above);

(c)	adding (to the extent not already taken into account in determining EBITDA) the amount of any dividends or other profit distributions received in cash by any member of the NEXT Group during that Calculation Period from any entity which is itself not a member of the NEXT Group and deducting (to the extent not already deducted in determining EBITDA) the amount of any dividends paid in cash during the Calculation Period to minority shareholders in members of the NEXT Group;

(d)	deducting:

(i)	the amount of any Capital Expenditure actually made during that Calculation Period by any member of the NEXT Group (not including any amount of such Capital Expenditure financed with Utilisations under the Facility); and

(ii)	the aggregate of any cash consideration paid for, or the cash cost of, any Business Acquisitions and the amount of any Joint Venture investments in cash,

except (in each case) to the extent funded from Relevant Proceeds; and

(e)	deducting the amount of any other cash items during that Calculation Period to the extent not taken into account in establishing Consolidated Operational EBITDA (including, for the avoidance of doubt, any dividends or other distributions paid in cash by the Parent during that Calculation Period), and so that no amount shall be added (or deducted) more than once.

Change of Control means:

(a)	any "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange Commission) gains the right to direct or cause the direction of the management and policies of the Parent, whether through ownership of voting securities, by contract or otherwise; or

(b)	the acquisition of ownership, directly or indirectly, beneficially or of record, by any other "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange Commission), of equity interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding equity interests in the Parent; or

(c)	occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by persons who were neither (i) nominated by the board of directors of the Parent or a committee thereof nor (ii) appointed by directors so nominated; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	except to the extent otherwise required by applicable law (or pursuant to local requirements in the ordinary course of business) in the case of a Local Partner Entity, the Parent ceases to own, directly or indirectly, 100% of the equity interests and voting rights in each Obligor.

For the purposes of this definition, equity interests means shares of capital stock, partnership interests, membership interests in a corporation, partnership or limited liability company, beneficial interests in a trust or other equity ownership interests in a person, and any warrants, options or other rights entitling the holder to purchase or acquire any such equity interest.

Charged Property means all of the assets of the Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

CIRR means 3.56 (three point five six) per cent. per annum, being the commercial interest reference rate determined according to articles 15 to 17 of the OECD Arrangement on Guidelines for Officially Supported Export Credits and notified by COFACE to the COFACE Agent.

Code means the United States Internal Revenue Code of 1986, as amended.

COFACE means the Compagnie Française d’Assurance pour le Commerce Extérieur, a French société anonyme with a share capital of one hundred and eighteen million three hundred and six thousand and fifty-six Euros and ninety-nine cents (€118,306,056.99), whose registered office is at La Défense, 10-12 Cours Michelet, 92800, Puteaux, France and which is registered with the Registre du Commerce et des Societés of Nanterre under number 552 069 791.

COFACE Agent shall have meaning given to it in the preamble hereto.

COFACE Eligible Content means the part of the Satellite Supply Contract and the Authorization to Proceed which is eligible for cover under the COFACE Insurance Policy and is therefore recognised as being eligible by the French Authorities to be financed by this Agreement.

COFACE Insurance Policy means the export credit insurance policy granted by COFACE in favour of the Lenders covering 95 per cent. of the commercial and political risk in respect of the Facility, executed by COFACE, the COFACE Agent and the Original Lenders and delivered pursuant to Schedule 2 (Conditions Precedent).

COFACE Premium means the premium payable to COFACE pursuant to the COFACE Insurance Policy.

COFACE Premium Letter means the letter dated on or around the date of this Agreement from the COFACE Agent to the Borrower setting out the amount of the COFACE Premium and the COFACE Premium Percentage.

COFACE Premium Percentage has the meaning given to that term in Clause 2.5 (COFACE Premium).

COFACE Premium Proportional Amount has the meaning given to that term in Clause 2.5 (COFACE Premium).

Commitment means a Tranche A Commitment or a Tranche B Commitment.

Communications Act means the United States Communications Act of 1934 (47 U.S.C. 151, et seq.).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Communications Licences means all Material Communications Licences and any other licences, permits, authorisations or certificates (including those for special temporary authority under the Communications Act) to construct, own, operate or promote the telecommunications business of the NEXT Group (including, without limitation, the launch and operation of Satellites and the operation of Gateways) as granted by the FCC (and any other Governmental Authority), and all extensions, additions and renewals thereto or thereof.

Compliance Certificate means a certificate substantially in the form set out in Schedule 12 (Form of Compliance Certificate).

Confidential Information means all information relating to the Parent, any Obligor, the Group, the NEXT System, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group, or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 37 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the LMA as set out in Schedule 14 (LMA Form of Confidentiality Undertaking) or in any other form agreed between the Borrower and the COFACE Agent.

Consolidated EBITDA means, in relation to a Calculation Period, EBIT for that Calculation Period after adding back any depreciation and amortisation and taking no account of any charge for impairment or any reversal of any previous impairment charge made in the period.

Consolidated Operational EBITDA means Consolidated EBITDA excluding NEXT Expenses and any Aireon Equity Injection, stock-based compensation expenses, transaction expenses associated with the acquisition by the Parent of Iridium Holdings LLC, impact of purchase accounting adjustments, change in the fair value of warrants, and other standard non-cash items determined in accordance with the Accounting Principles.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contract Amount means the total amount payable by the Borrower in Dollars to the Supplier under the Satellite Supply Contract (including, for the avoidance of doubt, amounts payable under the Authorization to Proceed) (being an amount in aggregate of up to $2,297,529,385, where the final amount shall be calculated using the USD/EUR exchange rate confirmed to the COFACE Agent pursuant to paragraph 21 of Schedule 2 (Conditions Precedent) and notified by the COFACE Agent to the Original Lenders within 10 Business Days after the Initial CP Satisfaction Date).

Cumulative Cashflow means, at any Calculation Date, the aggregate (without double-counting) of all Cashflow for each Calculation Period ending on or prior to that Calculation Date.

Current Assets means amounts reported as such in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements) but excluding amounts in respect of:

(a)	Exceptional Items and other non-operating items;

(b)	insurance claims to the extent relating to non-current assets; and

(c)	any interest owing to any member of the NEXT Group.

Current Liabilities means amounts reported as such in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements) but excluding amounts in respect of:

(a)	liabilities for Financial Indebtedness and Finance Charges;

(b)	Exceptional Items and other non-operating items;

(c)	liabilities to the extent covered by insurance claims; and

(d)	liabilities in relation to dividends declared but not paid by the Parent or by a member of the NEXT Group in favour of a person which is not a member of the NEXT Group.

Debt Service means, in respect of any Calculation Period, the aggregate of:

(a)	Finance Charges for that Calculation Period;

(b)	the aggregate of all scheduled repayments of Financial Indebtedness falling due during that Calculation Period but excluding:

(i)	any amounts falling due under any overdraft or revolving facility and which were available for simultaneous redrawing according to the terms of that facility;

(ii)	any such obligations owed to any member of the NEXT Group; and

(c)	the amount of the capital element of any payments in respect of that Calculation Period payable under any Finance Lease entered into by any member of the NEXT Group,

and so that no amount shall be included more than once.

Debt Service Cover Ratio or DSCR means, in respect of a Calculation Period ending on a Calculation Date, the ratio of:

(a)	Cash Available for Debt Service in respect of that Calculation Period;

to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Debt Service falling due in that Calculation Period.

Debt Service Reserve Account means the non-interest-bearing account designated as such:

(a)	held by the Borrower with the Account Bank;

(b)	subject to Security in favour of the Security Agent which Security is in form and substance satisfactory to the COFACE Agent and Security Agent; and

(c)	from which no withdrawals may be made by any members of the NEXT Group except as contemplated by this Agreement,

(as the same may be redesignated, substituted or replaced from time to time).

Debt to Equity Ratio means, in respect of a Calculation Period, the ratio of Total Net Debt to the aggregate of Total Net Debt and Shareholders' Equity, as reported in the consolidated balance sheet of the Parent delivered pursuant to Clause 21.1 (Financial statements) on the last day of that Calculation Period.

Default means an Event of Default or any event or circumstance specified in Clause 24 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

Delegate means any delegate, agent, attorney or co-trustee appointed by the Security Agent or the U.S. Collateral Agent.

Delisting means the Parent ceasing to have all of its common stock listed on the NASDAQ, the New York Stock Exchange or any successor thereof.

Disbursement Request means a disbursement request signed by the Borrower, substantially in the form set out in Part 3 of Schedule 3 (Requests and Notices).

Disposal means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions).

Disposal Proceeds means the consideration receivable by any member of the NEXT Group for the Disposal of Aireon Equity Instruments made by any member of the NEXT Group to persons who are not members of the NEXT Group.

Disruption Event means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

Dollars, $ or U.S. Dollars means the lawful currency of the United States.

Down Payment means, in relation to any Utilisation, the first fifteen per cent. (15%) of the aggregate amount payable by the Borrower to the Supplier pursuant to the invoices under the Satellite Supply Contract or the Authorization to Proceed which are to be financed (or, in the case of the Authorization to Proceed, of which the reimbursement to the Borrower is to be financed) with that Utilisation.

EBIT means, in respect of any Calculation Period, the consolidated operating profit from continuing operations of the NEXT Group as reported in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements):

(a)	before deducting any income tax provision or adding any income tax benefit;

(b)	before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the NEXT Group (calculated on a consolidated basis) in respect of that Calculation Period;

(c)	not including any amount of Secondary Payload Cashflows;

(d)	not including any interest expense during that Calculation Period owing to any member of the NEXT Group;

(e)	before taking into account any Exceptional Items;

(f)	after deducting the amount of any profit (or adding back the amount of any loss) of any member of the NEXT Group which is attributable to minority interests;

(g)	(after deducting the amount of any profit of any Joint Venture to the extent that the amount of the profit included in the financial statements delivered pursuant to Clause 21.1 (Financial statements) exceeds the amount actually received in cash by members of the NEXT Group through distributions by the Joint Venture); and

(h)	before taking into account any gain or loss arising from an upward or downward revaluation of any other asset at any time after the date as at which the latest financial statements of the Group were prepared, in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the NEXT Group before taxation.

Environment means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water).

Environmental Claim means any claim, action, proceeding, formal notice or investigation by any person in respect of any Environmental Law.

Environmental Law means any applicable law or regulation which relates to:

(a)	the pollution or protection of the Environment;

(b)	the conditions of the workplace; or

(c)	the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste.

Environmental Permits means any permit and other Authorisation and the filing of any notification, registration, report or assessment required under any Environmental Law for the operation of the business of any member of the NEXT Group conducted on or from the properties owned or used by any member of the NEXT Group.

ERISA means the United States Employee Retirement Income Security Act of 1974.

ERISA Affiliate means any person treated as a single employer with any Obligor for the purpose of section 414 of the Code.

European Economic Area means the member states of the European Union together with Iceland, Norway and Liechtenstein.

Event of Default means any event or circumstance specified as such in Clause 24 (Events of Default).

Exceptional Items means extraordinary items as defined by the Accounting Principles and reported as such in the consolidated statement of operations of the Parent delivered pursuant to Clause 21.1 (Financial statements) and those items arising on:

(a)	the restructuring of the activities of an entity and reversals of any provisions for the cost of restructuring;

(b)	disposals, revaluations or impairment of non-current assets; and

(c)	disposals of assets associated with discontinued operations.

Excess Launch Insurance Proceeds has the meaning given in Clause 8.3 (Launch Insurance Proceeds).

Excluded Capital Raising Proceeds means:

(a)	at any time prior to the Repayment Period, any Capital Raising Proceeds in respect of a Capital Raising by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	at any time during the Repayment Period, Capital Raising Proceeds in respect of a Capital Raising by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group) which (i) the Borrower notifies the COFACE Agent it is committed to apply and are applied within 12 months of receipt in payment of Capital Expenditure in respect of the NEXT System, or (ii) which the Borrower elects to allocate to a Relevant Financial Covenant in accordance with Clause 22.1(a)(iii) (Capital Expenditure), (b)(i) (Consolidated Operational EBITDA) or (b)(ii) (Secondary Payload Cashflows).

Excluded Company means Aireon LLC, a Delaware limited liability company, and any successor entity thereto, provided that it is and remains at all times:

(a)	a Ring Fenced Company and, so long as it is a Subsidiary of a member of the NEXT Group, does not own by itself or together with any member of the NEXT Group any Subsidiaries;

(b)	a bankruptcy remote, single purpose vehicle whose sole business comprises the Aireon System Project and any transaction incidental to and in support of such project; and

(c)	has no Financial Indebtedness other than the Aireon System Debt.

Excluded Insurance Proceeds means (i) any Launch Insurance Proceeds, and (ii) any other Insurance Proceeds which the Borrower notifies the COFACE Agent it is committed to apply:

(a)	to meet a third party claim;

(b)	to cover operating losses in respect of which the relevant insurance claim was made; or

(c)	in the replacement, reinstatement and/or repair of the assets or otherwise in amelioration of the loss in respect of which the relevant insurance claim was made,

in each case as soon as possible (but in any event within 12 months, or such longer period as the Majority Lenders may agree) after receipt.

Existing Warrants means the Parent's 13.6 million of $7.00 warrants and 14.4 million of $11.50 warrants exercisable until February 2013 and February 2015, respectively, with ticker symbols IRDMW and IRDMZ.

Expropriation means any seizure, expropriation, nationalisation, intervention or other similar action by or on behalf of any Governmental Authority or other person in relation to any Obligor or Material Company or any of its assets, or the nationalisation, confiscation or requisitioning of all or any part of the assets comprising the NEXT System.

Expropriation Proceeds means all value (whether in the form of money, securities, property or otherwise) paid by any Governmental Authority or other person to any member of NEXT Group as compensation for or in respect of an Expropriation.

External Local Partner shall have the meaning given to it in the definition of Local Partner Entity.

Facility means the term loan facility made available under this Agreement in two Tranches as described in Clause 2.1 (The Facility).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Facility Office means:

(a)	in respect of a Lender, the office or offices notified by that Lender to the COFACE Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement; or

(b)	in respect of any other Finance Party, the office in the jurisdiction in which it is resident for tax purposes.

FCC means the United States Federal Communications Commission.

FCC Licenses means any authorisation, order, license or permit issued by the FCC.

Fee Letter means:

(a)	any letter or letters dated on or about the date of this Agreement between any Administrative Party and the Borrower) setting out any of the fees referred to in Clause 13 (Fees); and

(b)	any agreement setting out fees payable to a Finance Party under any other Finance Document.

Final Maturity Date means the date falling 7 years after the Starting Point of Repayment.

Finance Charges means, for any Calculation Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Financial Indebtedness whether paid or payable by any member of the NEXT Group (calculated on a consolidated basis) in respect of that Calculation Period:

(a)	including any upfront fees or costs;

(b)	including the interest (but not the capital) element of payments in respect of Finance Leases;

(c)	including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the NEXT Group under any interest rate hedging arrangement; and

(d)	taking no account of any unrealised gains or losses on any derivative instruments other than any derivative instruments which are accounted for on a hedge accounting basis,

and so that no amount shall be added (or deducted) more than once.

Finance Document means:

(a)	this Agreement;

(b)	any Accession Deed;

(c)	any Fee Letter;

(d)	any Subordination Agreement;

(e)	any Resignation Letter;

(f)	the Motorola Intercreditor Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	the COFACE Insurance Policy;

(h)	the COFACE Premium Letter;

(i)	any Promissory Note;

(j)	any Transaction Security Document;

and any other document designated as a "Finance Document" by the COFACE Agent and the Borrower.

Finance Lease means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a finance or capital lease.

Finance Party means an Administrative Party or a Lender.

Financial Covenant means each of the covenants set out in Clause 22.1 (Financial condition).

Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed and debit balances at banks or other financial institutions;

(b)	any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);

(c)	any note purchase facility or the issue of bonds (but not Trade Instruments), notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of Finance Leases;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the Accounting Principles);

(f)	any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account);

(g)	any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability (but not, in any case, Trade Instruments) of an entity which is not a member of the NEXT Group which liability would fall within one of the other paragraphs of this definition;

(h)	any amount raised by the issue of redeemable shares which are redeemable (other than at the option of the issuer) before the Final Maturity Date or are otherwise classified as Financial Indebtedness under the Accounting Principles);

(i)	any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 90 days after the date of supply;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(j)	any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as Financial Indebtedness under the Accounting Principles; and

(k)	the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j) above.

Financial Quarter means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

Financial Year means the annual accounting period of the Group ending on or about 31 December in each year.

First Amendment Effective Date has the meaning ascribed to the term Effective Date in the First Supplemental Agreement.

First Repayment Date means the date falling six (6) months after the Starting Point of Repayment.

First Supplemental Agreement means the supplemental agreement dated 1 August 2012 between the COFACE Agent and the Borrower relating to certain amendments and waivers to this Agreement.

First Utilisation Date means the date on which the first Loan under the Facility is made by the Lenders to the Borrower.

Foreign Transferee Subsidiary means any direct or indirect wholly owned Subsidiary of the Parent:

(i)	that is a member of the NEXT Group and is incorporated or organized (as applicable) under the laws of any jurisdiction other than the United States or any state or territory thereof and is a “controlled foreign corporation” (within the meaning of Section 957 of the Code); and

(ii)	where one or more of its direct shareholders is an Obligor or are Obligors which has or have:

(A)	granted Transaction Security over no less than 65% in aggregate of the outstanding shares or other ownership interests in such wholly owned Subsidiary;

(B)	delivered to the COFACE Agent the Transaction Security Documents duly executed by it and the Security Agent (together with all such notices, documents, instruments or filings set forth in Part 2 of Schedule 2 (Conditions Precedent) (as if references to an ‘Additional Guarantor’ were references to such direct shareholder(s) and references to ‘Accession Deed’ were references to the Transaction Security Documents and provided further that, but subject to paragraph (ii)(A) above, the proviso in paragraph 11 shall not apply)) as are required by the COFACE Agent to be given, executed, made or delivered; and

(C)	taken all such action that is necessary to protect, perfect or give priority to such Transaction Security.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

For the avoidance of doubt, such wholly owned Subsidiary will become a Foreign Transferee Subsidiary on the date the COFACE Agent has received all of the documents and other evidence listed in (ii) (A), (B) and (C) above, in form and substance reasonably satisfactory to it. The COFACE Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

Fourth Amendment Effective Date has the meaning ascribed to the term Effective Date in the Fourth Supplemental Agreement.

Fourth Supplemental Agreement means the supplemental agreement dated 2 May 2014 between the COFACE Agent and the Borrower relating to certain amendments and waivers to this Agreement.

French Authority means:

(a)	the Direction générale du Trésor et de la politique économique of the French Ministry of Economy and Finance, any successors thereto, and

(b)	any legislative, administrative or other governmental agency, department, commission, board, bureau or any other regulatory authority or, instrumentality thereof and any governmental authorities of the Republic of France having jurisdiction over and responsibility for the provision, management or regulation of their terms, conditions and issuance of export credits in or for the Republic of France including, inter alia, such entities to whom authority in respect of extension or administration of export financing matters have been delegated.

GAAP means generally accepted accounting principles in the United States of America as in effect from time to time.

Gateway means any earth station (gateway) licenced for operation by the FCC or by a Governmental Authority outside the United States that performs or is predominantly used for voice or data call processing operations, connecting subscriber communications to the public switched telephone network, supporting subscriber billing or information functions and is owned and operated by a member of the NEXT Group (and excluding, for the avoidance of doubt, any facilities used solely for telemetry, tracking and command).

Good Faith Contest means, with respect to the payment of Taxes or any related claims or liabilities by any person, the satisfaction of each of the following conditions: (i) the validity, timing or amount thereof is being diligently contested in good faith by such person by appropriate proceedings timely instituted, (ii) in the case of Taxes or related claims and liabilities of the Borrower, the Borrower has established adequate cash reserves with respect to the contested items in accordance with the Accounting Principles applicable to it, and (iii) such contest or proceedings and any resultant failure to pay or discharge the claimed or assessed amount do not and would not otherwise reasonably be expected to result in a Material Adverse Effect.

Government Revenue Contract means that certain Airtime Contract, dated as of March 31, 2008, by and between Iridium Government Services LLC and the Defense Information Systems Agency, as such contract may have been amended, amended and restated, supplemented or otherwise modified from time to time.

Governmental Authority means any agency, authority, central bank, court, department, government, legislature, minister, ministry, official or public person (whether autonomous or not and whether or not local or regional) of, or of the government of, any state or supranational organisation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Group means the Parent and each of its Subsidiaries from time to time.

Group Structure Chart means the group structure chart as set out in Schedule 20 (Group Structure Chart).

Guarantor means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors).

ICLLC means Iridium Constellation LLC, a Delaware limited liability company.

IDC means the IDC Component interest capitalised during construction in accordance with Clause 10.3 (Capitalisation during construction).

IDC Component means:

(a)	in respect of Tranche A, CIRR; and

(b)	in respect of Tranche B, the sum of LIBOR plus 0.55 per cent. per annum.

Indemnification Contract means that certain Indemnification Contract, dated as of December 5, 2000, by and among the Borrower, Boeing, Motorola and the United States.

Independent Director means a director of the Excluded Company, whose vote is separate and independent from that of any board member of the NEXT Group members and whose vote is needed before the filing of any insolvency, reorganization case or proceeding to consolidate or merge the Excluded Company with or into any member of the NEXT Group or sell all or substantially all of its assets or to institute proceedings under any applicable insolvency law or to have the Excluded Company be adjudicated bankrupt or insolvent, to seek any relief under any law relating to relief from debts or the protection of debtors, or consent to the filing or the institution of bankruptcy or insolvency proceedings against the Excluded Company or file a petition seeking, or consent to, reorganization or relief with respect to the Excluded Company under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian (or other similar official) of or for the Excluded Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Excluded Company, or admit in writing the Excluded Company's inability to pay its debts generally as they become due, or take action in furtherance of any of the foregoing.

In-Orbit Acceptance means, with respect to a Satellite, the acceptance of that Satellite (including, for the avoidance of doubt, any provisional qualified acceptance of that Satellite, but not including any deemed acceptance resulting from the loss or constructive loss of that Satellite on or after the launch thereof) in orbit by the Borrower in accordance with the Satellite Supply Contract has occurred.

Initial CP Satisfaction Date means the date on which the COFACE Agent gives the notification under Clause 4.1.

Insurance means the insurance cover effected or maintained by the Borrower pursuant to Schedule 21 (Insurance).

Insurance Adviser means Jardine Lloyd Thompson Ltd or any replacement thereof.

Insurance Proceeds means the proceeds of any insurance claim under any insurance maintained by any member of the NEXT Group and after deducting any reasonable expenses in relation to that claim which are incurred by any member of the NEXT Group to persons who are not members of the NEXT Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Intellectual Property means:

(a)	any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and

(b)	the benefit of all applications and rights to use such assets of each member of the NEXT Group (which may now or in the future subsist).

Interest Payment Date means:

(a)	prior to the date falling six months after the Starting Point of Repayment (being the First Repayment Date), each date falling at six (6) month intervals from the First Utilisation Date; and

(b)	the First Repayment Date; and

(c)	after the First Repayment Date, each date falling at six (6) month intervals from the First Repayment Date.

Interest Period means, in relation to a Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.4 (Default interest).

Iridium Group Partner shall have the meaning given to it in the definition of Local Partner Entity.

IRS means the United States Internal Revenue Service.

Joint Interest Mandate means the mandate granted by the Borrower to the COFACE Agent substantially in the form set out in Schedule 6 (Form of Joint Interest Mandate).

Joint Venture means any joint venture entity that is not a Subsidiary of any member of the NEXT Group, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity in which any member or members of the NEXT Group controls or owns less than or equal to 50% of voting rights or share capital.

Key Assets means assets which are necessary and required in order to carry out the business and operations of the NEXT Group as a whole in all material respects in accordance with the Base Case (including, for the avoidance of doubt, subject to the restrictions and limitations set forth in Clause 23.30 (Additional Guarantors and resignation of Guarantors), all equity interests in each Material Company).

Launch Insurance means the insurance to be procured by the Borrower and/or any other Obligors in respect of claims relating to the launch of the Satellites as and to the extent set out in Schedule 21 (Insurance).

Launch Insurance Proceeds means the proceeds of any insurance claim under any Launch Insurance maintained by any member of the NEXT Group after deducting any reasonable expenses in relation to that claim which are incurred by any member of the NEXT Group to persons who are not members of the NEXT Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Launch Services Contract means:

(a)	the SpaceX Launch Contract; and

(b)	any other launch services contract with an alternative launch services provider (including any committed fixed price proposal and/or any option in respect of such launch services contract) to be provided or entered into pursuant to Schedule 22 (Back-Up Launch Strategy).

Launch Services Provider means SpaceX or any other launch services provider party to a Launch Services Contract.

Lead Arrangers shall have the meaning given to it in the preamble hereto.

Legal Opinion means any legal opinion delivered to the COFACE Agent under Clause 4.1 (Initial conditions precedent).

Legal Reservations means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions.

Lender means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in accordance with Clause 25 (Changes to the Lenders),

which in each case has not ceased to be a Lender in accordance with the terms of this Agreement.

Lenders’ Environmental and Social Policies and Guidelines means the International Finance Corporation's Performance Standards on Environmental and Social Sustainability, dated April 30, 2006 (other than Performance Standard 1 - Social Impact and Environmental Assessment and Management Systems specified therein), that are applicable to the NEXT Group and which are valid and in force as at the Signing Date and required by the Lenders.

Leverage means, in respect of any Calculation Period, the ratio of Total Net Debt on the last day of that Calculation Period to Consolidated Operational EBITDA in respect of that Calculation Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LIBOR means, in relation to any Loan:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for the currency or Interest Period of that Loan) the Base Reference Bank Rate,

as of the Specified Time on the Quotation Day for the currency of that Loan and a period comparable to the Interest Period of that Loan, provided that, if the period from the beginning of the Interest Period or from the date of Utilisation until the end of the Interest Period is:

(i)	a period shorter than one (1) Month, the reference shall be one (1) Month; or

(ii)	a period longer than one (1) Month and which does not correspond to an exact number of Months, the relevant rate shall be determined by using a linear interpolation of the LIBOR according to usual practice in the international monetary market.

Limitation Acts means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

LMA means the Loan Market Association.

Loan means a Tranche A Loan or a Tranche B Loan.

Local Partner Entity means a Subsidiary of, or a Joint Venture with, a member of the NEXT Group (the Iridium Group Partner) where such Subsidiary or Joint Venture is organised or carrying on business in a jurisdiction where applicable law (or local requirements in the ordinary course of business) requires a proportion of the ownership interests and/or control of such Subsidiary or Joint Venture to be held by a person or persons (each an External Local Partner) resident, domiciled or incorporated (or the equivalent) in that jurisdiction.

Lock-Up Period means any period after NEXT System Completion during which:

(a)	the DSCR for either of the last two Calculation Periods (as set out in the two most recent Compliance Certificates) is less than [***] (or would be less than [***] based on a pro forma calculation taking into account the proposed dividend or distribution in the determination of Cash Available for Debt Service); or

(b)	Leverage (as set out in the most recent Compliance Certificate) is greater than [***] (or would be greater than [***] based on a pro forma calculation taking into account the proposed dividend or distribution); or

(c)	the amount standing to the credit of the Debt Service Reserve Account is less than the Required DSRA Balance; or

(d)	the Average Call Establishment Rate is below [***] per cent.

Longstop Availability Date means [***].

Majority Lenders means a Lender or Lenders whose Commitments (drawn and undrawn) aggregate more than 66⅔% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66⅔% of the Total Commitments immediately prior to that reduction).

Mandated Lead Arrangers and Bookrunners shall have meaning given to it in the preamble hereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Mandatory Cost means the percentage rate per annum calculated by the COFACE Agent in accordance with Schedule 7 (Mandatory Cost Formula).

Mandatory Prepayment Account means the non-interest-bearing account:

(a)	held by the Borrower with the Account Bank;

(b)	subject to Security in favour of the Security Agent which Security is in form and substance satisfactory to the COFACE Agent and Security Agent; and

(c)	from which no withdrawals may be made by any members of the Group except as contemplated by this Agreement,

(as the same may be redesignated, substituted or replaced from time to time).

Margin means:

(a)	in relation to Tranche A, 1.40 (one point four zero) per cent. per annum; and

(b)	in relation to Tranche B, 1.95 (one point nine five) per cent. per annum.

Material Adverse Effect means a material adverse effect on:

(a)	the business, operations, property, liabilities or financial condition of (i) the Borrower, or (ii) the Obligors or the NEXT Group taken as a whole;

(b)	the economic or technical viability of the NEXT System;

(c)	the ability of any member of the NEXT Group to perform or comply with any material obligation under any NEXT System Document to which it is party;

(d)	the ability of any Obligor to perform or comply with its payment or other material obligations under any Finance Document;

(e)	the validity or enforceability of, or the material rights or remedies of the Finance Parties under any relevant Finance Document; or

(f)	the validity, priority or enforceability of any security created purported to be created by the Transaction Security Documents.

Material Communications Licence means (i) the FCC space station authorisation granted to Motorola Satellite Communications Inc. on 31 January 1995 and assigned to the Borrower (including, for the avoidance of doubt, any renewal or replacement thereof), (ii) each Communications Licence in respect of any Gateway and (iii) any other Communications Licence where the loss, revocation, modification, non-renewal, suspension or termination of such Communications Licence has or could reasonably be expected to have a Material Adverse Effect (and including, for the avoidance of doubt, each of the licences set forth on Schedule 18 (Communications Licences)).

Material Company means, at any time:

(a)	a member of the NEXT Group that holds shares in an Obligor or one or more Material Communications Licences or Key Assets;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	a Subsidiary, other than the Excluded Company, of the Parent which has earnings before interest, tax, depreciation and amortisation calculated on the same basis as Consolidated EBITDA representing 5% or more of Consolidated EBITDA, or has gross assets, net assets or turnover (excluding intra-group items) representing 5%, or more of the gross assets, net assets or turnover of the Group, calculated on a consolidated basis; or

(c)	any Foreign Transferee Subsidiary.

Compliance with the conditions set out in paragraph (b) shall be determined by reference to the most recent Compliance Certificate supplied by the Borrower and/or the latest audited consolidated financial statements of the Group. However, if a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be adjusted to give pro forma effect to the acquisition of that Subsidiary (that adjustment being certified by an authorized officer of the Borrower as representing an accurate reflection of the revised Consolidated EBITDA, gross assets, net assets or turnover of the NEXT Group).

If there is a dispute as to whether a Subsidiary is or is not a Material Company, a determination by the COFACE Agent (acting reasonably) shall, in the absence of manifest error, be conclusive and binding on all Parties.

Material NEXT System Documents means:

(a)	the Satellite Supply Contract and the Authorization to Proceed;

(b)	any Launch Services Contract;

(c)	the Boeing O&M Agreement;

(d)	the NEXT Support Services Agreement;

(e)	the Motorola Settlement and Release;

(f)	the Motorola IP Rights Agreement; and

(g)	any Re-Launch Contract.

Material Transaction Party means:

(a)	the Supplier; and

(b)	each Launch Services Provider.

Milestone means each milestone set out in Schedule 24 (Milestones).

Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

The above rules will only apply to the last Month of any period.

Motorola means Motorola, Inc.

Motorola Intercreditor Agreement means that certain priority and collateral agency agreement dated as of 30 September 2010 by and among the Borrower, Motorola and the U.S. Collateral Agent, and to which the COFACE Agent (on behalf of the Lenders) is to accede as a party.

Motorola IP Rights Agreement means the Intellectual Property Rights Agreement between the Borrower and Motorola dated 11 December 2000 (including as amended by that certain System Intellectual Property Rights Amendment and Agreement, dated as of 30 September 2010, by and between Motorola and the Borrower).

Motorola Settlement Agreements means:

(a)	that certain Settlement Agreement and Mutual Release, dated as of 30 September 2010, by and among Motorola, the Borrower, Iridium Holdings LLC and the Parent (the Motorola Settlement and Release);

(b)	that certain Supplemental Subscriber Equipment Technology Amendment and Agreement, dated as of 30 September 2010, by and between Motorola and the Borrower; and

(c)	the Transition Services Agreement.

NEXT Constellation means the LEO constellation of 66 Satellites and 6 in-orbit spare Satellites to be procured and launched under the NEXT System Documents and the 9 ground spare Satellites to be procured under the NEXT System Documents.

NEXT Expenses means expenses incurred in connection with the development, procurement, financing and launch of the NEXT System which are treated as capital expenditure under and in accordance with the Base Case, regardless of treatment as a capital expenditure or an operational expenditure pursuant to the Accounting Principles.

NEXT Group means the Parent and each of its Subsidiaries from time to time excluding the Excluded Company.

NEXT Support Services Agreement means that certain agreement, dated as of 28 May 2010, by and between the Borrower and Boeing relating to the operations and maintenance of the NEXT Constellation.

NEXT System means the development, procurement, launch and operation of the NEXT Constellation and associated ground infrastructure.

NEXT System Completion means:

(a)	the In-Orbit Acceptance of [***] Satellites under the Satellite Supply Contract has occurred; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	all costs and expenses (identified in the Base Case) incurred or payable by the NEXT Group in implementing the NEXT System that are then due and owing under the Satellite Supply Contract and the Launch Services Contract have been paid.

NEXT System Completion Longstop Date means [***].

NEXT System Documents means:

(a)	each Material NEXT System Document;

(b)	the Motorola Settlement Agreements;

(c)	each Gateway and/or TTAC ground station operation and maintenance agreement;

(d)	each Secondary Payload Contract;

(e)	the Aireon System Documents; and

(f)	any other material contract, licence or authorisation entered into by any member of the NEXT Group in respect of the NEXT System and designated as such by the Borrower and the COFACE Agent.

Non Eligible Capital Raising means:

(a)	the Permitted PIYC Capital Raising; and

(b)	any other Capital Raising, the proceeds of which are invested in the Excluded Company (for the avoidance of doubt, this will include any investment described in paragraph (i) and (ii) of the definition of Aireon Equity Injection).

Obligor means the Borrower or a Guarantor.

OECD Common Approaches means the OECD Revised Council Recommendation on Common Approaches on the Environment and Officially Supported Export Credits (TAD/ECG (2007) 9) dated 12 June 2007.

Original Financial Statements means the Parent’s audited financial statements for its Financial Year ended 31 December 2009.

Original Guarantors shall have meaning given to it in the preamble hereto.

Original Lenders shall have meaning given to it in the preamble hereto.

Original Obligor means the Borrower or an Original Guarantor.

Participating Member State means any member state of the European Communities that adopts or had adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

Party means a party to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Permitted Acquisition/Investment means:

(a)	acquisitions of assets, inventory/stock in trade, investments in debt securities or money market funds or other similar instruments for cash management purposes and the holding of investments in Subsidiaries and Permitted Joint Ventures in existence on the Signing Date, in each case in the ordinary course of business;

(b)	the incorporation or formation of a company, corporation, partnership or other similar entity (in each case with limited liability) which on incorporation or formation is wholly-owned by a member of the Group; and

(c)	an acquisition of (i) at least 50% of the ownership interests of a company, corporation, partnership or other similar entity (in each case with limited liability), or (ii) a Permitted Joint Venture, or (iii) a business or undertaking carried on as a going concern where:

(i)	no Default is continuing on the closing date for the acquisition/investment or would occur as a result of the acquisition/investment; and

(ii)	the company, corporation, partnership or other similar entity, business or undertaking is:

(A)	cash-flow positive (or, if the EBITDA of the company, business or undertaking is negative, the aggregate negative EBITDA of all such acquired companies, businesses or undertakings does not exceed $2,000,000 on the date of acquisition); and

(B)	(if acquired prior to NEXT System Completion) free of debt; and

(C)	engaged in a Permitted Business or a component thereof;

(iii)	the consideration (including associated costs and expenses for the acquisition and any Financial Indebtedness or other assumed actual or contingent liability, in each case remaining in the acquired company, corporation, partnership or other similar entity (or any such business)) at the date of acquisition (when aggregated with the consideration for any other Permitted Acquisition/Investment) does not exceed in aggregate:

(A)	$[***] or its equivalent in any Financial Year of the Parent prior to NEXT System Completion; or

(B)	$[***] or its equivalent in total (excluding acquisitions/investments made after NEXT System Completion and funded with proceeds of share issues by the Parent in an aggregate amount not exceeding $[***]); and

(iv)	based on a pro forma calculation taking into account the proposed acquisition, the Financial Covenants would be complied with for the following 12-month period (taking into account any reasonably expected synergies); and

(d)	the incorporation or formation of the Excluded Company and any investment in the Excluded Company made by way of an Aireon Equity Injection in connection with the Aireon System Project (including any transaction incidental and in support of the Aireon System Project).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Permitted Business means the provision of telecommunications services via mobile satellite services (and not geostationary satellites) and related terrestrial infrastructure, and any other business reasonably incidental thereto (including (without duplication of the foregoing) any complementary terrestrial telecommunication services and the operation, sale, purchase, lease, manufacture, design or procurement of associated equipment, technology, services and applications used directly or indirectly in connection with the provision of telecommunications services) and any other business of the NEXT Group existing as of the date hereof; provided that, for the avoidance of doubt, with respect to any member of the NEXT Group, the ownership of any equity interests in the Excluded Company, the holding of any Aireon Equity Instruments, the entering into and consummation of the Aireon System Documents by such member of the NEXT Group and any other transactions incidental to the foregoing shall be considered a Permitted Business.

Permitted Carry Forward Amount has the meaning given to it in Clause 22.1 (Financial condition).

Permitted Disposal means any sale, lease, licence, transfer or other disposal which, except in the case of paragraph (b) and paragraph (m), is on arm's length terms:

(a)	of inventory, trading stock or cash made by any member of the NEXT Group in the ordinary course of trading of the disposing entity;

(b)	of any asset by a member of the NEXT Group (the Disposing Company) to another member of the NEXT Group (the Acquiring Company), but if:

(i)	the Disposing Company is an Obligor, the Acquiring Company must also be an Obligor, or if the Disposing Company is a Foreign Transferee Subsidiary, the Acquiring Company must also be a Foreign Transferee Subsidiary or an Obligor;

(ii)	the Disposing Company had given Security over the asset, the Acquiring Company must give equivalent Security over that asset; and

(iii)	the Disposing Company is a Guarantor, the Acquiring Company must be a Guarantor guaranteeing at all times an amount no less than that guaranteed by the Disposing Company;

(c)	of any shares of a member of the NEXT Group (other than an Obligor or Material Company) which is to become a Local Partner Entity to a person that is to become an External Local Partner, but only up to the minimum extent required by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction, and provided, where the Iridium Group Partner will hold less than 50% of the shares and voting rights, the Iridium Group Partner uses its best efforts to retain de facto economic and management control (including by way of non-voting shares or call options), to the extent permitted by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction;

(d)	of assets in exchange for other assets comparable or superior as to type, value and quality in the ordinary course of trading of the disposing entity;

(e)	of obsolete or redundant vehicles, plant and equipment;

(f)	of investments in listed shares, debt securities, money market funds or other similar instruments for cash or in exchange for other similar investments;

(g)	to a Permitted Joint Venture, to the extent permitted by Clause 23.9 (Joint Ventures);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h)	arising as a result of any Permitted Security;

(i)	the sale or discount without recourse of accounts receivable arising in the ordinary course of trading in connection with the compromise or settlement thereof;

(j)	any lease, sub-licence, sale or exchange of unused spectrum or (in the case of an exchange) used spectrum subject to a Communications Licence, in each case on arms' length terms to the extent permitted by applicable law and the terms of the relevant Communications Licence and provided such arrangement could not reasonably be expected to have a Material Adverse Effect;

(k)	of assets (other than shares in a Material Company or an Obligor) for cash where the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable for any other sale, lease, licence, transfer or other disposal not allowed under the preceding paragraphs or as a Permitted Transaction) does not exceed $15,000,000 (or its equivalent) in total during the term of this Agreement and does not exceed $5,000,000 (or its equivalent) in any Financial Year of the Parent;

(l)	subject to clause 23.33 (Aireon Transaction) of any Aireon Equity Instrument by a member of the NEXT Group; and

(m)	of any equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) by any Obligor or Foreign Transferee Subsidiary to any Foreign Transferee Subsidiary or an Obligor as a capital contribution, for cash consideration or otherwise to the extent permitted by the Finance Documents; provided that:

(i)	such equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) was developed and/or acquired for the purposes of, or in connection with, operating and maintaining, upgrading, improving or otherwise enhancing the Borrower’s global network (including, without limitation, any ground stations, TTACs and other associated ground infrastructure) and/or in connection with or related to the geographic expansion and growth of the Borrower’s Permitted Business; and

(ii)	with respect to each Financial Year specified in column 1 below, the aggregate book value at the time of disposal (as determined according to the Accounting Principles) of such equipment or assets (including, without limitation, any Gateway, or upgrades to ground systems or services in connection thereto) sold, leased, licensed, transferred or otherwise disposed of during such Financial Year pursuant to this paragraph (m) does not exceed the amount specified in column 2 below opposite such Financial Year (in the aggregate and on a cumulative basis):

Column 1 Financial Year Ending	Column 2 Permitted Disposal Amount
12/31/2013	$50,000,000
12/31/2014	$60,000,000
12/31/2015	$70,000,000
12/31/2016	$80,000,000
12/31/2017	$90,000,000
12/31/2018	$100,000,000

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Permitted Distribution means:

(a)	the payment of a dividend by any member of the NEXT Group to the Parent or to any of the Parent’s direct or indirect wholly-owned Subsidiaries;

(b)	the payment by any Local Partner Entity of a dividend out of distributable profits to its External Local Partner(s) (where the proportional share is paid simultaneously to the Iridium Group Partner) but in an amount not exceeding $[***] in respect of each External Local Partner in the aggregate in any given year; and

(c)	the payment by the Parent of dividends or other distributions on share capital or Permitted PIK Debt or repayment of shareholder loans, provided that:

(i)	(A)	subject to paragraph (B) below, such payment does not occur prior to NEXT System Completion (and the COFACE Agent has received Compliance Certificates for the first two Calculation Periods following the First Repayment Date) or during any Lock-Up Period thereafter; or

(A)	such payment is of dividends in respect of the Permitted PIYC Capital Raising, provided that, prior to such payment: (x) a Budget in effect for the fiscal year during which the payment is to be made shall have projected the availability of funds for, and included the making of, such dividend payments without a breach of the then-applicable Financial Covenants , and (y) an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of declaration of such dividends, delivered a certificate to the COFACE Agent certifying compliance with each of the Financial Covenants as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such dividends, such payment to be made prior to the next Calculation Date; and

(ii)	no Default is outstanding (or would result from the payment of such dividends).

Permitted Financial Indebtedness means Financial Indebtedness:

(a)	arising under a Permitted Treasury Transaction;

(b)	arising under a Permitted Loan or a Permitted Guarantee;

(c)	incurred under the Finance Documents;

(d)	of the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the NEXT Group) which:

(i)	does not fall due for repayment (in whole or in part), or, require payment of interest in cash, prior to NEXT System Completion; and

(ii)	is fully subordinated to the indebtedness under the Finance Documents (structurally and/or contractually pursuant to a Subordination Agreement); and

(iii)	has an average life higher than the residual average life of the COFACE Facility (tested at the date such debt is issued or incurred),

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in each case, with a maturity date falling at least 12 months after the Final Maturity Date, and where, based on a pro forma calculation (including an updated Business Plan) taking into account the proposed indebtedness, the Financial Covenants would be complied with (such Financial Indebtedness, Permitted PIK Debt);

(e)	in respect of amounts due to trade creditors, in each case arising in the ordinary and customary course of business being not more than 90 days past due (unless disputed in good faith) and not to exceed, at any time, in aggregate $[***] (or its equivalent in other currencies);

(f)	of any member of the NEXT Group to any other member of the NEXT Group which is fully subordinated to the indebtedness under the Finance Documents pursuant to a Subordination Agreement (and, where the debtor of such Financial Indebtedness is not an Obligor, in an aggregate amount not exceeding $15,000,000 (including an aggregate amount of not more than $5,000,000 in respect of Financial Indebtedness incurred after the Signing Date));

(g)	outstanding on the Signing Date as set out in Schedule 19 (Existing Financial Indebtedness);

(h)	on an unsecured basis for working capital / treasury purposes and debt assumed pursuant to any Permitted Acquisition/Investment, in aggregate not exceeding $100,000,000; and

(i)	such other indebtedness specifically approved by the Majority Lenders in writing.

Permitted Guarantee means:

(a)	the endorsement of negotiable instruments in the ordinary course of trade;

(b)	any performance guarantee, including any Trade Instrument or similar bond, guaranteeing performance by a member of the NEXT Group under any contract or license entered into in the ordinary course of trade;

(c)	to the extent required to provide an unqualified auditors opinion, any shareholder support to maintain the solvency of a wholly-owned Subsidiary of the Parent which is not a Material Company in respect of obligations owed by that Subsidiary to a member of the NEXT Group;

(d)	any guarantee of a Permitted Joint Venture to the extent permitted by Clause 23.9 (Joint Ventures);

(e)	any guarantee permitted under Clause 23.22 (Financial Indebtedness);

(f)	any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (b) of the definition of Permitted Security;

(g)	any indemnity given in the ordinary course of the documentation of an acquisition or disposal transaction which is a Permitted Acquisition/Investment or Permitted Disposal where the indemnity is in a customary form and subject to customary limitations;

(h)	any guarantee given by the Parent or Iridium Holdings LLC in favor of Motorola pursuant to the Motorola Settlement Agreements and the debt and security documents related thereto; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	any guarantee outstanding on the Signing Date as set out on Schedule 16 (Existing Guarantees).

Permitted Joint Venture means:

(a)	any investment in any Joint Venture (other than the Excluded Company) where:

(i)	the Joint Venture is a company, corporation, partnership or other similar entity (in each case where, to the extent such Joint Venture is not an entity with limited liability, the member of the NEXT Group making such investment is a newly-formed company, corporation, partnership or other similar entity with limited liability, whose sole purpose is to make such investment and whose sole asset is such investment, and which is otherwise appropriately ring-fenced) engaged in a Permitted Business or a component thereof; and

(ii)	in any financial year of the Borrower, the aggregate (the Joint Venture Investment) of:

(A)	all amounts subscribed for shares in, lent to, or invested in all such Joint Ventures by any member of the NEXT Group;

(B)	the contingent liabilities of any member of the NEXT Group under any guarantee given in respect of the liabilities of any such Joint Venture; and

(C)	the book value of any assets transferred by any member of the NEXT Group to any such Joint Venture,

when aggregated with the total purchase price in respect of other Permitted Acquisitions/Investments in that Financial Year permitted pursuant to paragraph (c)(iii) of the definition of Permitted Acquisition/Investment does not exceed the thresholds set out therein;

(b)	any Joint Venture in existence on the Signing Date as set out on Schedule 27 (Existing Joint Ventures); and

(c)	to the extent constituting a Joint Venture, the Excluded Company and any investment in the Excluded Company made by way of an Aireon Equity Injection.

Permitted Loan means:

(a)	any trade credit extended by any member of the NEXT Group to its customers on normal commercial terms and in the ordinary course of its trading activities;

(b)	Financial Indebtedness which is referred to in the definition of, or otherwise constitutes, Permitted Financial Indebtedness (except under paragraph (b) of that definition);

(c)	a loan made to a Permitted Joint Venture to the extent permitted under Clause 23.9 (Joint Ventures);

(d)	a loan made by a member of the NEXT Group to an employee or director of any member of the NEXT Group if the amount of that loan when aggregated with the amount of all loans to employees and directors by members of the NEXT Group does not exceed $1,000,000 (or its equivalent) at any time;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	a loan made by a member of the NEXT Group to another member of the NEXT Group (and, where the debtor of such Loan is not an Obligor, in an aggregate amount not exceeding $15,000,000 (including an aggregate amount of not more than $5,000,000 in respect of loans made available after the Signing Date); and

(f)	to the extent considered a loan, including pursuant to a subordinated loan, an Aireon Equity Injection made by a member of the NEXT Group.

Permitted PIK Debt has the meaning given in the definition of Permitted Financial Indebtedness.

Permitted PIYC Capital Raising means the Capital Raisings by the Parent in an aggregate amount up to (but not exceeding) $250,000,000 (including the Additional Permitted PIYC Capital Raising) in the form of perpetual preferred equity instruments, provided that:

(a)	such Capital Raising does not lead to a Change of Control of the Parent (on a diluted or undiluted basis or on a converted or non-converted basis);

(b)	the rate of distributions payable on such Capital Raising does not exceed [***] per cent per annum;

(c)	the preferred equity instruments used in such Capital Raising do not [***] and, for the avoidance of doubt, [***]; and

(d)	[***] in respect of such Capital Raising are [***] subject to and in accordance with Delaware law.

Permitted Security means:

(a)	any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the NEXT Group;

(b)	any netting or set-off arrangement entered into by any member of the NEXT Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the NEXT Group but only so long as (i) such arrangement does not permit credit balances of Obligors to be netted or set off against debit balances of members of the NEXT Group which are not Obligors and (ii) such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the NEXT Group which are not Obligors;

(c)	any payment or close out netting or set-off arrangement pursuant to any Treasury Transaction or foreign exchange transaction entered into by a member of the NEXT Group which constitutes Permitted Financial Indebtedness, excluding any Security or Quasi-Security under a credit support arrangement;

(d)	any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the NEXT Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the NEXT Group;

(e)	any Quasi-Security arising as a result of a disposal which is a Permitted Disposal;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	the "Motorola Collateral" (subject to and as defined in the Motorola Intercreditor Agreement);

(g)	any cash collateral granted in the ordinary course of business in support of the obligations of any member of the NEXT Group in respect of any Trade Instrument; or

(h)	outstanding on the Signing Date as set out in Schedule 17 (Existing Liens).

Permitted Share Issue means:

(a)	the issue of shares by the Parent to a third party (including any person that is not a member of the Group), paid for in full in cash upon issue or as consideration for a Permitted Acquisition/Investment, and which by their terms are not redeemable and where such issue does not lead to a Change of Control of the Parent;

(b)	the Permitted PIYC Capital Raising;

(c)	the issue of shares by a member of the NEXT Group which is a Subsidiary to its parent where (if the existing shares of the Subsidiary are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same or equivalent terms; or

(d)	the issue of shares by a member of the NEXT Group (other than an Obligor or Material Company) which is to become a Local Partner Entity to a person that is to become an External Local Partner, but only up to the minimum extent required by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction, and provided, where the Iridium Group Partner will hold less than 50% of the shares and voting rights, the Iridium Group Partner uses its best efforts to retain de facto economic and management control (including by way of non-voting shares or call options), to the extent permitted by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction.

Permitted Transaction means:

(a)	any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents;

(b)	the solvent liquidation or reorganisation of any member of the NEXT Group which is not an Obligor so long as any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other members of the NEXT Group;

(c)	the capitalisation of Financial Indebtedness owing by a wholly-owned Subsidiary of the Parent which is not a Material Company to a member of the NEXT Group in order to maintain the solvency of that Subsidiary;

(d)	any merger or consolidation by any member of the NEXT Group with or into any other member of the NEXT Group (provided that in the case of any merger or consolidation by an Obligor with or into any other member of the NEXT Group that is not an Obligor, the Obligor shall be the surviving entity, and the COFACE Agent receives such evidence and/or legal opinions as is reasonably satisfactory to it that the Obligor is the surviving entity and that notwithstanding such amalgamation, demerger, merger or reconstruction, the Finance Documents to which it is party shall remain at all times its legal, valid and binding obligations, enforceable in accordance with their terms and the amalgamation, demerger, merger or reconstruction shall not adversely affect any Transaction Security granted by the Obligor);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	transactions (other than (i) any sale, lease, license, transfer or other disposal and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness) conducted in the ordinary course of trading on arm's length terms.

Permitted Treasury Transaction means:

(a)	any Treasury Transaction to be entered into by the Borrower for the purpose of protecting against interest rate fluctuations with respect to Tranche B of the Facility; and

(b)	any Treasury Transactions entered into in the ordinary course of business and not for speculative purposes to hedge or mitigate risks to which any Obligor or any member of the NEXT Group is exposed in the conduct of its business or the management of its liabilities.

Plan means an employee benefit plan as defined in section 3(3) of ERISA, which is subject to the provisions of Title IV of ERISA:

(a)	maintained by any Obligor or any ERISA Affiliate; or

(b)	to which any Obligor or any ERISA Affiliate is required to make any payment or contribution.

Promissory Notes means the Promissory Notes of Principal and the Promissory Notes of Interest.

Promissory Notes of Interest mean the promissory notes on account of interest issued or to be issued by the Borrower pursuant to the provisions of Clause 6.2 (Promissory Notes) in the form set out in Schedule 5 (Form of Promissory Notes).

Promissory Notes of Principal mean the promissory notes on account of principal issued or to be issued by the Borrower pursuant to the provisions of Clause 6.2 (Promissory Notes) in the form set out in Schedule 5 (Form of Promissory Notes).

Protected Party means a Finance Party which is or will be subject to any liability or required to make any payment for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

Qualifying Lender has the meaning given to that term in Clause 14 (Tax Gross Up and Indemnities).

Quarter Date means each of 31 March, 30 June, 30 September and 31 December.

Quarterly Financial Statements means the financial statements delivered pursuant to paragraph (b)(i) of Clause 21.1 (Financial statements).

Quasi-Security has the meaning given to that term in Clause 23.15 (Negative pledge).

Quotation Day means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period, unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the COFACE Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Receiver means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

Reimbursement Request means a reimbursement request signed by the Borrower, substantially in the form set out in Part 1 of Schedule 3 (Requests and Notices).

Re-Launch Contracts has the meaning given in Clause 8.3 (Launch Insurance Proceeds).

Relevant Financial Covenant means each of the Financial Covenants described in paragraphs 22.1(a)(iii) (Capital Expenditure), (b)(i) (Consolidated Operational EBITDA) or (b)(ii) (Secondary Payload Cashflows).

Relevant Interbank Market means the London interbank market.

Relevant Jurisdiction means, in relation to an Obligor:

(a)	its jurisdiction of incorporation or organization; and

(b)	any jurisdiction relevant for the granting or perfection of a security interest over any asset subject to or intended to be subject to the Transaction Security.

Relevant Launch Insurance Proceeds has the meaning given in Clause 8.3 (Launch Insurance Proceeds).

Relevant Proceeds means Excluded Capital Raising Proceeds or Excluded Insurance Proceeds.

Reliance Parties means each Administrative Party, each Original Lender, COFACE, and each person which becomes a Lender.

Repayment Date means each of:

(a)	the First Repayment Date;

(b)	after the First Repayment Date but prior to the Final Maturity Date, each date falling six (6) months after the preceding Repayment Date; and

(c)	the Final Maturity Date.

Repayment Instalment means each scheduled instalment for repayment of the Loans.

Repayment Period means the period from the First Repayment Date until the Final Maturity Date.

Repeating Representations means each of the representations set out in Clause 20.2 (Status) to Clause 20.5 (Power and authority), Clause 20.9 (Governing law and enforcement), paragraph (a) of Clause 20.12 (No default), Clause 20.13 (No misleading information), Clause 20.14 (Original Financial Statements), paragraphs (b) and (c) of Clause 20.16 (No breach of laws), Clause 20.21 (Good title to assets) to Clause 20.23 (Legal and beneficial ownership), and Clause 20.28 (Compliance with United States laws).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reportable Event means:

(a)	an event specified as such in section 4043 of ERISA or any related regulation, other than an event in relation to which the requirement to give notice of that event is waived by any regulation; or

(b)	a failure to meet the minimum funding standard under section 412 of the Code or section 302 of ERISA, whether or not there has been any waiver of notice or waiver of the minimum funding standard under section 412 of the Code.

Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

Resignation Letter means a letter substantially in the form set out in Schedule 11 (Form of Resignation Letter).

Revenue Accounts means (i) the BOA Revenue Account, or any replacement of such account with an Acceptable Bank in the U.S., and (ii) such other revenue accounts of the Obligors as are subject to the Transaction Security which, when taken together with the BOA Revenue Account, constitute the accounts into which the consolidated revenues of the NEXT Group are received in accordance with Clause 23.27 (Revenue Accounts).

Ring Fenced Company means a company that:

(a)	has a limited business purpose;

(b)	is of limited liability;

(c)	does not carry on any trade with, or otherwise contract or deal with a member of the NEXT Group other than the Aireon System Documents and any other arms-length transaction, undertaken in good faith for its bona fide business purposes;

(d)	except for any other arms-length transactions, does not make any loan to or grant any financial accommodation to any member of the NEXT Group;

(e)	does not incur any Financial Indebtedness from, or have any other liability to, any member of the NEXT Group, other than the Aireon Equity Injection ,the Aireon System Documents or any other arms-length transactions;

(f)	except for the Aireon System Documents or any other arms-length transactions, no member of the NEXT Group sells, transfers, leases out, lends or otherwise disposes of any assets to it;

(g)	does not benefit from any guarantee or Security or participation or purchase arrangements from any member of the NEXT Group in relation to any of its obligations;

(h)	has separate insurance and is not named as a loss payee with respect to the insurances effected or procured by any member of the NEXT Group;

(i)	is a separate entity, at all times holds itself out to the public and all other members of the NEXT Group as a legal entity separate from the members of the NEXT Group and corrects any known material misunderstanding as to its separate identity;

(j)	maintains books, records and bank accounts separate from the members of the NEXT Group;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)	except for any consolidation with the NEXT Group as may be required by the Accounting Principles, maintains separate financial statements showing its assets and liabilities separate and apart from those of any members of the NEXT Group;

(l)	files its own tax returns, if any, as may be required under applicable law;

(m)	conducts its business in its own name and complies with all formalities necessary to maintain its separate existence;

(n)	pays its own liabilities and expenses out of its own funds including the proceeds of the Aireon Equity Injection;

(o)	observes all organisational formalities including all material formalities as an entity separate and distinct from the members of the NEXT Group;

(p)	maintains arm's-length relationships with the members of the NEXT Group;

(q)	does not guarantee or become obligated for the debts of any members of the NEXT Group or hold out its credit as being available to satisfy the obligations of members of the NEXT Group;

(r)	does not grant Security over its assets for the benefit of any member of the NEXT Group;

(s)	without prejudice to paragraph (x) below, does not commingle assets with those of the members of the NEXT Group;

(t)	uses separate stationery, invoices and checks;

(u)	maintains a sufficient number of employees or contractors in light of its contemplated business operations;

(v)	maintains adequate capital in light of its then contemplated business operations;

(w)	on and following the date falling three (3) months after the First Amendment Effective Date, has a board of directors that at all times has at least 2 (two) Independent Directors; and

(x)	on and following the date falling three (3) months after the First Amendment Effective Date, allocates fairly and reasonably on an arm's length basis any overhead for shared office space and employees with the members of the NEXT Group, including any overhead and employees shared from the First Amendment Effective Date.

Satellite Supply Contract means the Full Scale System Development Contract between TAS and the Borrower dated 1 June 2010.

Satellites means the satellites supplied or to be supplied by TAS under the Satellite Supply Contract (whether or not delivered or in orbit).

Scheduled Completion Date means [***].

Screen Rate means, in relation to LIBOR, the British Bankers' Association Interest Settlement Rate for the relevant currency and period displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the COFACE Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower and the Lenders.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Secondary Payload Cashflows means all cash proceeds (net of tax) payable to any member of the NEXT Group under the Secondary Payload Contracts (to the extent such proceeds are non-refundable) (but excluding any cash proceeds payable to any member of the NEXT Group under any Secondary Payload Contract (i) that are paid (or are payable) to TAS by such member of the NEXT Group and (ii) that are paid in respect of the provision of on-going services, including but not limited to operation and maintenance services and data services when such secondary payload is in-orbit).

Secondary Payload Contract means each contract for the provision of secondary payload services in connection with the NEXT System entered into or to be entered into by a member of the Group.

Secondary Payload Heads of Terms means the heads of terms for Secondary Payload Contracts set out in Schedule 23 (Secondary Payload Heads of Terms).

Secondary Payload Status Report shall have the meaning given to it in Clause 21.6(a)(ii) (NEXT System Documents).

Secured Parties means each Finance Party from time to time party to this Agreement, any Receiver or Delegate.

Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

Security Agent shall have meaning given to it in the preamble hereto.

Shareholders' Equity means, in relation to any Calculation Period, the stockholders’ equity in the NEXT Group, as presented in the consolidated financial statements of the Parent most recently delivered pursuant to Clause 21.1 (Financial statements).

Signing Date means the date of this Agreement.

SNOC means the Satellite Network Operations Center in Leesburg, Virginia.

Solvent means, with respect to any person at any time, that (a) (i) the sum of such person's debts is not greater than all of such person's property, at a fair valuation, and (ii) such person is generally paying its debts as they become due; (b) the present fair salable value of the value of all of the property of such person is greater than the amount that will be required to pay such person's probable liability on such person's existing debts (including contingent debts) as they become absolute and matured; (c) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute unreasonably small capital; and (d) such person does not intend to incur, and does not believe that such person would incur, debts that would be beyond such person's ability to pay as such debts mature.

SpaceX means Space Exploration Technologies Corp.

SpaceX Launch Contract means the Launch Services Contract dated 19 March 2010 between the Borrower and SpaceX as amended pursuant to an amendment no.1 dated 17 September 2010 and an amendment no.2 dated 19 July 2012.

Specified Time means a time determined in accordance with Schedule 15 (Timetables).

Starting Point of Repayment means the date falling on the earlier of (i) 30th September 2017 and (ii) In Orbit Acceptance in respect of the [***] Satellite (as confirmed by the Technical Adviser).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Subordination Agreement means:

(a)	the subordination agreement dated on or about the date of this Agreement and made between, among others, the Parent, Iridium Holdings LLC, the Borrower, and the COFACE Agent; and

(b)	each other subordination agreement entered into from time to time by the COFACE Agent with one or more creditors of an Obligor, in substantially similar form (or otherwise in form and substance reasonably satisfactory to the COFACE Agent).

Subsidiary means, with respect to any person, any corporation, limited liability company, partnership or other entity (Other Person) controlled by such person, by such person and one or more other Subsidiaries of such person, or by one or more other Subsidiaries of such person, and for purposes of this definition, the term “control” (including the terms “controlling” and “controlled by”) of a person shall mean the possession, direct or indirect, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of such securities, by contract or otherwise.

Supplier means TAS.

Supplier's Confirmation means a notice substantially in the form of Part 2 or 4 (as applicable) (Form of Supplier's Confirmation) of Schedule 3 (Requests and Notices).

TAS means Thales Alenia Space SA.

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) imposed by a Governmental Authority.

Tax Credit means a credit against, relief or remission for, or repayment of, any Tax.

Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under Clause 14.2 (Tax gross-up) or a payment under Clause 14.3 (Tax indemnity).

Technical Adviser means The Aerospace Corporation (upon its appointment pursuant to paragraph 26 of Part 1 of Schedule 2 (Conditions Precedent to Initial Utilisation)) or any replacement thereof.

Technical Adviser's Quarterly Report means each quarterly progress report in relation to the NEXT System delivered by the Technical Adviser to the COFACE Agent, which report shall include verification by the Technical Adviser of Block One health and progress of construction, launch, installation and operation of NEXT System (including sign off on the results of tests relating to the In-Orbit Acceptance of each Satellite, the reasonableness of any provisional qualified acceptance of any Satellite, and certification as to Milestones) and the progress of the interface between the Aireon System Project and the NEXT System (in particular, any modifications or adjustments requested by the Excluded Company (and agreed to by the Borrower) to the NEXT System in connection with the Aireon System Project which could reasonably be expected to result in a delay to Milestones), and a copy of which shall be delivered by the COFACE Agent to the Borrower promptly upon receipt.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Technical Report means the technical report prepared by the Technical Adviser dated 9 June 2010 and as updated for the Initial CP Satisfaction Date.

Tempe Gateway means the Borrower’s commercial Gateway located in Tempe, Arizona.

Total Commitments means the aggregate of the Total Tranche A Commitments and the Total Tranche B Commitments, being $1,800,000,000 at the date of this Agreement.

Total Net Debt means, at any time, the aggregate amount of all obligations of members of the NEXT Group for or in respect of Financial Indebtedness as reported in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements):

(a)	excluding any such obligations owed to any other member of the NEXT Group;

(b)	including, in the case of Finance Leases only, their capitalised value; and

(c)	deducting the aggregate amount of cash (as shown in consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements)) (excluding, for the avoidance of doubt, any amounts standing to the credit of the Debt Service Reserve Account) held by any member of the NEXT Group at that time, and so that no amount shall be included or excluded more than once.

Total Tranche A Commitments means the aggregate of the Tranche A Commitments, being $1,537,500,000 at the date of this Agreement.

Total Tranche B Commitments means the aggregate of the Tranche B Commitments, being $262,500,000 at the date of this Agreement.

Trade Instruments means any performance bonds, advance payment bonds or letters of credit issued in respect of the obligations of any member of the NEXT Group arising in the ordinary course of trading of that member of the NEXT Group.

Tranche means Tranche A or Tranche B.

Tranche A means the tranche of the Facility designated as Tranche A and made available under this Agreement as described in Clause 2.1(a) (The Facility).

Tranche A Commitment means:

(a)	in relation to an Original Lender, the amount set opposite its name under the heading "Tranche A Commitment" in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche A Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Tranche A Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

Tranche A Loan means a loan made or to be made under Tranche A of the Facility or the principal amount outstanding for the time being of that loan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Tranche B means the tranche of the Facility designated as Tranche B and made available under this Agreement as described in Clause 2.1(b) (The Facility).

Tranche B Commitment means:

(a)	in relation to an Original Lender, the amount set opposite its name under the heading "Tranche B Commitment" in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche B Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Tranche B Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

Tranche B Loan means a loan made or to be made under Tranche B of the Facility or the principal amount outstanding for the time being of that loan.

Transaction Documents means:

(a)	the Finance Documents; and

(b)	the NEXT System Documents.

Transaction Security means the Security created or expressed to be created in favour of the Security Agent pursuant to the Transaction Security Documents.

Transaction Security Documents means each of the documents listed as being a Transaction Security Document in paragraph 9 of Part 1 of Schedule 2 (Conditions Precedent), and any document required to be delivered to the COFACE Agent under paragraph 11 of Part 2 of Schedule 2 (Conditions Precedent) together with any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Obligors under any of the Finance Documents.

Transfer Certificate means a certificate substantially in the form set out in Schedule 8 (Form of Transfer Certificate) or any other form agreed between the COFACE Agent and the Borrower.

Transfer Date means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the COFACE Agent executes the relevant Assignment Agreement or Transfer Certificate.

Transition Services Agreement means that certain Amended and Restated Transition Services, Products and Asset Agreement, dated as of 30 September 2010, by and among Motorola, the Borrower, Iridium Holdings LLC and the Parent (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time).

Treasury Transactions means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

United States person has the meaning given to it in Section 7701(a)(30) of the Code.

Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents.

Unused Amount has the meaning given to it in Clause 22.1 (Financial condition).

U.S. Bankruptcy Law means the United States Bankruptcy Code 1978 or any other United States Federal or State bankruptcy, insolvency or similar law.

U.S. Borrower means a Borrower that is incorporated or organized under the laws of the United States of America or any state of the United States of America (including the District of Columbia).

U.S. Collateral Agent shall have the meaning given to it in the preamble hereto.

U.S. Debtor means an Obligor that is incorporated or organised under the laws of the United States of America or any State of the United States of America (including the District of Columbia) or that resides or has a domicile, a place of business or property in the United States of America.

Utilisation means a Loan.

Utilisation Date means the date of a Utilisation, being the date on which the relevant Loan is to be made.

Utilisation Request means a Reimbursement Request or a Disbursement Request.

VAT means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

Working Capital means, on any date, Current Assets less Current Liabilities.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)	the COFACE Agent, any Mandated Lead Arranger and Bookrunner, any Lead Arranger, any Finance Party, any Lender, any Obligor, any Party, any Secured Party, the Security Agent, the U.S. Collateral Agent or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Agent or the U.S. Collateral Agent, any person for the time being appointed as Security Agent or Security Agents or U.S. Collateral Agent in accordance with the Finance Documents;

(ii)	a document in agreed form is a document which is previously agreed in writing by or on behalf of the Borrower and the COFACE Agent or, if not so agreed, is in the form specified by the COFACE Agent;

(iii)	assets includes present and future properties, revenues and rights of every description;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	a Finance Document or a Transaction Document or any other agreement or instrument is a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, novated, replaced, supplemented, extended or restated (in each case, an amendment or waiver);

(v)	guarantee means (other than in Clause 19 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(vi)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)	a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(viii)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(ix)	a provision of law is a reference to that provision as amended or re-enacted; and

(x)	a time of day is a reference to London time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been remedied or waived.

1.3	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.4	Acknowledgement

Each Obligor acknowledges and confirms:

(a)	receipt of a copy of each of the Finance Documents then in effect (other than the COFACE Insurance Policy);

(b)	that no Finance Party is responsible to it for:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	the execution (other than by that Finance Party), genuineness, validity, enforceability or sufficiency of any Finance Document or the Satellite Supply Contract;

(ii)	the collectability of amounts payable under any Finance Document or the Satellite Supply Contract; or

(iii)	the accuracy of any statements (whether written or oral) made in connection with any Finance Document or the Satellite Supply Contract by any person other than that Finance Party.

2.	The Facility

2.1	The Facility

Subject to the terms of this Agreement, the Lenders make available a term loan facility, in an aggregate amount equal to the Total Commitments, in two Tranches designated as follows:

(a)	Tranche A in an aggregate amount equal to the Total Tranche A Commitments; and

(b)	Tranche B in an aggregate amount equal to the Total Tranche B Commitments.

2.2	Finance Parties' rights and obligations

(a)	Unless all the Finance Parties agree otherwise:

(i)	subject to paragraph (vii) below, the obligations of each Finance Party under the Finance Documents are several;

(ii)	subject to paragraph (vii) below, failure by a Finance Party to perform its obligations does not affect the obligations of any other person under the Finance Documents;

(iii)	subject to paragraph (vii) below, no Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents;

(iv)	the rights of a Finance Party under the Finance Documents are separate and independent rights;

(v)	a Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights;

(vi)	a debt arising under the Finance Documents to a Finance Party is a separate and independent debt; and

(vii)	the funding obligations of the Lenders under the Finance Documents are joint and several.

(b)	Each Party agrees that this Clause 2.2 is for the benefit of the Lenders only and each Obligor acknowledges that it has no rights of any kind whatsoever under this Clause.

2.3	The Obligors and the Satellite Supply Contract

(a)	Each Obligor's obligations (including, without limitation, its payment obligations) under this Agreement are unconditional and irrevocable and accordingly are not:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	subject to or dependent upon the execution or performance by the Borrower, the Supplier or any other person of its obligations under the Satellite Supply Contract; nor

(ii)	affected or discharged by any matter affecting the Satellite Supply Contract including the following:

(A)	any dispute under the Satellite Supply Contract nor any claim which the Borrower or the Supplier or any other person may have against, or consider that it has against, any person under the Satellite Supply Contract;

(B)	the fact that all or any part of the sums requested under a Utilisation Request is or was not payable to the Supplier;

(C)	the insolvency or dissolution of the Supplier;

(D)	any action or inaction (whether negligent or by wilful misconduct or fraud) of the Supplier (or any of its agents, contractors, officers or employees);

(E)	the fact that a Loan is drawn and applied in accordance with a Utilisation Request which has proven incorrect in any respect;

(F)	the Supplier being subject to an amalgamation, demerger, merger or reconstruction;

(G)	any unenforceability, illegality or invalidity of any obligation of any person under the Satellite Supply Contract or any documents or agreements relating to the Satellite Supply Contract; or

(H)	the breach, frustration or non-fulfilment of any provision of the Satellite Supply Contract or any documents or agreements related thereto or the destruction, non-completion or non-functioning of the COFACE Eligible Content, and each Obligor acknowledges that the foregoing is an essential condition of each Lender's entry into this Agreement, and accordingly, by advancing the full amount of its Commitments (subject to and in accordance with the terms and conditions of this Agreement) each Lender shall have fulfilled its funding obligations under this Agreement.

(b)	Without prejudice to the generality of paragraph (a) above, the Borrower agrees that it will not claim to be relieved of the performance of any of its obligations under this Agreement by reason of any failure, delay or default whatsoever on the part of the Supplier or the Borrower in the performance of its obligations under the Satellite Supply Contract.

2.4	COFACE Decisions

If COFACE notifies the COFACE Agent of its decision on any matter (including any decision relating to the approval of any requested waivers or amendments by the Borrower in respect of this Agreement or any other Finance Document), such decision shall prevail over any contrary decision made by any Finance Party, provided that such decision made by COFACE does not, or is not reasonably likely to, result in an increase in the amount of or an extension of the availability of any Commitment or obligation of a Finance Party hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	COFACE Premium

(a)	The Borrower acknowledges that no Finance Party is in any way involved in the calculation of any part of the COFACE Premium.

(b)	The Borrower shall not raise against any Lender any claim or defence in relation to the calculation, payment or refund of (or the failure to pay or refund) any part of the COFACE Premium.

(c)	The Borrower shall bear the cost of reimbursing to each Lender (and/or the COFACE Agent) the credit insurance premium due to COFACE under the COFACE Insurance Policy (including any increase in the amount of the COFACE Premium).

(d)	As at the date of this Agreement, the COFACE Premium is the amount calculated on the basis of the percentage (the COFACE Premium Percentage) set out in the COFACE Premium Letter.

(e)	The COFACE Agent will only be notified of the actual amount of the COFACE Premium and actual COFACE Premium Rate on the date of final issuance of the COFACE Insurance Policy. Following receipt of the COFACE Insurance Policy, the COFACE Agent shall promptly notify the Borrower of the actual amount of the COFACE Premium and actual COFACE Premium Rate. If the actual amount of the COFACE Premium is greater than the estimated amount set out in the COFACE Premium Letter, the Borrower shall be obliged to make payment of the actual amount of the COFACE Premium. The Borrower acknowledges that the obligation to pay the COFACE Premium related to this Agreement is absolute and unconditional and paragraph (c) above shall continue to apply in respect of all additional amounts.

(f)	On each Utilisation Date an amount equal to the COFACE Premium Percentage of the amount of the relevant Loan to be made for the purposes referred to in Clause 3.1(b) (Purpose) (the COFACE Premium Proportional Amount) shall be paid by the COFACE Agent (on behalf of the Borrower, who irrevocably authorises the COFACE Agent to make such payments in order to fulfil the Borrower's obligations under paragraph (c) above), to COFACE for application in payment of the COFACE Premium, and there shall be a deemed Loan in an amount equal to the COFACE Premium Proportional Amount without the need for a Utilisation Request (but subject to all other terms and conditions as if a Utilisation Request had been made). For the avoidance of doubt, if the Total Tranche A Commitments and/or Total Tranche B Commitments would otherwise be exceeded by application of this Clause, then this Clause shall only apply to the extent that the Total Tranche A Commitments and/or Total Tranche B Commitments (as the case may be) would not be so exceeded, and the Borrower's obligation under paragraph (c) above shall continue to apply in respect of all additional amounts.

(g)	The Borrower acknowledges that the COFACE Premium is not refundable for any reason whatsoever except with the specific approval of COFACE.

(h)	Notwithstanding the above, a minimum premium, as of the date of this Agreement, in an amount equal to the Dollar equivalent of one thousand five hundred and fifteen Euros (€1,515) shall be paid to COFACE by the Borrower in respect of the COFACE Insurance Policy upon the execution of the relevant COFACE Insurance Policy. Such amounts shall remain the property of COFACE and is accordingly payable by the Borrower to COFACE in any event.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.6	Obligors' Agent

(a)	Each Obligor (other than the Borrower) by its execution of this Agreement or an Accession Deed irrevocably appoints the Borrower to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)	the Borrower on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to execute on its behalf any Accession Deed, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Borrower,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)	Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Borrower or given to the Borrower under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Borrower and any other Obligor, those of the Borrower shall prevail.

3.	Purpose

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facility towards:

(a)	reimbursing amounts paid in respect of COFACE Eligible Content under the Authorization to Proceed only in respect of invoices paid in cash to the Supplier from the Borrower's own funds prior to (and not after) the Initial CP Satisfaction Date; or

(b)	as the case may be, payment to COFACE, the Supplier or the Lenders,

in each case, to finance:

(i)	up to 85% of COFACE Eligible Content;

(ii)	the payment of up to 100% of the COFACE Premium; and/or

(iii)	up to 100% of IDC,

up to a maximum aggregate amount equal to the Total Commitments.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	Conditions of Utilisation

4.1	Initial conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) in relation to any Utilisation if on or before the Utilisation Date for that Utilisation, the COFACE Agent has received all of the documents and other evidence listed in Part 1 of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the COFACE Agent. The COFACE Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

4.2	Further conditions precedent

Subject to Clause 4.1 (Initial conditions precedent), the Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)	no Default is continuing or would result from the proposed Utilisation;

(b)	the representations and warranties which are then to be made or deemed to be repeated by each Obligor under Clause 20.29(b) (Times when representations made) are true in all material respects;

(c)	the making of the Loan would not cause the Total Commitments to be exceeded;

(d)	the Borrower has paid any amount payable under Clause 2.5 (COFACE Premium) to the COFACE Agent in full (or such amount will be paid in full pursuant to Clause 2.5(e) (COFACE Premium) with the proceeds of the Loans being requested);

(e)	the COFACE Agent is satisfied that:

(i)	the COFACE Insurance Policy is (or, in the case of the initial Loans only, will be immediately upon payment of the relevant COFACE Premium Proportional Amount) in full force and effect;

(ii)	the credit insurance cover under the COFACE Insurance Policy has been issued (or, in the case of the first Loan only, will be issued immediately upon payment of the relevant COFACE Premium Proportional Amount) on terms covering political and commercial risks extending to ninety-five (95) per cent. of the Loans (including the proposed Loan) and IDC Component interest thereon; and

(iii)	all conditions of the COFACE Insurance Policy and the relevant credit insurance cover have been (or will have been immediately upon payment of the relevant COFACE Premium Proportional Amount) fulfilled;

(f)	the COFACE Agent has not received a notice from COFACE requesting the Lenders to suspend the making of the Loan (or, if the COFACE Agent has received such a notice, that notice has been withdrawn);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	the Lenders are not required by the terms of the COFACE Insurance Policy to suspend the making of the Loan;

(h)	in the case of any Loan requested in relation to any payment made or to be made to the Supplier under the Satellite Supply Contract or any reimbursement to the Borrower for any payment made to the Supplier under the Authorization to Proceed, the COFACE Agent has received evidence from the Supplier in form and substance satisfactory to the COFACE Agent that the corresponding Down Payment has been paid in full by the Borrower from resources other than the Facility;

(i)	the amount standing to the credit of the Debt Service Reserve Account is not less than the then applicable Required DSRA Balance;

(j)	the COFACE Agent has received such other documents, certifications, or other evidence as the COFACE Agent acting on the instructions of COFACE may reasonably require with respect to the Borrower or in connection with any Finance Document, the Satellite Supply Contract or the COFACE Insurance Policy, provided that the request for such other document, certification or evidence is made within a reasonable time prior to the relevant Utilisation Date.

4.3	Maximum number of Utilisation Requests

The Borrower may not deliver more than four Utilisation Requests in any 30-day period.

5.	Utilisation – Loans

5.1	Delivery of a Utilisation Request

The Borrower may utilise the Facility by delivery to the COFACE Agent of a duly completed Utilisation Request not later than the Specified Time (provided, for the avoidance of doubt, that no Utilisation Request shall be required in respect of Loans required to fund the COFACE Premium pursuant to Clause 2.5(e) (COFACE Premium) or IDC).

5.2	Completion of a Utilisation Request for Loans

Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(a)	it identifies the purpose for which the Facility is to be utilised;

(b)	the proposed Loans are allocated pro rata between Tranche A and Tranche B (provided that this restriction shall cease to apply when there are no further Available Commitments under one Tranche, to the extent that Available Commitments remain under the other Tranche);

(c)	the proposed Utilisation Date is a Business Day within the Availability Period;

(d)	the amount of the Utilisation complies with Clause 5.3 (Currency and amount); and

(e)	the Supplier or the Borrower, as the case may be, attaches to the Utilisation Request all relevant documents required to be provided as per the form for that Utilisation Request, each in form and substance satisfactory to the COFACE Agent; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	the Utilisation Request is executed by a person duly authorised to do so on behalf of the Borrower.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be Dollars.

(b)	The amount of the proposed Utilisation must be a minimum of $2,000,000 or, if less, the Available Facility.

(c)	The COFACE Agent shall promptly, and in any event no later than the Specified Time, notify each Lender of the amount of the relevant Loan, the amount of its participation in the relevant Loan, the account for such purpose and other information contained in the Utilisation Request.

5.4	Lenders' participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.

(b)	The amount of each Lender's participation in each Loan under a Tranche will be equal to the proportion borne by its Available Commitment under that Tranche to the Available Facility in respect of that Tranche immediately prior to making the Loan.

(c)	Each Loan under the Facility (other than a deemed Loan made pursuant to Clause 2.5(e) (COFACE Premium) or Clause 10.3 (Capitalisation during construction)) will be made available by the Lenders:

(i)	to the Borrower (in the case of a Loan to be made for the purposes of reimbursing amounts paid in respect of COFACE Eligible Content under the Authorization to Proceed only); or

(ii)	to the Supplier on behalf of the Borrower by the COFACE Agent crediting the proceeds of the Loan to the account specified in the relevant Utilisation Request.

(d)	The Borrower acknowledges that any amounts credited the Supplier or the Borrower itself under paragraph (c) above and each deemed Loan made pursuant to Clause 2.5(e) (COFACE Premium) or Clause 10.3 (Capitalisation during construction) shall constitute a Loan for the purposes of this Agreement.

(e)	The Borrower further acknowledges that no Finance Party has any obligation to verify or ensure the genuineness or accuracy of the attachments to any Utilisation Request submitted by the Borrower or the Supplier.

5.5	Cancellation of Commitment

(a)	The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

(b)	If the Initial CP Satisfaction Date has not occurred on or prior to the date falling 4 months after the Signing Date (the CP Longstop Date), the Commitments shall be immediately cancelled on the CP Longstop Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6	Responsibility

(a)	The COFACE Agent and the Lenders shall not be responsible for any delay in the making of any Loan resulting from any requirement or request for the delivery of information, documents, certifications or other evidence pursuant to Clause 4.2(h) or 4.2(j).

(b)	The COFACE Agent shall not be responsible for examining the documents:

(i)	provided pursuant to Clause 4.1 or 4.2;

(ii)	included with or attached to any Utilisation Request; or

(iii)	otherwise provided to it under the Finance Documents,

except to ascertain that they appear on their face to be in compliance with the requirements of the Finance Documents. For the purpose of this Clause, appear on their face has the meaning ascribed to it in the latest version of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (at present the latest version being ICC Publication UCP 600 – 2007 version).

6.	Repayment

6.1	Generally

(a)	The Borrower shall repay the Loans under each Tranche in full in fourteen (14) consecutive semi-annual instalments, each of which shall be equal to the percentage of the highest of the aggregate amounts of Loans outstanding on each date on or prior to the last day of the Availability Period, as set out in the table below:

Repayment Date	Repayment Instalment

First Repayment Date	1.00%

Repayment Date falling 6 months after the First Repayment Date	3.75%

Repayment Date falling 12 months after the First Repayment Date	3.75%

Repayment Date falling 18 months after the First Repayment Date	7.50%

Repayment Date falling 24 months after the First Repayment Date	7.50%

Repayment Date falling 30 months after the First Repayment Date	8.50%

Repayment Date falling 36 months after the First Repayment Date	8.50%

Repayment Date falling 42 months after the First Repayment Date	8.50%

Repayment Date falling 48 months after the First Repayment Date	8.50%

Repayment Date falling 54 months after the First Repayment Date	8.50%

Repayment Date falling 60 months after the First Repayment Date	8.50%

Repayment Date falling 66 months after the First Repayment Date	8.50%

Repayment Date falling 72 months after the First Repayment Date	8.50%

Final Maturity Date	8.50%

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	The first Repayment Instalment must be paid on the First Repayment Date and subsequent Repayment Instalments must be paid on each Repayment Date thereafter. The final Repayment Instalment must be paid on the Final Maturity Date, and any Repayment Instalment that would otherwise fall beyond the Final Maturity Date, shall be deemed to fall on the Final Maturity Date. For the avoidance of doubt, each Repayment Instalment shall be applied pro rata in repayment of each Tranche.

(c)	As soon as practicable after the earlier of the date on which the Total Commitments have been utilised in full and the date of expiry of the Availability Period, the COFACE Agent shall provide to the Borrower a schedule, substantially in the form set out in the table above, of the actual Repayment Instalments which are to be paid by the Borrower.

(d)	The Borrower may not reborrow any part of the Facility which is repaid.

6.2	Promissory Notes

(a)	The Borrower undertakes to deliver to the COFACE Agent, prior to the Initial CP Satisfaction Date:

(i)	a Promissory Note of Principal left in blank for each Tranche in respect of each Repayment Instalment (being 14 Promissory Notes of Principal for each Tranche), each such Promissory Note of Principal to be completed pursuant to the Joint Interest Mandate in an amount equal to the amount of the relevant Repayment Instalment (to be determined in accordance with the schedule of Repayment Instalments provided by the COFACE Agent pursuant to paragraph (c) of Clause 6.1) and having a maturity date which is the same as the Repayment Date for the relevant Repayment Instalment; and

(ii)	a Promissory Note of Interest left in blank for each Tranche in respect of each Interest Payment Date falling after the Starting Point of Repayment (being 14 Promissory Notes of Interest for each Tranche), each such Promissory Note of Interest to be completed pursuant to the Joint Interest Mandate in an amount equal to the aggregate amount payable (or, in the case of Tranche B, estimated to be payable) in respect of the Margin plus the Base Rate on the relevant Interest Payment Date (to be determined in accordance with the schedule of Repayment Instalments provided by the COFACE Agent pursuant to paragraph (c) of Clause 6.1 and, in the case of Tranche B, using the LIBOR rate applicable on such date) and having a maturity date which is the same as the relevant Interest Payment Date, together with the Joint Interest Mandate.

(b)	The COFACE Agent shall complete and/or modify (as the case may be) each Promissory Note in accordance with the irrevocable instructions contained in the Joint Interest Mandate.

(c)	Upon payment in full (either on the relevant Repayment Date or Interest Payment Date (as applicable) or following acceleration) of the amount represented by any Promissory Note (by way of remittance or otherwise), such Promissory Note shall, subject (if such Promissory Note has been delivered to COFACE) to COFACE returning such Promissory Note to the COFACE Agent, be returned by the COFACE Agent to the Borrower within 5 Business Days with the mention "fully paid".

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Each Promissory Note and the rights of the holders thereof will be governed by French law and all obligations resulting from the application of French law are specifically acknowledged and accepted by the Borrower.

(e)	The COFACE Agent agrees that it shall not endorse, transfer, assign or otherwise dispose of any Promissory Note to any person other than:

(i)	COFACE; or

(ii)	any successor COFACE Agent appointed pursuant to Clause 27.14 (Resignation of the COFACE Agent).

(f)	The holder of the Promissory Note is expressly exempted from the requirement to protest any Promissory Note.

6.3	Effect of cancellation and prepayment on scheduled repayments and reductions

If the Borrower cancels the whole or any part of the Commitments in accordance with Clause 7.2 (Voluntary cancellation) or Clause 7.4 (Right of cancellation and repayment in relation to a single Lender) or if the Commitment of any Lender is reduced under Clause 7.1 (Illegality) or if any of the Loans are prepaid in accordance with this Agreement, then the amount of the Repayment Instalment for each Repayment Date falling after that cancellation or prepayment (as applicable) will reduce in inverse chronological order by the amount cancelled or the amount of the Loan prepaid (as applicable).

7.	Illegality, Voluntary Prepayment and Cancellation

7.1	Illegality

If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Utilisation:

(a)	that Lender shall promptly notify the COFACE Agent upon becoming aware of that event;

(b)	upon the COFACE Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and

(c)	the Borrower shall repay that Lender's participation in the Utilisations made to the Borrower on the last day of the Interest Period for each Utilisation occurring after the COFACE Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the COFACE Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.2	Voluntary cancellation

(a)	Subject to paragraph (b) below, the Borrower may, if it gives the COFACE Agent not less than 20 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of $5,000,000) of the Available Facility. Any cancellation under this Clause 7.2 shall reduce the Commitments of the Lenders rateably under each Tranche.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Except as otherwise approved by the Majority Lenders, prior to 31 January 2016 no partial voluntary cancellation is permitted. From 31 January 2016 to NEXT System Completion, any voluntary cancellation pursuant to this clause shall be subject to the conditions that:

(i)	the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the COFACE Agent) that:

(A)	it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)	it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

7.3	Voluntary prepayment

(a)	Subject to paragraph (b) below, the Borrower may, if it gives the COFACE Agent not less than 20 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loans (but, if in part, being a minimum amount of $10,000,000). Any prepayment under this Clause 7.3 shall be applied pro rata in prepayment of each Tranche.

(b)	Except as otherwise approved by the Majority Lenders, prior to 31 January 2016 no partial voluntary prepayment is permitted. From 31 January 2016 to NEXT System Completion, any voluntary prepayment pursuant to this clause shall be subject to the conditions that:

(i)	the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the COFACE Agent) that:

(A)	it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)	it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The conditions in paragraphs (i) and (ii) above will cease to apply following NEXT System Completion and, at all times thereafter, the Borrower shall be permitted to prepay the whole or any part of any Loan in accordance with paragraph (a) above.

7.4	Right of cancellation and repayment in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 14.2 (Tax gross-up); or

(ii)	any Lender claims indemnification from the Borrower or an Obligor under Clause 14.3 (Tax indemnity) or Clause 15.1 (Increased costs),

the Borrower may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the COFACE Agent notice (if such circumstances relate to a Lender) of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Utilisations.

(b)	On receipt of a notice referred to in paragraph (a) above in relation to a Lender, the Commitment of that Lender shall immediately be reduced to zero.

(c)	On the last day of each Interest Period which ends after the Borrower has given notice under paragraph (a) above in relation to a Lender (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender's participation in that Utilisation together with all interest and other amounts accrued under the Finance Documents.

8.	Mandatory Prepayment

8.1	Exit

Upon the occurrence of:

(a)	any Delisting;

(b)	a Change of Control; or

(c)	the Disposal of all or substantially all of the assets of the NEXT Group whether in a single transaction or a series of related transactions,

the Facility will be cancelled and all outstanding Utilisations, together with accrued interest, and all other amounts accrued under the Finance Documents, shall become immediately due and payable.

8.2	Insurance, Capital Raising and Expropriation Proceeds

The Borrower shall prepay Utilisations in the following amounts at the times and in the order of application contemplated by Clause 8.4 (Application of mandatory prepayments):

(a)	the amount of Insurance Proceeds (other than Excluded Insurance Proceeds) in excess of $10,000,000;

(b)	the amount (if any) of Excess Launch Insurance Proceeds and Relevant Launch Insurance Proceeds;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the amount equal to 50% of Capital Raising Proceeds (other than Excluded Capital Raising Proceeds);

(d)	the amount of any Expropriation Proceeds; and

(e)	the amount of any Aireon Proceeds.

8.3	Launch Insurance Proceeds

(a)	As soon as practicable following receipt by any member of the NEXT Group of any Launch Insurance Proceeds in respect of a Satellite, the Borrower shall provide to the COFACE Agent and the Technical Adviser a written proposal to apply such proceeds towards the purchase, launch and insurance of a replacement Satellite. If:

(i)	the proposal provides for the Launch Insurance Proceeds to be allocated first to purchase new Satellites from TAS with French content satisfactory to COFACE, secondly to purchase new launches, and thirdly to purchase new Launch Insurance (and, for the avoidance of doubt, the foregoing priority shall apply in respect of the allocation of Launch Insurance Proceeds but not the timing of the actual payment thereof); and

(ii)	the Technical Adviser certifies to the Lenders that the proposal:

(A)	will not prevent NEXT System Completion occurring, and

(B)	is compatible with achieving NEXT System Completion,

prior to the NEXT System Completion Long-Stop Date,

it shall be an Acceptable Launch Insurance Proposal, and any remaining amount of Launch Insurance Proceeds following the allocations in paragraph (i) shall be Excess Launch Insurance Proceeds.

(b)	On or prior to the date falling 12 months after receipt by a member of the NEXT Group of any Launch Insurance Proceeds, the Borrower shall provide to the COFACE Agent copies of the contractual arrangements for the implementation of the Acceptable Launch Insurance Proposal in respect of the purchase of new Satellites and new launches, each in form and substance reasonably satisfactory to the COFACE Agent (the Re-Launch Contracts) and, on or prior to the date falling 18 months after receipt by a member of the NEXT Group of any Launch Insurance Proceeds, the Borrower shall provide to the COFACE Agent copies of the contractual arrangements for the implementation of the Acceptable Launch Insurance Proposal in respect of the purchase of new Launch Insurance.

(c)	On the date falling 12 months after receipt by an Obligor of any Launch Insurance Proceeds, if the COFACE Agent has not received both:

(i)	an Acceptable Launch Insurance Proposal (including the relevant certification from the Technical Adviser); and

(ii)	the Re-Launch Contracts in respect of such Acceptable Launch Insurance Proposal,

those Launch Insurance Proceeds shall be deemed to be Relevant Launch Insurance Proceeds.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.4	Application of mandatory prepayments

(a)	Unless the Borrower makes an election under paragraph (c) below, the Borrower shall prepay Loans at the following times:

(i)	in the case of any prepayment relating to the amounts of Insurance Proceeds or Expropriation Proceeds or Aireon Proceeds, promptly upon receipt of those proceeds;

(ii)	in the case of any prepayment relating to the amounts of Excess Launch Insurance Proceeds, promptly upon receipt by the COFACE Agent of an Acceptable Launch Insurance Proposal (including the relevant certification from the Technical Adviser) pursuant to paragraph 8.3(a) above;

(iii)	in the case of any prepayment relating to the amounts of Relevant Launch Insurance Proceeds, on the date falling 12 months after receipt by any member of the NEXT Group of those Launch Insurance Proceeds;

(iv)	in the case of any prepayment relating to an amount of Capital Raising Proceeds:

(A)	within 10 days of delivery pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) of the Compliance Certificate in respect of the Calculation Period in which such amounts are received; and

(B)	in respect of any amounts not applied in accordance with the certificate provided pursuant to Clause 8.6 (Excluded proceeds) below, on the date falling 12 months after receipt by an Obligor of such amounts.

(b)	A prepayment under Clause 8.2 (Insurance, Capital Raising and Expropriation Proceeds) or 8.3 (Launch Insurance Proceeds) shall be applied pro rata in prepayment of each Tranche and the amount of the Repayment Instalment for each Repayment Date falling after the date of prepayment will reduce in the manner contemplated by Clause 6.3 (Effect of cancellation and prepayment on scheduled repayments and reductions).

(c)	Subject to paragraph (d) below, the Borrower may elect that any prepayment under Clause 8.2 (Insurance, Capital Raising and Expropriation Proceeds) be applied in prepayment of a Loan on the last day of the Interest Period relating to that Loan. If the Borrower makes that election then a proportion of the Loan equal to the amount of the relevant prepayment will be due and payable on the last day of its Interest Period.

(d)	If the Borrower has made an election under paragraph (c) above but a Default has occurred and is continuing, that election shall no longer apply and a proportion of the Loan in respect of which the election was made equal to the amount of the relevant prepayment shall be immediately due and payable (unless the Majority Lenders otherwise agree in writing).

8.5	Mandatory Prepayment Account

(a)	The Borrower shall ensure that:

(i)	Launch Insurance Proceeds are paid directly by the relevant insurer to the Security Agent or into the Mandatory Prepayment Account; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	Insurance Proceeds (other than Launch Insurance Proceeds), Capital Raising Proceeds and Expropriation Proceeds in respect of which the Borrower has made an election under paragraph (c) of Clause 8.4 (Application of mandatory prepayments) are paid into the Mandatory Prepayment Account as soon as reasonably practicable after receipt by a member of the NEXT Group.

The Borrower irrevocably authorises the COFACE Agent to apply amounts credited to the Mandatory Prepayment Account to pay amounts due and payable under Clause 8.4 (Application of mandatory prepayments) and otherwise under the Finance Documents. The Borrower further irrevocably authorises the COFACE Agent to apply any amounts credited to the Mandatory Prepayment Account in respect of Launch Insurance Proceeds (other than Excess Launch Insurance Proceeds and Relevant Launch Insurance Proceeds) in or towards payments under the Re-Launch Contracts or in respect of the purchase of new Launch Insurance as and when such payments fall due.

(b)	A Lender, Security Agent or COFACE Agent with which a Mandatory Prepayment Account is held acknowledges and agrees that such account is subject to the Transaction Security.

8.6	Excluded proceeds

Where Excluded Insurance Proceeds and Excluded Capital Raising Proceeds include amounts which are intended to be used or committed to be used for a specific purpose within a specified period (as set out in the relevant definition of Excluded Insurance Proceeds and Excluded Capital Raising Proceeds), the Borrower shall, promptly following receipt of such amounts, deliver a certificate to the COFACE Agent, executed by an authorized officer of the Borrower, certifying that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to apply such (a) Excluded Insurance Proceeds towards the replacement, reinstatement or repair of assets or (b) Excluded Capital Raising Proceeds towards the payment of Capital Expenditure in respect of the NEXT System, as the case may be, in each case within the period referred to in the relevant definition of Excluded Insurance Proceeds or Excluded Capital Raising Proceeds. The Borrower shall promptly deliver a certificate to the COFACE Agent at the end of such period confirming the amount (if any) which has been so applied within the requisite time periods provided for in the relevant definition.

9.	Restrictions

9.1	Notices of Cancellation or Prepayment

Any notice of cancellation, prepayment, authorisation or other election given by any Party under Clause 7 (Illegality, Voluntary Prepayment and Cancellation), paragraph (c) of Clause 8.4 (Application of mandatory prepayments) or Clause 8.5 (Mandatory Prepayment Account) shall (subject to the terms of those Clauses) be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

9.2	Interest and other amounts

Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

9.3	No reborrowing

The Borrower may not reborrow any part of the Facility which is prepaid.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.4	Prepayment in accordance with Agreement

The Borrower shall not repay or prepay all or any part of the Utilisations or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

9.5	COFACE Agent's receipt of Notices

If the COFACE Agent receives a notice under Clause 7 (Illegality, Voluntary Prepayment and Cancellation) or an election under paragraph (c) of Clause 8.4 (Application of mandatory prepayments), it shall promptly forward a copy of that notice or election to either the Borrower or the affected Lender, as appropriate.

9.6	Prepayment elections

The COFACE Agent shall notify the Lenders as soon as possible of any proposed prepayment of any Loan under Clause 7.3 (Voluntary prepayment) or Clause 8.2 (Insurance, Capital Raising and Expropriation Proceeds).

9.7	Costs incurred by and indemnity to the Lenders and/or the French Authorities

(a)	The Borrower acknowledges that:

(i)	in order to make the Facility available to the Borrower at the fixed rate, the Lenders and the French Authorities have entered into an interest make-up arrangement;

(ii)	in connection with such interest make-up arrangement, it is the policy of the French Authorities to enter into hedging arrangements or to cause hedging arrangements to be entered into with third parties, in order to protect themselves from adverse movements in interest and exchange rates; and

(iii)	it is accordingly reasonable for the Lenders and the French Authorities to rely upon the continuance of the Facility made available hereunder according to its original profile when such hedging procedure was implemented, on the assumption that all amounts of principal and interest payable by the Borrower under the Facility will be received on their due dates.

(b)	Accordingly, the Borrower irrevocably agrees that:

(i)	the Borrower shall (to the extent paid or payable by the COFACE Agent or any Lender) reimburse to the COFACE Agent, upon demand, all costs, expenses and indemnities which any Lender may incur under applicable interest make-up arrangements with the French Authorities in connection with any partial or total prepayment of the Facility of whatever nature, whether voluntary or mandatory or by acceleration, pursuant to any of the provisions of this Agreement; and

(ii)	under such arrangements, the amount of any indemnity so payable is to be determined in agreement with the French Authorities and will be calculated as specified hereafter.

(c)	The amount of the indemnity payable by the Borrower under paragraph (b) of this Clause 9.7 (Costs incurred by and indemnity to the Lenders and/or the French Authorities) is to be determined by taking into account the differential between the contractual interest rate applicable to the Facility and the prevailing market replacement rate for the amount of each instalment of principal to be prepaid and each of those rate differentials will be applied to the amount of the corresponding instalment of principal to be prepaid for the period from the date of such prepayment until the originally scheduled Repayment Date. The amount resulting from the determination of the indemnity pursuant to this paragraph (c) above shall then be discounted at the corresponding market replacement rate and where the total of the discounted amounts thus obtained is negative, no indemnity shall be payable to the Borrower.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	The Borrower acknowledges and agrees that the amounts payable under this Clause 9.7 (Costs incurred by and indemnity to the Lenders and/or the French Authorities) are in addition to all amounts payable by it under Clause 12.4 (Break Costs) with respect to any prepayment or any other amount payable under this Agreement.

9.8	Effect of Repayment and Prepayment on, and cancellation of, Commitments

If all or part of a Utilisation under the Facility is repaid or prepaid and is not available for reborrowing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of the Commitments (equal to the amount of the Utilisation which is repaid or prepaid) in respect of the Facility will be deemed to be cancelled on the date of repayment or prepayment. Any cancellation under this Clause 9.8 shall reduce the Commitments of the Lenders rateably under each Tranche. No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

10.	Interest

10.1	Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin;

(b)	Base Rate; and

(c)	Mandatory Cost, if any.

10.2	Payment of interest

Except where it is provided to the contrary in this Agreement and subject to Clause 10.3 (Capitalisation during construction) below, the Borrower shall pay accrued interest on each Loan on each Interest Payment Date.

10.3	Capitalisation during construction

On the last day of each Interest Period relating to a Loan which ends during the Availability Period but on or prior to the Starting Point of Repayment, all of the IDC Component of interest accrued on that Loan during such Interest Period shall be capitalised (subject to the Total Commitments for the relevant Tranche not being exceeded), with the result that:

(a)	(without double counting) there shall be a deemed Loan under the Tranche to which that Loan relates in an amount equal to the aggregate amount of the relevant IDC Component of such interest so capitalised without the need for a Utilisation Request (but subject to all other terms and conditions as if a Utilisation Request had been made);

(b)	the duration of each Interest Period for each Loan in relation to such capitalised interest shall be determined in accordance with Clause 11 (Interest Periods); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the amount of interest so capitalised shall be treated as paid.

For the avoidance of doubt, if the Total Tranche A Commitments and/or Total Tranche B Commitments would otherwise be exceeded by application of this Clause, then this Clause shall only apply to the extent that the Total Tranche A Commitments and/or Total Tranche B Commitments (as the case may be) would not be so exceeded, and the Borrower's obligation to pay accrued interest pursuant to Clause 10.2 (Payment of interest) shall continue to apply in respect of all amounts of accrued interest remaining uncapitalised.

10.4	Default interest

(a)	Interest shall accrue on each Unpaid Sum from its due date up to the date of actual payment (both before and after judgment) at a rate which is 2.00% higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a Tranche A Loan or a Tranche B Loan (as applicable and based upon whether the Unpaid Sum is owed to a Lender under Tranche A or Tranche B of the Facility) for successive Interest Periods, each of a duration selected by the COFACE Agent (acting reasonably). Any interest accruing under this Clause 10.4 shall be immediately payable by the Obligor on demand by the COFACE Agent.

(b)	Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

10.5	Notification of rates of interest

The COFACE Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

11.	Interest Periods

11.1	Interest Periods

(a)	Each Loan has successive Interest Periods.

(b)	Subject to the following provisions of this Clause:

(i)	the initial Interest Period for a Loan will be the period from and including its Utilisation Date to and including the next Interest Payment Date; and

(ii)	each subsequent Interest Period for a Loan will start on the expiry of the preceding Interest Period and end on the next Interest Payment Date.

(c)	An Interest Period for a Loan shall not extend beyond the Final Maturity Date.

(d)	Each Interest Period for a Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

11.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.3	Consolidation

If two or more Interest Periods:

(a)	relate to Loans made under the same Tranche; and

(b)	end on the same date,

those Loans will be consolidated into, and treated as, a single Loan on the last day of the Interest Period.

12.	Changes to the Calculation of Interest

12.1	Absence of quotations

Subject to Clause 12.2 (Market disruption), if LIBOR is to be determined by reference to the Base Reference Banks but a Base Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Base Reference Banks.

12.2	Market disruption

(a)	If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the COFACE Agent shall promptly notify the Parties thereof, and (subject to any alternative basis agreed as contemplated by Clause 12.3 (Alternative basis of interest or funding) below) the rate of interest on each Lender's share of that Loan for the Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin;

(ii)	the rate notified to the COFACE Agent by that Lender as soon as practicable and in any event by close of business on the date falling five Business Days prior to the date on which interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum:

(A)	in the case of Tranche A, the aggregate of CIRR and any additional cost to that Lender of procuring funds to be made available to the Borrower at the CIRR rate in relation to that Loan; and

(B)	in the case of Tranche B, the cost to that Lender of funding its participation in that Loan,

from whatever source it may reasonably select; and

(iii)	the Mandatory Cost, if any, applicable to that Lender's participation in the Loan.

(b)	If:

(i)	the percentage rate per annum notified by a Lender pursuant to paragraph (a)(ii) above is less than the relevant Base Rate; or

(ii)	a Lender has not notified the COFACE Agent of a percentage rate per annum pursuant to paragraph (a)(ii) above,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the cost to that Lender of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the relevant Base Rate.

(c)	In this Agreement:

Market Disruption Event means:

(i)	solely in respect of Tranche B Loans, at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Base Reference Banks supplies a rate to the COFACE Agent to determine LIBOR for the relevant Interest Period; or

(ii)	before close of business in London on the Quotation Day for the relevant Interest Period, the COFACE Agent receives notifications from a Lender or Lenders (whose participations in Loans exceed 33⅓% of the Loans) that the cost to it of:

(A)	in the case of Tranche A, procuring funds to be made available to the Borrower at the CIRR rate; or

(B)	in the case of Tranche B, funding its participation in the Loans,

from whatever source it may reasonably select would be in excess of LIBOR.

12.3	Alternative basis of interest or funding

(a)	If a Market Disruption Event occurs and the COFACE Agent or the Borrower so requires, the COFACE Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(b)	Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

12.4	Break Costs

(a)	The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the Interest Payment Date or the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the COFACE Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

13.	Fees

13.1	Commitment fee

(a)	The Borrower shall pay to the COFACE Agent (for the account of each Lender) a fee computed at the rate of 0.80% per annum on that Lender's Available Commitment.

(b)	The commitment fee accrues on a daily basis from the Signing Date on the daily average undrawn and uncancelled Commitments (on the actual number of days elapsed, including the first and excluding the last days of the period), and the accrued commitment fee is payable on the last day of each successive period of six Months which ends during the Availability Period, on the last day of the Availability Period and on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.2	Arrangement/up-front fee

The Borrower shall pay to each Mandated Lead Arranger and Bookrunner and each Lead Arranger an arrangement fee or up-front fee in the amount and at the times agreed between the Borrower and each such Administrative Party in the relevant Fee Letter.

13.3	Agency fee

The Borrower shall pay to the COFACE Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

13.4	Security Agent fee

The Borrower shall pay to the Security Agent (for its own account) the Security Agent fee in the amount and at the times agreed in a Fee Letter.

14.	Tax Gross Up and Indemnities

14.1	Definitions

In this Agreement:

Excluded Taxes means, with respect to any Finance Party or any other recipient of any payment to be made by or on account of any obligation of an Obligor hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized, in which its principal office is located or, in the case of any Lender, in which its Facility Office is located, or in which it is engaged in business (other than any business in which such person is deemed to engage solely by reason of the transactions contemplated by this Agreement and the other Finance Documents or enforcement of rights hereunder or thereunder), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which an Obligor is located, or (c) any Taxes imposed under Sections 1471 through 1474 of the Code and any regulations thereunder or official interpretations thereof.

Qualifying Lender means, in respect of payments of Interest made by or on behalf of a U.S. Borrower, each Lender that is:

(a)	a United States person that supplies to the COFACE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-9 (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying its status as a United States person;

(b)	a Lender eligible for the benefits of a tax treaty with the United States of America that supplies to the COFACE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8BEN (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying its entitlement to receive such payments without any deduction or withholding in respect of United States federal income Taxes under such tax treaty;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	entitled to receive such payments without deduction or withholding of any United States federal income Taxes as a result of such payments being effectively connected with the conduct by such Lender of a trade or business within the United States that supplies to the COFACE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8ECI (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying that such payments are effectively connected with the conduct by that Lender of a trade or business within the United States;

(d)	entitled to receive such payments without deduction or withholding of any United States federal income Taxes under the "portfolio interest" exemption under Section 881(c) of the Code that supplies to the COFACE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8BEN (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) claiming exemption from withholding in respect of such payments under the portfolio interest exemption, along with a statement certifying that such Lender (A) is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, (B) is not a "10 - percent shareholder" of the relevant US Borrower within the meaning of Section 881(c)(3)(B) of the Code and (C) is not a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code with respect to which the relevant U.S. Borrower is a "United States shareholder";

(e)	entitled to receive such payments without deduction or withholding of any United States federal income Taxes under another applicable exemption that supplies to the COFACE Agent for transmission to the Obligor making such payments two original copies of such other applicable form prescribed by the IRS certifying as to such Lender's entitlement to exemption from United States withholding Tax with respect to such payments; or

(f)	an Original Lender acting through a Facility Office resident for tax purposes in Italy;

and for purposes of this paragraph, in the case of a Lender that is not treated as the beneficial owner of the payment (or a portion thereof) under the Code, the term "Lender" shall mean the person who is so treated as the beneficial owner of the payment (or portion thereof).

Unless a contrary indication appears, in this Clause 14 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination.

14.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the COFACE Agent accordingly. Similarly, a Lender shall notify the COFACE Agent on becoming so aware in respect of a payment payable to that Lender. If the COFACE Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of (i) any Excluded Tax, or (ii) any Tax imposed by the U.S., if on the date on which the payment falls due, the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or treaty or any published practice or published concession of any relevant taxing authority.

(e)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the COFACE Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

14.3	Tax indemnity

(a)	The Borrower shall within three Business Days of demand by the COFACE Agent pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Excluded Tax assessed on a Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 14.2 (Tax gross-up); or

(B)	would have been compensated for by an increased payment under Clause 14.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 14.2 (Tax gross-up) applied.

(c)	A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the COFACE Agent of the event which will give, or has given, rise to the claim, following which the COFACE Agent shall notify the Borrower.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 14.3, notify the COFACE Agent.

14.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

14.5	Stamp taxes

The Borrower shall pay and, within three Business Days of demand and provision of supporting documentation, indemnify each Secured Party and Administrative Party against any cost, loss or liability that Secured Party or Administrative Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.6	VAT

(a)	All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such Party).

(b)	If VAT is or becomes chargeable on any supply made by any Finance Party (the Supplier Party) to any other Finance Party (the Recipient) under a Finance Document, and any Party other than the Recipient (the Subject Party) is required by the terms of any Finance Document to pay an amount equal to the consideration for such supply to the Supplier Party (rather than being required to reimburse the Recipient in respect of that consideration), such Party shall also pay to the Supplier Party (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the Recipient from the relevant tax authority which the Recipient reasonably determines is in respect of such VAT.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)	Any reference in this Clause 14.6 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

15.	Increased Costs

15.1	Increased costs

(a)	Subject to Clause 15.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the COFACE Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	In this Agreement Increased Costs means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

15.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 15.1 (Increased costs) shall notify the COFACE Agent of the event giving rise to the claim, following which the COFACE Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the COFACE Agent, provide a certificate confirming the amount of its Increased Costs.

15.3	Exceptions

Clause 15.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;

(b)	compensated for by Clause 14.3 (Tax indemnity) (or would have been compensated for under Clause 14.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 14.3 (Tax indemnity) applied);

(c)	compensated for by the payment of the Mandatory Cost;

(d)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(e)	attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

16.	Other Indemnities

16.1	Currency indemnity

(a)	U.S. Dollars is the currency of account and payment for any sum due from an Obligor under any Finance Document (except for any payment in respect of costs, expenses or Taxes which shall be made in the currency in which the costs, expenses or Taxes are incurred). If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Administrative Party and each other Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

16.2	Other indemnities

(a)	The Borrower shall (or the Parent shall procure that an Obligor will), within three Business Days of demand, indemnify each Administrative Party and each other Secured Party against any cost, loss or liability incurred by it as a result of:

(i)	the occurrence of any Event of Default;

(ii)	a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 29 (Sharing Among the Finance Parties);

(iii)	funding, or making arrangements to fund, its participation in a Utilisation requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(iv)	a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)	The Borrower shall promptly indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate, against any cost, loss or liability incurred by that Finance Party or its Affiliate (or officer or employee of that Finance Party or Affiliate) in connection with or arising out of the Facility or the funding of the NEXT System (including but not limited to those incurred in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning the Facility), unless such loss or liability is caused by the gross negligence or wilful misconduct of that Finance Party or its Affiliate (or employee or officer of that Finance Party or Affiliate). Any Affiliate or any officer or employee of a Finance Party or its Affiliate may rely on this Clause 16.2 subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.

16.3	Indemnity to the COFACE Agent

The Borrower shall promptly indemnify the COFACE Agent against any cost, loss or liability incurred by the COFACE Agent (acting reasonably) as a result of:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	investigating any event which it reasonably believes is a Default; or

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

16.4	Indemnity to the Security Agent and U.S. Collateral Agent

(a)	Each Obligor shall promptly indemnify the Security Agent and the U.S. Collateral Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:

(i)	the taking, holding, protection or enforcement of the Transaction Security,

(ii)	the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent, the U.S. Collateral Agent and each Receiver and Delegate by the Finance Documents or by law; or

(iii)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents.

(b)	The Security Agent and the U.S. Collateral Agent may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 16.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

17.	Mitigation by the Lenders

17.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 14 (Tax Gross Up and Indemnities) or Clause 15 (Increased Costs) or paragraphs 3 and 4 (as applicable) of Schedule 7 (Mandatory Cost Formula) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

17.2	Limitation of liability

(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 17.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

18.	Costs and Expenses

18.1	Transaction expenses

The Borrower shall promptly upon demand pay to each Administrative Party the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent or the U.S. Collateral Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection of:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Finance Documents executed after the date of this Agreement.

Any such claims for costs and expenses incurred by a Finance Party pursuant to this Clause 18.1 (Transaction expenses) shall be accompanied by reasonable supporting documentation and evidence in respect thereof.

18.2	Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 30.8 (Change of currency), the Borrower shall, within three Business Days of demand, reimburse each of the COFACE Agent, the Security Agent and the U.S. Collateral Agent for the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by the COFACE Agent, the Security Agent and the U.S. Collateral Agent (and, in the case of the Security Agent or the U.S. Collateral Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

Any such claims for costs and expenses incurred by a Finance Party pursuant to this Clause 18.2 (Amendment costs) shall be accompanied by reasonable supporting documentation and evidence in respect thereof.

18.3	Enforcement and preservation costs

The Borrower shall, within three Business Days of demand, pay to each Administrative Party and each other Secured Party the amount of all out-of-pocket costs and expenses (including legal fees) incurred by it in connection with the enforcement of or the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent or the U.S. Collateral Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

18.4	Advisers

(a)	Following consultation with (or at the request of) the Borrower and with the prior approval of the Majority Lenders, the COFACE Agent may:

(i)	to the extent it reasonably determines necessary, appoint additional advisers to act on behalf of the Finance Parties in relation to the Facility (provided that the Borrower has given its prior approval with respect to the amount of fees payable to any such additional adviser); and

(ii)	if any Adviser resigns or its appointment otherwise ceases or is terminated, appoint a replacement Adviser if it reasonably determines that such replacement is necessary (provided that any fees payable to such replacement Adviser shall be substantially consistent with the fees paid to the resigning or terminated Adviser).

(b)	The Borrower must pay to the COFACE Agent the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by the COFACE Agent in connection with any appointment under this Clause.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	If the Majority Lenders are unable to agree on the appointment of a replacement Adviser within 10 days of notification to them by the COFACE Agent of alternative advisers, the COFACE Agent may appoint any replacement Adviser as it thinks fit.

(d)	The Borrower must co-operate in good faith with each Adviser. If the Borrower is required to supply any information to the COFACE Agent under this Agreement and the COFACE Agent so requests, the Borrower must supply a copy of that information to each Adviser.

(e)	Subject to paragraph (a) above and Clause 18.5 (Limitation on reimbursement of advisers’ fees), the Borrower must pay to the COFACE Agent the amount of all fees, costs and expenses (including any value added tax) payable by the COFACE Agent to any Adviser.

18.5	Limitation on reimbursement of advisers’ fees

For the purposes of this Clause 18 (Costs and Expenses), the Borrower shall only be required to reimburse the fees of one law firm in each relevant jurisdiction, one tax adviser in each relevant jurisdiction, one technical adviser, one commercial adviser and one insurance adviser for the Finance Parties (other than the Security Agent, the U.S. Collateral Agent and the Account Bank which may appoint their own legal counsel).

19.	Guarantee and Indemnity

19.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor's obligations under the Finance Documents;

(b)	undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 19 if the amount claimed had been recoverable on the basis of a guarantee.

19.2	Continuing Guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

19.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored or returned in bankruptcy, insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 19 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.4	Waiver of defences

The obligations of each Guarantor under this Clause 19 will not be affected by, and each Guarantor irrevocably waives any defence it may have by virtue of, an act, omission, matter or thing which, but for this Clause 19, would reduce, release or prejudice any of its obligations under this Clause 19 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, forbearance, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the NEXT Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)	any amendment, novation, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

19.5	Guarantor Intent

Without prejudice to the generality of Clause 19.4 (Waiver of defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

19.6	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 19. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.7	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 19.

19.8	Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the COFACE Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 19:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)	to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 19.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the COFACE Agent or as the COFACE Agent may direct for application in accordance with Clause 30 (Payment Mechanics).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.9	Release of Guarantors' right of contribution

If any Guarantor (a Retiring Guarantor) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)	that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and

(b)	each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

19.10	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

19.11	Guarantee Limitations

This guarantee does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006 or any equivalent and applicable provisions under the laws of the jurisdiction of incorporation or organization of the relevant Guarantor and, with respect to any Additional Guarantor, is subject to any limitations set out in the Accession Deed applicable to such Additional Guarantor.

19.12	U.S. Guarantors

(a)	In this Subclause:

(i)	fraudulent transfer law means any applicable United States bankruptcy and State fraudulent transfer and conveyance statute and any related case law;

(ii)	U.S. Guarantor means any Guarantor that is a U.S. Debtor; and

(iii)	terms used in this Subclause are to be construed in accordance with Bankruptcy Law and fraudulent transfer laws.

(b)	Each U.S. Guarantor, and by its acceptance of this guarantee, the COFACE Agent and each other Finance Party, hereby confirms that it is the intention of all such parties that this guarantee and the obligations of each U.S. Guarantor hereunder do not constitute a fraudulent transfer or conveyance for purposes of U.S. Bankruptcy Law and any fraudulent transfer laws to the extent applicable to this guarantee and the obligations of the U.S. Guarantors hereunder. To effectuate the foregoing intention, the COFACE Agent and the other Finance Parties and each U.S. Guarantor hereby irrevocably agree that the obligations of each U.S. Guarantor under this guarantee at any time shall be limited to the maximum amount that will result in the obligations of such Guarantor under this guarantee not constituting a fraudulent transfer or conveyance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Each U.S. Guarantor acknowledges that:

(i)	it will receive valuable direct or indirect benefits as a result of the transactions financed by the Finance Documents;

(ii)	those benefits will constitute reasonably equivalent value and fair consideration for the purpose of any fraudulent transfer law; and

(iii)	each Finance Party has acted in good faith in connection with the guarantee given by that U.S. Guarantor and the transactions contemplated by the Finance Documents.

20.	Representations

20.1	General

Except in the case of Clause 20.14 (Original Financial Statements) where such representation and warranty is made solely by the Parent, each Obligor makes the representations and warranties set out in this Clause 20 to each Finance Party for itself (and, in the case of Clause 20.2 (Status), Clause 20.4 (Non-conflict with other obligations), Clause 20.16 (No breach of laws), Clause 20.28(a) and (b) (Compliance with United States laws) for itself and, to the extent that the Excluded Company is at such time a Subsidiary, on behalf of the Excluded Company, and in the case of Clause 20.19 (Security and Financial Indebtedness) and paragraph (b) of Clause 20.6 (Validity and admissibility in evidence), for itself and on behalf of any member of the NEXT Group which is its Subsidiary).

20.2	Status

(a)	It is a limited liability company or corporation, duly organized or incorporated and validly existing under the law of its jurisdiction of organization or incorporation.

(b)	It has the power to own its assets and carry on its business as it is being conducted in all material respects.

20.3	Binding obligations

Subject to the Legal Reservations:

(a)	the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations; and

(b)	without limiting the generality of paragraph (a) above, each Transaction Security Document to which it is a party creates the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.

20.4	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents and the granting of the Transaction Security do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

20.5	Power and authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

(b)	No limit on its powers will be exceeded as a result of the borrowing, grant of Transaction Security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

20.6	Validity and admissibility in evidence

(a)	All Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(ii)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect except for any Authorisation not required by applicable law to be obtained as of the date of this Agreement or (other than in respect of a Finance Document or a Material Communications Licence falling within subparagraphs (i) or (ii) of the definition thereof) where the failure to obtain or effect would not reasonably be expected to have a Material Adverse Effect.

(b)	All Authorisations necessary for the conduct of the business, trade and ordinary activities of members of the NEXT Group have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect.

20.7	Communication Licences

(a)	Except as otherwise indicated therein, Schedule 18 (Communications Licences) accurately and completely lists, as of the date of this Agreement, for each member of the NEXT Group, all Material Communications Licences (and the expiration dates thereof) granted or assigned to any member of the NEXT Group.

(b)	The Material Communications Licences set out in Schedule 18 (Communications Licences) include all material authorisations, licences and permits issued by the FCC or any other Governmental Authority that are required or necessary for the operation and the conduct of the business of the NEXT Group, as now conducted. Each Material Communications Licence is expected to be renewed and no Obligor has knowledge of any reason why such Material Communications Licence would not be renewed. To the knowledge of such Obligor, each relevant member of the NEXT Group has filed (or has obtained an extension of time to file) or will timely file all material applications with the FCC necessary for the business of the NEXT Group and it is not aware of any reason why such applications should not be granted.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Except as otherwise indicated therein, each Material Communications Licence set out in Schedule 18 (Communications Licences) is issued in the name of the member of the NEXT Group indicated on such schedule.

(d)	Each Material Communications Licence is in full force and effect.

(e)	Except for restrictions or conditions that appear on the face of the Material Communications Licences, and except for restrictions or conditions that pertain to the FCC Licenses under generally applicable rules of the FCC or any other Governmental Authority, including those pertaining to satellite and common carrier radio licenses, no Obligor has knowledge of any restrictions or conditions on the Material Communications Licenses that would limit in any material respect the operation and the conduct of the business of the NEXT Group, as now conducted.

(f)	To the knowledge of such Obligor, each licenced communications facility of the NEXT Group has been and is being operated in all material respects in accordance with the terms and conditions of the Communications Licence applicable to it and law applicable generally to telecommunications activities of the type, nature, class or location of the activities in question, including but not limited to the Communications Act and the rules and regulations issues thereunder.

(g)	No proceedings are pending or, to the knowledge of such Obligor, are threatened before the FCC or any other Governmental Authority in respect of any Material Communications Licence which could reasonably be expected to have a Material Adverse Effect.

20.8	UK establishment

It has not registered a UK establishment or place of business with the Registrar of Companies under the Overseas Companies Regulations 2009 or Part 23 of the Companies Act 1985.

20.9	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

20.10	Insolvency

(a)	Each of the Parent, Iridium Holdings LLC and the Borrower is Solvent, and no other Obligor has knowledge that it is not Solvent.

(b)	No:

(i)	corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 24.7 (Insolvency proceedings); or

(ii)	creditors' process described in Clause 24.8 (Creditors' process),

has been taken or, to the knowledge of any Obligor, threatened; and none of the circumstances described in Clause 24.6 (Insolvency) applies to any Obligor.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.11	No filing or stamp taxes

Under the laws of its Relevant Jurisdiction, it is not necessary that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

20.12	No default

(a)	No Event of Default and, on the date of this Agreement and the Initial CP Satisfaction Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.

(b)	No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has or is reasonably likely to have a Material Adverse Effect.

20.13	No misleading information

Save as disclosed in writing to the COFACE Agent and the Original Lenders prior to the date of this Agreement:

(a)	any factual information contained in any Budget or Business Plan was, when taken as a whole, true and accurate in all material respects as at the date of the relevant report or document containing the information or (as the case may be) as at the date the information is expressed to be given;

(b)	the Base Case was and each Budget and Business Plan has been prepared on the basis of then-recent or, in the case of the Budget and Business Plan, recent historical information and good faith estimates and assumptions believed to be reasonable in light of the circumstances at the time made and, except in the case of the Base Case and the Business Plan, have been approved by the board of directors of the Parent (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation or warranty is made that any such statements, estimates or projections will actually be realized);

(c)	other than the information described in paragraph (b) above, all material written information provided to a Finance Party by or on behalf of the Parent or the Borrower in connection with the transactions contemplated by the Finance Documents on or before the date of this Agreement and not superseded before that date (including the NEXT Group Structure Chart) is, when taken as a whole, accurate and not misleading in any material respect (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events contained in any such information are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation and warranty is made that any such statements, estimates or projections will actually be realized); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	all other written information provided by or on behalf of any Obligor to a Finance Party or to an Adviser pursuant to this Agreement was, when taken as a whole, true, complete and accurate in all material respects as at the date it was provided and is not misleading in any material respect (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation or warranty is made that any such statements, estimates or projections will actually be realized).

20.14	Original Financial Statements

Solely in respect of the Parent:

(a)	its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied unless expressly disclosed to the COFACE Agent in writing to the contrary;

(b)	its unaudited Original Financial Statements fairly represent in all material respects its financial condition and results of operations for the relevant financial quarter unless expressly disclosed to the COFACE Agent in writing to the contrary prior to the date of this Agreement;

(c)	its audited Original Financial Statements give a true and fair view and represent in all material respects its financial condition and results of operations during the relevant financial year unless expressly disclosed to the COFACE Agent in writing to the contrary prior to the date of this Agreement;

(d)	its most recent financial statements delivered pursuant to Clause 21.1 (Financial statements):

(i)	have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements; and

(ii)	give a true and fair view of (if audited) or fairly present (if unaudited) in all material respects its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate; and

(e)	since the date of the most recent financial statements delivered pursuant to Clause 21.1 (Financial statements) there has been no change in the business, assets or financial condition of the NEXT Group which has or is reasonably likely to have a Material Adverse Effect.

20.15	No proceedings pending or threatened

No litigation, claim (including any Environmental Claim), arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.16	No breach of laws

(a)	As of the date of this Agreement, it is in compliance (to the extent now required) in all material respects with any applicable laws or regulations binding on it.

(b)	It is in compliance with, and will not use the proceeds of the Loans or otherwise make available such proceeds, directly or indirectly, to any person in violation of, (i) the Trading with the Enemy Act, as amended, (ii) any foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any ruling issued thereunder or any enabling legislation or executive order relating thereto, (iii) the anti-money laundering provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001), (iv) the Iran Sanctions Act of 1996 as amended by the Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010, (50 USC 1701 note) and (v) the Money Laundering Control Act of 1986, 18 USC sect. 1956.

(c)	It (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order No. 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of such Section 2, and (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or controlled by a person on such list or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or related executive order.

20.17	Environmental laws

It is in compliance with Clause 23.3 (Environmental compliance) and to the best of its knowledge and belief no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect.

20.18	Taxation

(a)	It is not materially overdue in the filing of any Tax returns and it is not overdue in the payment of any amount in respect of Tax of $5,000,000 (or its equivalent in any other currency) or more, except those Taxes which are the subject of a Good Faith Contest.

(b)	No claims or investigations (other than routine audits) are being, or are reasonably likely to be, made or conducted against it with respect to Taxes that would be reasonably likely to have a Material Adverse Effect.

20.19	Security and Financial Indebtedness

(a)	No Security or Quasi-Security exists over all or any of the present or (to its knowledge) future assets of any member of the NEXT Group other than as permitted by this Agreement.

(b)	No member of the NEXT Group has any Financial Indebtedness outstanding other than as permitted by this Agreement.

20.20	Ranking

The Transaction Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security (except for any Permitted Security).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.21	Good title to assets

It has a good, valid and marketable title to, or valid leases or licences to use, the assets necessary to carry on its business as presently conducted in all material respects and to implement the NEXT System in accordance with the Transaction Documents in all material respects.

20.22	Immunity

(a)	The entry into by it of each Transaction Document constitutes, and the exercise by it of its rights and performance by it of its obligations under each Transaction Document will constitute, private and commercial acts performed for private and commercial purposes.

(b)	It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of organization or incorporation in relation to any Transaction Document.

20.23	Legal and beneficial ownership

It is the sole legal and beneficial owner of the respective assets over which it purports to grant the Transaction Security.

20.24	Shares and Material Companies

(a)	The shares of the Obligors (other than the Parent) which are subject to the Transaction Security are fully paid and not subject to any option to purchase or similar rights. Except for any restrictions relating to (i) notifications, consents or waivers given or received as of the Signing Date, or (ii) compliance with applicable law, the constitutional documents of the Obligors (other than the Parent) whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security. There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any Obligor (other than the Parent), including any option or right of pre-emption or conversion.

(b)	To the Parent's knowledge, as at the date of this Agreement, each shareholder holding more than five per cent. of the issued shares of the Parent and their respective shareholdings are as set out in Schedule 25 (Shares and Material Companies), and no "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange Commission) has the right to direct or cause the direction of the management and policies of the Parent, whether through ownership of voting securities, by contract or otherwise.

(c)	As at the date of this Agreement, Schedule 25 (Shares and Material Companies) lists all Material Companies.

20.25	Intellectual Property

It:

(a)	is the legal and beneficial owner of or has licensed to it all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted except where it would not reasonably be likely to have a Material Adverse Effect;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect; and

(c)	has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property owned by it except where the failure to do so would not reasonably be likely to have a Material Adverse Effect.

20.26	NEXT System Documents

(a)	The NEXT System Documents contain all the terms of the material contractual arrangements relevant to the construction and launch of the NEXT Constellation.

(b)	As at the date of this Agreement:

(i)	each copy of a NEXT System Document delivered to the COFACE Agent pursuant to Clause 4 (Conditions of Utilisation) is true and complete in all material respects;

(ii)	there is no other agreement in connection with, or arrangements which amend, supplement or affect any Material NEXT System Document; and

(iii)	there is no dispute in connection with any Material NEXT System Document:

(A)	in respect of which any contractual dispute resolution provision has been enlivened or invoked; or

(B)	which is otherwise material,

and no dispute with any NEXT System Document that could reasonably be expected to have a Material Adverse Effect.

(c)	Each NEXT System Document is in full force and effect and is enforceable in accordance with its terms except (i) for any NEXT System Document which has expired or terminated in accordance with its terms as permitted under the Finance Documents or which is not required to be in effect at the relevant time, or (ii) for any NEXT System Document (other than a Material NEXT System Document) where the failure to be in full force and effect would not reasonably be likely to have a Material Adverse Effect.

(d)	No Obligor is in breach of any NEXT System Document in any material respect.

20.27	Block One health

As of the date of this Agreement and on the First Utilisation Date:

(a)	the Average Call Establishment Rate is no less than [***] per cent.; and

(b)	no Obligor is aware of any information that would serve to support the accelerated [***] of the [***] at a rate or to an extent greater than any rate of [***] described in the [***].

20.28	Compliance with United States laws

(a)	It is not an "investment company" as defined in, or subject to regulation under, the United States Investment Company Act of 1940 (as amended).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	It is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” (within the meaning of Regulation U issued by the Federal Reserve Board) and no part of the proceeds of any Loan will be used, directly or indirectly, and whether immediately, incidentally or ultimately, to buy or carry, or to extend credit to others to buy or carry, any such “margin stock”. No part of the proceeds of any Loan will be used, whether directly or indirectly and whether immediately, incidentally or ultimately, for any purpose which entails a violation of or which is inconsistent with Regulations U or X promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Sections 221 and 224, respectively).

(c)	There are no Plans and neither the Obligors nor their ERISA Affiliates have any liability, contingent or otherwise, with respect to any Plans.

20.29	Times when representations made

(a)	All the representations and warranties in this Clause 20 are made by each Original Obligor on the date of this Agreement.

(b)	Unless a representation and warranty is expressed to be given at a specific date, all the representations and warranties in this Clause 20 are deemed to be made by each Obligor on the Initial CP Satisfaction Date and (except for the representations and warranties in Clauses 20.10(a) (Insolvency), 20.18 (Taxation) and 20.24 (Shares and Material Companies)) the date of each Utilisation Request and on each Utilisation Date and, in the case of the Repeating Representations only, on the first day of each Interest Period (except that (i) those contained in Clause 20.13 (No misleading information) are only to be made with respect to any subsequent and new information delivered since the last period where the applicable representation and warranty is made or deemed to be made and (ii) those contained in paragraphs (a) to (c) of Clause 20.14 (Original Financial Statements) will cease to be so made once subsequent financial statements have been delivered under this Agreement). To the extent that any schedule referred to in this Clause 20 shall need to be updated in order to permit any such representation and warranty to be true and correct when made or deemed made, the Borrower shall provide the COFACE Agent with such updated schedule in writing prior to the date such representation is made or deemed made which, upon written approval of the COFACE Agent, shall be deemed incorporated in the relevant representation and warranty.

(c)	All the representations and warranties in this Clause 20 except Clauses 20.13 (No misleading information), Clause 20.26 (NEXT System Documents), Clause 20.27 (Block One health) and Clause 20.14 (Original Financial Statements) are deemed to be made by each Additional Guarantor on the day on which it becomes (or it is proposed that it becomes) an Additional Guarantor.

(d)	Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made, except those representations and warranties that specifically refer to an earlier date.

21.	Information Undertakings

The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1	Financial statements

The Borrower shall supply to the COFACE Agent in sufficient copies for all the Lenders:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	as soon as they are available, but in any event within 120 days after the end of each of the Parent's Financial Years, the Parent's audited consolidated financial statements for that Financial Year, certified by the Auditors of the consolidated financial statements in substantially the form set out in Schedule 13 (Form of Auditors' Report);

(b)	as soon as they are available, but in any event within 45 days after the end of each Financial Quarter of each of the Parent's Financial Years:

(i)	the Parent's consolidated financial statements for that Financial Quarter; and

(ii)	all management discussion and analysis, earnings releases and related documents which accompany such financial statements.

21.2	Provision and contents of Compliance Certificate

(a)	The Borrower shall supply a Compliance Certificate to the COFACE Agent with:

(i)	each set of the Parent's audited consolidated Annual Financial Statements; and

(ii)	each set of the Parent's consolidated Quarterly Financial Statements required to be delivered in respect of a Financial Quarter ending on or around a 30 June Calculation Date.

(b)	The Compliance Certificate shall, amongst other things, set out (in reasonable detail) computations as to compliance with Clause 22 (Financial Covenants), including the amount of any Ancillary Cashflows, Cumulative Cashflows and the Available Cure Amount in respect of the relevant Calculation Period.

(c)	Each Compliance Certificate shall be signed by an authorized officer of the Parent.

21.3	Requirements as to financial statements

(a)	The Borrower shall procure that each set of Annual Financial Statements and Quarterly Financial Statements is in the form filed with the U.S. Securities and Exchange Commission. In addition the Parent shall procure that:

(i)	each set of Annual Financial Statements shall be audited by the Auditors; and

(ii)	each set of Quarterly Financial Statements shall be reviewed by the Auditors.

(b)	Each set of financial statements delivered pursuant to Clause 21.1 (Financial statements):

(i)	shall be certified by an authorized officer of the Parent as giving a true and fair view of (in the case of Annual Financial Statements for any Financial Year), or fairly representing (in other cases), its financial condition and operations for the applicable period then ended and, in the case of the Annual Financial Statements, shall be accompanied by (x) any letter addressed to the management of the Parent by the Auditors and accompanying those Annual Financial Statements, and (y) a report addressed to the Parent (and which may be relied upon by the COFACE Agent and the Lenders) by the Auditors, in substantially the form set out in Schedule 13 (Form of Auditors' Report); and

(ii)	shall be prepared using the Accounting Principles unless, in relation to any set of financial statements, the Borrower notifies the COFACE Agent that there has been a change in the Accounting Principles and the Borrower and/or the Auditors deliver to the COFACE Agent:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)	a description of any change necessary for those financial statements to reflect the Accounting Principles upon which the Original Financial Statements were prepared; and

(B)	sufficient information, in form and substance as may be reasonably required by the COFACE Agent, to enable the Lenders to determine whether Clause 22 (Financial Covenants) has been complied with, to make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to any financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

21.4	Budget and Business Plan

(a)	The Borrower shall supply to the COFACE Agent in sufficient copies for all the Lenders:

(i)	as soon as available but in any event within 90 days after the start of each of its Financial Years starting in 2011, an annual Budget for that financial year; and

(ii)	as soon as available but in any event by no later than November 30, 2012 and each November 30th thereafter prior to the start of each of its Financial Year, an updated Business Plan for the period from the start of that Financial Year to the Final Maturity Date.

(b)	The Borrower shall ensure that each Budget:

(i)	includes a projected consolidated profit and loss, balance sheet and cashflow statement, each of which (including the Budget) shall be substantially in the form set out in Schedule 4 (Form of Budget) for the NEXT Group and projected financial covenant calculations;

(ii)	is prepared assuming accounting principles and practices and assumptions which are disclosed in reasonable detail in the relevant public filings of the Parent with the U.S. Securities and Exchange Commission and, if the Borrower implements a change in the Accounting Principles that affects the manner in which the Budget is calculated, the Borrower shall deliver to the COFACE Agent a description of such change and sufficient information to enable the Lenders to make a fair comparison to the Base Case and the financial statements most recently delivered; and

(iii)	has been approved by the board of directors of the Parent.

(c)	If the Borrower updates or changes the Budget, it shall within not more than 10 Business Days of the update or change being made deliver to the COFACE Agent, in sufficient copies for each of the Lenders, such updated or changed Budget together with a written summary of the main changes in that Budget.

21.5	Year-end

The Parent shall not, without prior written notice to the COFACE Agent, change its Accounting Reference Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.6	NEXT System Documents

(a)	The Borrower must supply to the COFACE Agent:

(i)	a report confirming that the Borrower has reviewed the Technical Adviser’s Quarterly Report and that, subject to any discrepancies and exceptions specifically detailed in the Borrower's report, the Borrower agrees in all material respects with the Technical Adviser's Quarterly Report and the Technical Adviser's Quarterly Report does not include any information that renders it untrue or misleading in any material respect and the Borrower is not aware of any material fact or circumstance relevant to the interests of the Lenders which was not addressed in the Technical Adviser's Quarterly Report; and

(ii)	semi-annual reports on the status of all Secondary Payload Contracts (including details as to whether such Secondary Payload Contracts are projected, under negotiation, committed or signed) and the projected revenues thereunder (a Secondary Payload Status Report).

This information must be supplied by the Borrower as soon as it is available and in any event in the case of paragraph (a)(i) above, within thirty (30) days after the Borrower's receipt of the Technical Adviser’s Quarterly Report and in the case of paragraph (a)(ii) above, within thirty (30) days after the end of each Financial Year and the end of each Financial Quarter ending on 30 June. The form of the Secondary Payload Status Report shall be in substantially the form set out in Schedule 26 (Form of Secondary Payload Status Report).

(b)	If as of 31 December 2013 (based on the Secondary Payload Status Report most recently delivered or otherwise) the total amount of committed Secondary Payload Cashflows payable to the Obligors pursuant to binding Secondary Payload Contracts is less than $[***], the Borrower shall promptly enter into good faith discussions with the COFACE Agent and the Lenders for a period of up to six months in order to discuss the steps being taken by the Borrower in respect of any consequential funding gap in order to achieve NEXT System Completion on or prior to the NEXT System Completion Long-Stop Date.

(c)	The Borrower must promptly notify the COFACE Agent of:

(i)	any material claim it may have under any indemnity or provision for liquidated damages under any Material NEXT System Document;

(ii)	any change of work which the Borrower wishes to request or agree to or which is mandatory under any Material NEXT System Document and which is reasonably likely to:

(A)	increase:

I.	with respect to the Satellite Supply Contract, the Contract Amount by more than $10,000,000; or

II.	with respect to the Launch Services Contract, the total amount payable by the Borrower thereunder by more than five per cent.,

(or in each case its equivalent in any other currencies); or

(B)	result in NEXT System Completion not occurring on or prior to the Scheduled Completion Date or delay the completion of any Milestone by 3 months or more; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(C)	be material to the design or implementation of the NEXT System or have an adverse effect on the interest of the Lenders in any material respect;

(iii)	any reduction in the Contract Amount;

(iv)	any delay excuse, any material change (actual or proposed) in the work programme under any Material NEXT System Document and any other event which is reasonably likely to delay NEXT System Completion beyond the Scheduled Completion Date; and

(v)	the occurrence of In-Orbit Acceptance of each Satellite.

(d)	The Borrower must supply to the COFACE Agent:

(i)	promptly upon becoming aware of them, details of any material amendment or waiver (and any proposal for such amendment or waiver) of, and any termination events, force majeure events, notices of termination, or change or stop work orders under, any Material NEXT System Document or the Government Revenue Contract, and any termination events, force majeure events or notices of termination under, any other NEXT System Document which could reasonably be expected to have a Material Adverse Effect;

(ii)	copies of notices of any material breach of, or any dispute under any Material NEXT System Document:

(A)	in respect of which any contractual dispute resolution provision has been enlivened or invoked; or

(B)	which is otherwise material.

(e)	Notwithstanding the foregoing or any other provision herein to the contrary, the Borrower shall not be required to provide and disclose any information, reports, notices, documents and communications that would violate any applicable law or order or any nondisclosure or confidentiality agreement to which the Borrower or any member of the NEXT Group is a party.

21.7	Notices Concerning Communications Licences

The Borrower must supply to the COFACE Agent promptly (but in no event later than ten (10) Business Days after any responsible officer of the Borrower obtains knowledge thereof) written notice of:

(a)	the replacement, extension, or renewal of any Material Communications Licence, and the issue of any Material Communications Licence not listed in Schedule 18 (Communications Licences);

(b)	any material citation, notice of violation or order to show cause issued by the FCC or any Governmental Authority with respect to any Material Communications Licence;

(c)	if applicable, a copy of any notice or application by the Borrower requesting authority to or notifying the FCC of its intent to cease telecommunications operations for any period in excess of ten (10) days; or

(d)	notice of any other action, proceeding or other dispute, which, if adversely determined, could reasonably be expected to result in the loss or revocation of any Material Communications Licence; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	any lapse, loss, modification, suspension, termination or relinquishment of any Material Communications Licence, or any failure of the FCC or other Governmental Authority to renew or extend any such Material Communications Licence to the extent such failure could reasonably be expected to have a Material Adverse Effect.

21.8	Information: miscellaneous

The Borrower shall supply to the COFACE Agent (in sufficient copies for all the Lenders, if the COFACE Agent so requests):

(a)	copies of all documents filed by the Parent with the U.S. Securities and Exchange Commission;

(b)	promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the NEXT Group, and which, if adversely determined, are reasonably likely to have a Material Adverse Effect;

(c)	promptly upon becoming aware of the relevant claim, the details of:

(i)	any claim which is current, threatened or pending against any person in respect of the NEXT System Documents (and, in the case of a NEXT System Document other than a Material NEXT System Document, which are reasonably likely to have a Material Adverse Effect if adversely determined);

(ii)	any notice of any violation of any applicable law received by any member of the NEXT Group thereof from any Governmental Authority including, without limitation:

(A)	any notice of violation of any Environmental Law and the details of any Environmental Claim which are current, threatened or pending against any member of the NEXT Group; and

(B)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the NEXT Group,

in each case where such violation or claim, if determined against that member of the NEXT Group, could reasonably be expected to have a Material Adverse Effect; and

(iii)	any expropriation, disposal or insurance claim which may require a prepayment under Clause 8.2 (Insurance, Capital Raising and Expropriation Proceeds) or 8.3 (Launch Insurance Proceeds);

(d)	promptly upon becoming aware of it, details of any risk that makes it reasonably likely that the Borrower will require the use of a back-up launch provider pursuant to Schedule 22 (Back-Up Launch Strategy);

(e)	promptly, such information as the Security Agent or the U.S. Collateral Agent may reasonably require about the Charged Property and compliance of the Obligors with the terms of any Transaction Security Documents;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	promptly on request, such further information regarding the financial condition, assets and operations of the NEXT Group and/or any member of the NEXT Group (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by any Obligor under this Agreement as any Finance Party through the COFACE Agent may reasonably request); and

(g)	promptly upon becoming aware of it, details of:

(i)	any Reportable Event;

(ii)	the termination of or withdrawal from, or any circumstances reasonably likely to result in the termination of or withdrawal from any Plan; and

(iii)	a claim or other communication alleging material non-compliance with any law or regulation relating to any Plan which is reasonably likely to have a Material Adverse Effect.

21.9	Notification of default

(a)	Each Obligor shall notify the COFACE Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)	Promptly upon a request by the COFACE Agent, the Borrower shall supply to the COFACE Agent a certificate signed by an authorised officer on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

21.10	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor or the composition of the shareholders of an Obligor (other than the Parent) after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the COFACE Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each relevant Obligor shall promptly upon the request of the COFACE Agent (for itself or on behalf of any Lender (including any prospective new Lender)) supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the COFACE Agent (for itself or on behalf of any Lender (including any prospective new Lender) in order for the COFACE Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents (to the extent that such documentation and other evidence is within its possession or control or can be obtained using reasonable endeavours).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Each Lender shall promptly upon the request of the COFACE Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the COFACE Agent (for itself) in order for the COFACE Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

22.	Financial Covenants

22.1	Financial condition

The Borrower shall ensure that:

(a)	From the date of this Agreement until the Final Maturity Date:

(i)	Cash Balance: the aggregate of the Available Cash standing to the credit of the Revenue Accounts is at least equal to $25,000,000.

(ii)	Debt to Equity Ratio: the Debt to Equity Ratio in respect of any Calculation Period shall not exceed 0.7:1.

(iii)	Capital Expenditure: the aggregate Capital Expenditure of the NEXT Group (other than:

(A)	Amounts funded by Excluded Insurance Proceeds in accordance with Clause 8.6 (Excluded proceeds); and

(B)	Amounts payable (including by way of exercise of options) pursuant to the Satellite Supply Contract (as amended from time to time to the extent permitted pursuant to the terms of this Agreement) (such Capital Expenditure, Non-TAS Capital Expenditure), in respect of any Financial Year specified in column 1 below shall not exceed the amount set out in column 2 below opposite that Financial Year (plus:

I.	any Available Cure Amount; and

II.	any Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received after the end of that Financial Year and prior to the due date for delivery of the Compliance Certificate in respect of the relevant Calculation Date pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) (the Relevant Date) and not allocated for any other purpose, in each case, which the Borrower elects (in the relevant Compliance Certificate) to allocate to Capital Expenditure for that Financial Year (provided that the aggregate amount of any Available Cure Amount and Excluded Capital Raising Proceeds allocated in all such elections prior to NEXT System Completion may not exceed $200,000,000)).

Column 1	Column 2
Financial Year Ending	Non-TAS Capital Expenditure ($M)

12/31/2013	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Column 1	Column 2
Financial Year Ending	Non-TAS Capital Expenditure ($M)

12/31/2014	[***]

12/31/2015	[***]

12/31/2016	[***]

12/31/2017	[***]

12/31/2018	[***]

12/31/2019	[***]

12/31/2020	[***]

12/31/2021	[***]

12/31/2022	[***]

12/31/2023	[***]

12/31/2024	[***]

For each Financial Year, the amount set forth in column 2 shall be increased by any Maximum Headroom Amount for such Financial Year (without double counting with respect to any Available Cure Amount corresponding to an underspend of Capital Expenditure compared to the Base Case applied for a Calculation Date in such Financial Year).

For purposes of this Section 22.1(a)(iii):

Base Carry Forward Amount means the aggregate of all Unused Amounts for all prior years (or for all prior years since the Base Carry Forward Amount was last reduced to zero, if applicable), reduced (but not below zero) by any Used Base Carry Forward Amounts for all prior years (or for all prior years since the Base Carry Forward Amount was last reduced to zero, if applicable).

Base Case Amount means the amount set forth in column 2 above for the applicable Financial Year (prior to the addition of any Maximum Headroom Amount).

Headroom Amount means fifteen per cent. (15%) of the Base Case Amount for the applicable Financial Year.

Headroom Carry Forward Amount means the Headroom Amount for the immediately preceding Financial Year, reduced (but not below zero) by the Used Headroom Amount for the immediately preceding Financial Year.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Maximum Headroom Amount means, with respect to any Financial Year, the Total Carry Forward Amount plus the Headroom Amount for the applicable Financial Year.

Total Carry Forward Amount means, with respect to any Financial Year, the Base Carry Forward Amount plus the Headroom Carry Forward Amount.

Unused Amount means, with respect to any Financial Year, any excess of the Base Case Amount over Non-TAS Capital Expenditure.

Used Base Carry Forward Amount means, with respect to any Financial Year, any excess of Non-TAS Capital Expenditure over the Base Case Amount.

Used Headroom Amount means, with respect to any Financial Year, any excess of (a) Non-TAS Capital Expenditure over (b) the sum of the Base Case Amount plus the Total Carry Forward Amount.

This Clause 22.1(a)(iii) (Capital Expenditure) shall not apply in respect of any Financial Year following NEXT System Completion where (x) Leverage is less than 2.5:1 and (y) the DSCR is greater than 2:1.

(b)	From the date of this Agreement until the later of (x) the date of In-Orbit Acceptance of at least 66 Satellites (as confirmed by the Technical Adviser); and (y) the First Repayment Date (the Cut-Off Date):

(i)	Consolidated Operational EBITDA: Consolidated Operational EBITDA in respect of any Calculation Period specified in column 1 below (plus:

(A)	any Available Cure Amount; and

(B)	any Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received after the end of that Calculation Period and prior to the Relevant Date and not allocated for any other purpose, in each case, which the Borrower elects (in the relevant Compliance Certificate) to allocate to Consolidated Operational EBITDA for that Calculation Period (provided that no such election may be made (A) in respect of any two consecutive Calculation Dates, or (B) more than twice prior to the Cut-Off Date, or (C) more than twice during the Repayment Period)), is at least equal to the amount set out in column 2 below opposite that Calculation Date.

Column 1	Column 2
Calculation Period expiring	Consolidated Operational EBITDA
($M)

6/30/2013	[***]

12/31/2013	[***]

6/30/2014	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Column 1	Column 2
Calculation Period expiring	Consolidated Operational EBITDA
($M)

12/31/2014	[***]

6/30/2015	[***]

12/31/2015	[***]

6/30/2016	[***]

12/31/2016	[***]

6/30/2017	[***]

12/31/2017	[***]

(ii)	Secondary Payload Cashflows: the cumulative amount of Secondary Payload Cashflows received by the Obligors on or prior to any Calculation Date specified in column 1 below (plus:

(A)	any Available Cure Amount corresponding to paragraph (a) of the definition of Ancillary Cashflows only; and

(B)	any Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received after that Calculation Date and prior to the Relevant Date and not allocated for any other purpose, in each case, which the Borrower elects (in the relevant Compliance Certificate) to allocate to Secondary Payload Cashflows for that Calculation Period),

is at least equal to the amount set out in column 2 below opposite that Calculation Date.

Column 1	Column 2
Calculation Date	Secondary Payload Cashflows ($M)

6/30/2016	[***]

12/31/2016	[***]

6/30/2017	[***]

12/31/2017	[***]

(c)	From the First Repayment Date to the Final Maturity Date:

(i)	Debt Service Cover Ratio: the Debt Service Cover Ratio in respect of any Calculation Period shall not be less than 1:1.50.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	Leverage: Leverage in respect of any Calculation Period specified in column 1 below shall not exceed the ratio set out in column 2 below opposite that Calculation Period.

Column 1	Column 2
Calculation Period expiring	Leverage

6/30/2018	4.73 x

12/31/2018	3.89 x

6/30/2019	3.59 x

12/31/2019	3.29 x

6/30/2020	3.13 x

12/31/2020	2.97 x

6/30/2021	2.92 x

12/31/2021	2.87 x

6/30/2022	2.74 x

12/31/2022	2.62 x

6/30/2023	2.51 x

12/31/2023	2.41 x

6/30/2024	2.38 x

12/31/2024	2.36 x

22.2	Financial testing

The financial covenants set out in Clause 22.1 (Financial condition) shall be calculated in accordance with the Accounting Principles (to the extent applicable) and tested by reference to each of the financial statements delivered pursuant to paragraphs (a) and (b) of Clause 21.1 (Financial statements) and/or each Compliance Certificate delivered pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) (provided, however, the financial covenant set out in Clause 22.1(a)(iii) (Capital Expenditure) shall only be tested on a calendar year basis).

23.	General Undertakings

The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Authorisations and compliance with laws

23.1	Authorisations

Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall:

(a)	maintain its existence (whether as a corporate entity, limited liability company or otherwise); and

(b)	promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)	upon request, supply certified copies to the COFACE Agent of,

any Authorisation required under any law or regulation of a Relevant Jurisdiction to:

(A)	enable it to perform its obligations under the Finance Documents and the NEXT System Documents;

(B)	ensure the legality, validity, enforceability or admissibility in evidence of any Finance Document or NEXT System Document; and

(C)	carry on its business,

except in each case (other than in respect of a Finance Document) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

23.2	Compliance with laws

Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

23.3	Environmental compliance

(a)	Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall:

(i)	comply with all Environmental Law;

(ii)	obtain, maintain and ensure compliance with all requisite Environmental Permits;

(iii)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law,

in each case, where failure to do so has or is reasonably likely to have a Material Adverse Effect.

(b)	Each Obligor shall ensure that it is, and has been, in compliance in all material respects with the OECD Common Approaches to the extent required by COFACE and the Lenders’ Environmental and Social Policies and Guidelines, in each case to the extent applicable to the NEXT Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.4	Taxation

(a)	Each Obligor shall pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that such payment is in the subject of a Good Faith Contest.

(b)	No Obligor may change its residence for Tax purposes if to do so would materially and adversely affect the interests of the Lenders.

23.5	COFACE Insurance Policy

(a)	The Borrower shall promptly comply in all respects with all requests by any Finance Party derived from requirements of COFACE imposed upon that Finance Party or the Borrower under or by reason of the COFACE Insurance Policy or required to ensure that the COFACE Insurance Policy remains in full force and effect.

(b)	The Borrower agrees that in the event that the COFACE Agent notifies the Borrower that it has or intends to file a claim for payment under the COFACE Insurance Policy, it shall:

(i)	use its best efforts to assist in the filing of any claim for compensation, indemnity or reimbursement; and

(ii)	use its best efforts to co-operate in good faith with the COFACE Agent and/or COFACE with respect to the verification of claim, eligibility or amount by any such person (including but not limited to providing evidence, documentation, information, certificates and other forms of proof reasonably requested in connection therewith).

Restrictions on business focus

23.6	Merger

No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will) enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction other than a Permitted Transaction.

23.7	Change of business

The Parent shall procure that no member of the NEXT Group engages in any business other than Permitted Business.

23.8	Acquisitions

(a)	Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will):

(i)	acquire, or enter into any agreement to procure or acquire (including by way of exercising any option), any new satellite or satellites (other than any Satellites acquired under the Satellite Supply Contract or with Launch Insurance Proceeds) where the aggregate consideration (including any actual or contingent liability) payable by it in respect of such acquisitions and agreements exceeds $[***];

(ii)	acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	incorporate a company.

(b)	Paragraph (a) above does not apply to an acquisition of a company, of shares, securities or a business or undertaking (or, in each case, any interest in any of them) or the incorporation of a company which is:

(i)	a Permitted Acquisition/Investment; or

(ii)	a Permitted Transaction.

23.9	Joint Ventures and Excluded Company

No Obligor shall (and the Parent shall ensure that no member of the NEXT Group will):

(a)	enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in (i) any Joint Venture (other than a Permitted Joint Venture) or (ii) the Excluded Company (other than any investment or acquisition of shares, stocks, securities or other interest made by way of an Aireon Equity Injection); or

(b)	transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or the Excluded Company, or maintain the solvency of or provide working capital to any Joint Venture or the Excluded Company (or agree to do any of the foregoing), except in the ordinary course of business in respect of a Permitted Joint Venture (other than the Excluded Company) in an amount not exceeding $1,000,000 or its equivalent.

23.10	Works

(a)	The Borrower must use its reasonable efforts to ensure that:

(i)	the NEXT System is completed in accordance with the NEXT System Documents; and

(ii)	NEXT System Completion occurs by, or as soon as practicable after, the Scheduled Completion Date.

(b)	The Borrower must not, without the prior consent of the COFACE Agent (acting on the advice of the Technical Adviser) (such consent not to be unreasonably withheld or delayed), agree to the In-Orbit Acceptance of the [***] or [***] Satellite under the Satellite Supply Contract.

23.11	Operation and maintenance

(a)	The Borrower shall:

(i)	diligently operate and maintain, or ensure the diligent operation and maintenance of, Block One and the NEXT System in a safe, efficient and business-like manner and materially in accordance with the Transaction Documents;

(ii)	ensure that each such Secondary Payload Contract substantially reflects the Secondary Payload Heads of Terms (where applicable);

(iii)	select a launch provider under the relevant Launch Services Contracts and maintain the availability of back-up or alternative launch providers, in each case, in accordance with Schedule 22 (Back-Up Launch Strategy);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	purchase the initial loss reflight option pursuant to clause 16.1 of the SpaceX Launch Contract no later than 6 months before the first scheduled launch (or otherwise in accordance with the terms of the SpaceX Launch Contract to the extent amended as permitted under the Finance Documents, but in any case no later than 3 months before the first scheduled launch); and

(v)	ensure that all Block One satellites and all Satellites are owned by the Borrower or a Subsidiary that is an Obligor.

Restrictions on dealing with assets and Security

23.12	Preservation of assets

Each Obligor shall maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary in the conduct of its business.

23.13	Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

23.14	Material NEXT System Documents

(a)	Each Obligor shall not:

(i)	without the prior written consent of the COFACE Agent, cause, permit, concur in, exercise or agree to or give (as the case may be):

(A)	any amendment or waiver of, or any consent or option under or in respect of, any provision of the Satellite Supply Contract or any Launch Services Contract, in each case, to the extent that such amendment, waiver, consent or option is reasonably likely to:

I.	increase:

a.	with respect to the Satellite Supply Contract, the original Contract Amount by more than $40,000,000; or

b.	with respect to the Launch Services Contract, the total amount payable by the Borrower thereunder by more than five per cent.,

(or in each case its equivalent in any other currencies); or

II.	result in NEXT System Completion not occurring on or prior to the Scheduled Completion Date or delay the completion of any Milestone by 3 months or more; or

III.	be material to the design or implementation of the NEXT System or have an adverse effect on the interest of the Lenders in any material respect;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B)	any material amendment or waiver of, or any material consent under or in respect of, any Material NEXT System Document (other than the Satellite Supply Contract or any Launch Services Contract) or any Aireon System Documents, if such amendment, waiver or consent could reasonably be expected to have a Material Adverse Effect; or

(C)	the termination or abandonment of a Material NEXT System Document or the Aireon Investment Agreement (except any termination in accordance with its terms as permitted under the Finance Documents or by reason of full performance of the agreement or expiry of its term); and

(ii)	assign or transfer any of its rights or obligations under any Material NEXT System Document or the Aireon Investment Agreement.

(b)	The Borrower must exercise its rights and comply with its obligations under each Material NEXT System Document to which it is a party in a proper and timely manner consistent with the Borrower's obligations under the Finance Documents, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

(c)	If the Technical Adviser's Quarterly Report discloses, in respect of any Milestone:

(i)	a delay of 6 months or more; or

(ii)	a delay of 3 months or more which is reasonably likely to cause any of the first three launches to be delayed by 6 months or more,

the Borrower shall promptly enter into discussions with the COFACE Agent and the Lenders for a period of 60 days after receipt by the Borrower of a copy of such Technical Adviser’s Quarterly Report in order to reach an agreement as to a remedial plan in respect of such delay. If a remedial course of action is agreed, the Borrower shall, as soon as reasonably practicable thereafter (but in any case within 10 Business Days), provide to the COFACE Agent a copy of its remedial plan (which shall substantially reflect the discussions between the Borrower and the COFACE Agent and the Lenders and shall have been agreed to by the Supplier and/or Launch Services Provider, as the case may be) to resolve the delay. The Borrower shall diligently carry out and comply with any course of action detailed in its remedial plan.

23.15	Negative pledge

In this Clause, Quasi-Security means an arrangement or transaction described in paragraph (b) below.

Except as permitted under paragraph (c) below:

(a)	No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will) create or permit to subsist any Security over any of its assets.

(b)	No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the NEXT Group;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi-Security, which is:

(i)	Permitted Security; or

(ii)	a Permitted Transaction.

23.16	Disposals

(a)	Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no member of the NEXT Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is:

(i)	a Permitted Disposal; or

(ii)	a Permitted Transaction.

23.17	Arm's length basis

(a)	Except as permitted by paragraph (b) below, no Obligor shall (and the Parent shall ensure no member of the NEXT Group will) enter into any transaction with any person except on arm's length terms and for full market value.

(b)	The following transactions shall not be a breach of this Clause 23.17:

(i)	transactions between members of the NEXT Group (and where, in the case of a transaction involving an Obligor and a member of the NEXT Group which is not an Obligor, the terms of such transaction are no less favourable to such Obligor than arm's length terms);

(ii)	fees, costs and expenses payable under the Transaction Documents in the amounts set out in the Transaction Documents delivered to the COFACE Agent under Clause 4.1 (Initial conditions precedent) or agreed by the COFACE Agent; and

(iii)	any Permitted Transaction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Restrictions on movement of cash – cash out

23.18	Funding from own resources

Unless otherwise approved by the Majority Lenders, except in relation to Down Payments as specified in Clause 4.2(h) (Further conditions precedent), no member of the NEXT Group may use its own resources to fund invoices under the Satellite Supply Contract for which financing is available under the Facility:

(a)	prior to 31 January 2016; and

(b)	from 31 January 2016 until NEXT System Completion, unless:

(i)	the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the COFACE Agent) that:

(A)	it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)	it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

23.19	Loans or credit

(a)	Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no member of the NEXT Group will) be a creditor in respect of any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to:

(i)	a Permitted Loan; or

(ii)	a Permitted Transaction.

23.20	No Guarantees or indemnities

(a)	Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no member of the NEXT Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person.

(b)	Paragraph (a) does not apply to a guarantee which is:

(i)	a Permitted Guarantee; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	a Permitted Transaction.

23.21	Dividends and share redemption

(a)	Except as permitted under paragraph (b) below, the Parent shall not:

(i)	declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital) or make payments of interest or principal in respect of any Permitted PIK Debt;

(ii)	repay or distribute any dividend or share premium reserve;

(iii)	pay or allow any member of the NEXT Group to pay any management, advisory or other fee to or to the order of any of the shareholders of the Parent; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so (except any repurchase of restricted stock in accordance with the Parent’s stock option plan).

(b)	Paragraph (a) above does not apply to:

(i)	a Permitted Distribution; or

(ii)	a Permitted Transaction (other than one referred to in paragraph (e) of the definition of that term).

Restrictions on movement of cash – cash in

23.22	Financial Indebtedness

(a)	Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no member of the NEXT Group will) incur or allow to remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to Financial Indebtedness which is:

(i)	Permitted Financial Indebtedness; or

(ii)	a Permitted Transaction.

23.23	Share capital

No Obligor shall (and the Parent shall ensure no member of the NEXT Group will) issue any shares except pursuant to a Permitted Share Issue or a Permitted Transaction.

Miscellaneous

23.24	Insurance

Each Obligor shall comply with Schedule 21 (Insurance).

23.25	Inspection

(a)	In this Subclause:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	Attendee means the COFACE Agent and the Technical Adviser; and

(ii)	Acceptance Tests means the acceptance test conducted pursuant to the Satellite Supply Contract in respect of (1) the Initial System Acceptance (as defined in the Satellite Supply Contract) and (2) the Final System Acceptance (as defined in the Satellite Supply Contract).

(b)	Each Attendee may on reasonable advance notice to the Borrower and subject to reasonable security and safety requirements and within ordinary business hours, visit and inspect any portion of the NEXT System (including to verify construction progress, attend any progress meetings in respect of the completion of Milestones, and/or, in the case of the Technical Adviser, for the purpose of witnessing any Acceptance Tests, and to discuss the progress of the NEXT System and the affairs of the Borrower and prepare the Technical Adviser's Quarterly Report; provided that, in each case, (i) no such visit shall interfere with or interrupt, the operations of the Borrower, the Supplier or any Launch Services Provider, as the case may be, (ii) except in the case of the Technical Adviser, no more than four visits per year shall be permitted, other than where a Default has occurred and is continuing and (iii) except in the case of any visit by the Technical Adviser or where a Default has occurred and is continuing, the Borrower shall not be required to pay or reimburse any fees, costs and expenses in respect of any such visits.

(c)	The Borrower shall:

(i)	give reasonable prior notice to each Attendee of any progress meeting in respect of completion of Milestones it is entitled to attend; and

(ii)	give the Technical Adviser 14 days' prior notice (or such shorter notice as may be required pursuant to the terms of the Satellite Supply Contract or any Launch Services Contract (as applicable)) of any Acceptance Test.

(d)	Except as provided in paragraph (e) below, each Attendee may only observe and may not participate in any meeting it is entitled to attend.

(e)	An Attendee may participate in and make representations at any progress meeting (in the case of the COFACE Agent, in respect of completion of Milestones only) if it has placed any issues which it desires to have specifically addressed at the meeting on the agenda in advance of that meeting, provided that any such participation by an Attendee shall neither interfere with or interrupt the primary objective of such meeting nor the operations of the Borrower, the Supplier or any Launch Services Provider.

(f)	Notwithstanding the foregoing or any provision to the contrary herein, no Attendee shall be permitted to engage or participate in any of the other matters contemplated by this Clause 23.25 (Inspection) unless such actions are in compliance with the provisions of the Satellite Supply Contract and any Launch Services Contract (including any prior notification requirements set forth therein and Article 7 of the Satellite Supply Contract and Section 10.2 and Article 12 of the SpaceX Launch Contract) and not otherwise prohibited by applicable law and such Attendee agrees in advance to any reasonable confidentiality obligations required by any of the Borrower, the Supplier or the Launch Services Provider. For the avoidance of doubt, the Borrower shall be permitted to proceed with any progress meeting or Acceptance Test with or without the attendance of (or participation by) any relevant Attendee so long as the Borrower has provided prior notice to such Attendee of such progress meeting or Acceptance Test in accordance with paragraph (c) above.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.26	Intellectual Property

Each Obligor shall:

(a)	preserve and maintain the subsistence and validity of the Intellectual Property necessary for the business of the relevant NEXT Group member;

(b)	use reasonable endeavours to prevent any infringement in any material respect of the Intellectual Property;

(c)	make registrations and pay all registration fees and taxes necessary to maintain the Intellectual Property in full force and effect and record its interest in that Intellectual Property;

(d)	not use or permit the Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of any member of the NEXT Group to use such property; and

(e)	not discontinue the use of the Intellectual Property,

except to the extent where failure to do so could not reasonably be expected to have a Material Adverse Effect.

23.27	Revenue Accounts

Each Obligor shall ensure that, at all times:

(a)	[***] accounts receivable (and all proceeds thereof):

(i)	for services rendered (including goods sold) in the U.S. or with U.S. customers (including, without limitation, the U.S. Department of Defense); and

(ii)	to the fullest extent permitted by law or regulation, for services rendered outside US with non-US customers,

by or on behalf of any member of the NEXT Group shall be paid directly or indirectly by way of intercompany transfers on receipt of the same into the BOA Revenue Account or such other accounts subject to Transaction Security;

(b)	at least [***] % of all cash and Cash Equivalent Investments of the NEXT Group are held in the BOA Revenue Account and/or such other deposit or securities accounts with an Acceptable Bank in the U.S. as are subject to the Transaction Security; and

(c)	all cash and Cash Equivalent Investments of the NEXT Group other than an amount up to the greater of (i) [***]% of all cash and Cash Equivalent Investments of the NEXT Group, and (ii) cash and Cash Equivalent Investments with an aggregate value of $[***], are subject to the Transaction Security,

(in each case, as certified in the relevant Compliance Certificate delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate), in respect of monthly average account balances on the basis of bank statements).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.28	Debt Service Reserve Account

(a)	In this Clause:

Final DSRA Balance means, on and from the Starting Point of Repayment, the higher of:

(i)	$189,000,000; and

(ii)	at any time, in respect of the immediately following Repayment Date, the amount determined by aggregating (A) the Repayment Instalment for such Repayment Date; and (B) the amount of fees and interest payable under the Finance Documents accruing in the Interest Period ending on the Interest Payment Date corresponding to such Repayment Date.

Required DSRA Balance means:

(i)	subject to paragraph (ii) below, in respect of any period from and including the Fourth Amendment Effective Date and thereafter, the amount set out for such period in the following table:

Period	Amount required ($M)

Fourth Amendment Effective Date until 29 September 2014	83.5

30 September 2014 until 30 March 2015	86

31 March 2015 until 29 September 2015	88.5

30 September 2015 until 30 March 2016	91

31 March 2016 until 29 September 2016	102

30 September 2016 until 30 March 2017	113

31 March 2017 until 29 September 2017	135

30 September 2017 and thereafter	189

(ii)	on and following the occurrence of the Starting Point of Repayment, the Final DSRA Balance.

(b)	On and after the Fourth Amendment Effective Date, the Borrower must ensure that the amount standing to the credit of the Debt Service Reserve Account is not less than the Required DSRA Balance at any time.

(c)	The COFACE Agent may (and the Borrower irrevocably authorises the COFACE Agent to) withdraw amounts from the Debt Service Reserve Account to pay any Repayment Instalment or Financing Costs due and payable under the Finance Documents at that time but unpaid.

(d)	The COFACE Agent hereby authorizes and directs the Account Bank to apply to such account of the Borrower as the Borrower may direct any and all amounts in the Debt Service Reserve Account in excess of $83,500,000 on the Fourth Amendment Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	For the avoidance of doubt, the Account Bank shall have no responsibility to confirm or verify that the balance currently held in the Debt Service Reserve Account complies with the terms herein.

23.29	Treasury Transactions

No Obligor shall (and the Parent will procure that no members of the NEXT Group will) enter into any Treasury Transaction, other than any Permitted Treasury Transaction.

23.30	Additional Guarantors and resignation of Guarantors

(a)	The Borrower shall ensure that on or prior to 31 December 2010, Baralonco N.V. is converted from a Netherlands Antilles naamloze vennootschap into a limited liability company organised under the laws of a state within the United States of America, and accedes as an Additional Guarantor and grants Transaction Security over all shares in Iridium Holdings LLC owned by it (and any Intellectual Property rights, material contracts, insurances, bank accounts and other Key Assets owned by it (other than Satellites) as the Borrower specifies (to the reasonable satisfaction of the COFACE Agent)) and carries out any action to protect, perfect or give priority to that Transaction Security as soon as reasonably practicable (and in any event within 30 Business Days thereafter).

(b)	The Borrower shall ensure that at all times after the Initial CP Satisfaction Date:

(i)	the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA), aggregate gross assets, aggregate net assets and aggregate turnover of the Obligors (calculated on an unconsolidated basis and excluding all intra-NEXT Group items and investments in Subsidiaries of any member of the NEXT Group) exceeds [***]% of Consolidated EBITDA, consolidated gross assets, net assets and turnover (as the case may be) of the NEXT Group (and, upon the request of the COFACE Agent (but no more than once per a Financial Quarter), the Borrower shall supply to the COFACE Agent, a certificate of an authorized officer of the Borrower confirming the foregoing and stating which of its Subsidiaries are Material Companies, on the terms set forth in the Compliance Certificate); and

(ii)	except as provided in paragraph (a) above with respect to Baralonco N.V., any Subsidiary which becomes a Material Company and which is not an Original Guarantor accedes as an Additional Guarantor and grants Transaction Security over any Intellectual Property rights, material contracts, insurances, bank accounts and other Key Assets owned by it (other than Satellites) as the Borrower specifies (to the satisfaction of the COFACE Agent) and the immediate holding company of such Subsidiary grants Transaction Security over the shares or other ownership interests in such Subsidiary, and both the Subsidiary and its immediate holding company carry out any action to protect, perfect or give priority to that Transaction Security as soon as reasonably practicable (and in any event within 30 Business Days of becoming a Material Company), provided that, notwithstanding anything herein to the contrary, no Material Company shall be required to:

(A)	become a Guarantor; or

(B)	provide any Security over any of its assets,

in each case, to the extent that to do so would:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

I.	result in any breach of corporate benefit, financial assistance, fraudulent preference or thin capitalisation laws or regulations (or analogous restrictions) of any applicable jurisdiction;

II.	be unlawful or result in a significant risk to the officers of the relevant Guarantor or grantor of Security of contravention of their fiduciary duties and/or of civil or criminal liability; or

III.	result in costs that, in the reasonable opinion of the COFACE Agent, are disproportionate to the benefit obtained by the beneficiaries of that guarantee or Security (and for this purpose "cost" includes, but is not limited to, income tax cost, registration taxes payable on the creation or enforcement or for the continuance of any guarantee or Security, stamp duties, out-of-pocket expenses, and other fees and expenses directly incurred by the relevant Guarantor or grantor of Security or any of its direct or indirect owners, subsidiaries or Affiliates), and provided further that:

I.	with respect to any U.S. Material Company or U.S. Obligor, no direct or indirect CFC Subsidiary of such U.S. Material Company or U.S. Obligor shall guarantee the obligations of, or pledge any of its assets as security for the obligations of the Borrower or any U.S. Obligor, and no more than 65% of the total combined voting power of all classes of all voting stock or voting shares, or any other voting equity interest in any direct or indirect CFC Subsidiary, shall guarantee or be pledged as security for the obligations of the Borrower or any U.S. Obligor. For these purposes, CFC Subsidiary means each Subsidiary of the Borrower or a U.S. Obligor that is incorporated or organized under the laws of any jurisdiction other than the United States or any state or territory thereof and is a "controlled foreign corporation" (within the meaning of Section 957 of the Code); and

II.	no Obligor shall guarantee or pledge any of its assets as security for the obligations of the Borrower if (i) such Obligor is a "related person" (as defined in Section 267(b) or Section 707(b)(1) of the Code) to the Borrower, (ii) such Obligor is not a United States person and (iii) the Borrower does not own a "controlling interest" (as defined in Section 163(j) of the Code) in such Obligor, if such guarantee or pledge would cause the Borrower to be disallowed, for United States federal income tax purposes, a current deduction (or any portion thereof) for interest expense paid.

(c)	The Borrower must use, and must procure that the relevant Material Company uses, all reasonable endeavours lawfully available to avoid any unlawfulness or personal liability and mitigate the constraints referred to in paragraph (a) above. This includes agreeing to a limit on the amount guaranteed or secured. The COFACE Agent may (but shall not be obliged to) agree to such a limit if, in its opinion, to do so would avoid the relevant unlawfulness or personal liability.

(d)	Any such Material Company referred to in paragraph (a) above, shall become an Additional Guarantor upon confirmation by the COFACE Agent of receipt of a duly completed and executed Accession Deed and the other documents and evidence specified on Part 2 of Schedule 2 (Conditions Precedent).

(e)	Upon the request of the COFACE Agent, the Borrower shall supply any documentation and other evidence in relation to such Additional Guarantor as is reasonably requested by the COFACE Agent (for itself or on behalf of any Lender) in order for the COFACE Agent or any Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	The Borrower may request that any Guarantor (other than an Original Guarantor) cease to be a Guarantor by delivering to the COFACE Agent a Resignation Letter (1) if such Guarantor ceases to be a Material Company, or (2) if all the Lenders have consented to the resignation of that Guarantor.

(g)	Upon the acceptance of the Resignation Letter, any Transaction Security created by such resigning Guarantor shall promptly be released by the Security Agent and the U.S. Collateral Agent and returned to the resigning Guarantor or the Borrower. The Security Agent and the U.S. Collateral Agent shall (at the cost of the resigning Guarantor or the Borrower) execute and deliver all documents reasonably necessary to release the Transaction Security and, to the extent applicable, the Security Agent and the U.S. Collateral Agent shall issue certificates confirming that, so far as the Security Agent and the U.S. Collateral Agent are aware, any floating charge forming part of the Transaction Security created by such resigning Guarantor has not been converted into a fixed charge.

23.31	Further assurance

(a)	Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent or the U.S. Collateral Agent may reasonably specify (and in such form as the Security Agent or the U.S. Collateral Agent may reasonably require in favour of the Security Agent or the U.S. Collateral Agent or its nominee(s)):

(i)	to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent or the U.S. Collateral Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;

(ii)	to confer on the Security Agent or the U.S. Collateral Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or

(iii)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)	Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group shall) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the U.S. Collateral Agent or the Finance Parties by or pursuant to the Finance Documents.

23.32	ERISA and pension schemes

(a)	Each of the Obligors and its ERISA Affiliates must ensure that no event or condition exists at any time in relation to a Plan which is reasonably likely to result in the imposition of a Security on any of its assets, other than as permitted by this Agreement.

(b)	Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group will) ensure that no member of the NEXT Group is or has been at any time an employer of an occupational pension scheme which is not a money purchase scheme.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.33	Aireon Transaction

(a)	The Parent shall ensure that the Excluded Company is and remains at all times:

(i)	a Ring Fenced Company and, so long as it is a Subsidiary of a member of the NEXT Group, does not own by itself or together with any member of the NEXT Group any Subsidiaries;

(ii)	a bankruptcy remote, single purpose vehicle whose sole business comprises the Aireon System Project and any transaction incidental and in support of such project; and

(iii)	has no Financial Indebtedness other that the Aireon System Debt.

(b)	The Parent shall ensure that, except as contemplated by Section 3.6.7.1 of that certain Second Amended and Restated Limited Liability Company Agreement of the Excluded Company, dated as of February 14, 2014 (the Identified Aireon Disposal Agreement), no member of the NEXT Group will enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any Aireon Equity Instruments prior to NEXT System Completion.

(c)	The Parent shall ensure that any Aireon Proceeds (including any proceeds (after deducting any reasonable expenses incurred by the Parent in connection with such proceeds or Taxes paid or incurred by the Parent in connection with such proceeds) of any disposal pursuant to the Identified Aireon Disposal Agreement (as defined above)) will be applied in accordance with clause 8 (Mandatory Prepayment).

(d)	No Obligor shall (and the Parent shall ensure no member of the NEXT Group will) enter into any transaction with the Excluded Company except on arm's length terms and for fair market value.

24.	Events of Default

Each of the events or circumstances set out in this Clause 24 is an Event of Default (save for Clause 24.20 (Acceleration)).

24.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date.

24.2	Financial covenants

Any requirement of Clause 22 (Financial Covenants) is not satisfied.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.3	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 24.1 (Non-payment) and Clause 24.2 (Financial covenants)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 days of the earlier of (i) the COFACE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or an Obligor becoming aware of the failure to comply.

24.4	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and, if capable of remedy, is not remedied within 30 days of the (i) the COFACE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or any Obligor becoming aware of such misrepresentation.

24.5	Cross default

(a)	Any Financial Indebtedness of any member of the NEXT Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the NEXT Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any creditor of any member of the NEXT Group becomes entitled to declare any Financial Indebtedness of any member of the NEXT Group due and payable prior to its specified maturity as a result of an event of default (however described).

(d)	Except where such event arises in respect of Financial Indebtedness under or in connection with the Motorola Settlement Agreements, no Event of Default will occur under this Clause 24.5 if the aggregate amount of Financial Indebtedness falling within paragraphs (a) to (c) is less than $25,000,000 (or its equivalent in any other currency or currencies).

24.6	Insolvency

(a)	A Material Company, an Obligor or a Material Transaction Party is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with any group of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of the Parent, the Borrower or a Material Transaction Party is less than its liabilities.

This Clause 24.6 (Insolvency) shall not apply to (i) a Material Transaction Party at any time after NEXT System Completion; or (ii) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is commenced or taken in relation to:

(i)	suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement, voluntary or involuntary case or procedure under any U.S. Bankruptcy Law or otherwise) of any Material Company, Obligor or Material Transaction Party;

(ii)	a composition, compromise, assignment or arrangement with any group of creditors of any Material Company, Obligor or Material Transaction Party;

(iii)	the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Material Company, Obligor or Material Transaction Party or any of its assets;

(iv)	an order for relief or other order approving any case or other proceeding is entered under any bankruptcy law; or

(v)	enforcement of any Security over any assets of any Material Company, Obligor or Material Transaction Party,

or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) shall not apply to:

(i)	any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement;

(ii)	any step or procedure contemplated by paragraph (b) of the definition of Permitted Transaction;

(iii)	any involuntary commencement or filing of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding unless such case or proceeding shall continue without dismissal or stay for a period of 60 consecutive days;

(iv)	any appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer where such appointment is without the application or consent of such Obligor or Material Transaction Party (as applicable) unless such appointment continues undischarged or unstayed for 60 consecutive days; or

(v)	(A) a Material Transaction Party at any time after NEXT System Completion; or (B) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

24.8	Creditors' process

Any attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects (i) any Key Asset, or (ii) any asset or assets of a Material Company or an Obligor having an aggregate value of $25,000,000, and is not discharged within 45 days or such longer period of time if such Material Company or Obligor is contesting such process in good faith provided that such process:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	is in any event discharged within 180 days; and

(b)	does not have or could not reasonably be likely to have a Material Adverse Effect.

24.9	Unlawfulness and invalidity

(a)	It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents or Material NEXT System Documents to which it is a party or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective or any subordination or priority arrangement created under any Subordination Agreement or the Motorola Intercreditor Agreement is or becomes unlawful.

(b)	Any obligation or obligations of any Obligor under any Finance Documents or Material NEXT System Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents.

(c)	Any Finance Document (other than the COFACE Insurance Policy) or, except as otherwise expired or terminated in accordance with its terms as permitted under the Finance Documents, any Material NEXT System Document ceases to be in full force and effect or any Transaction Security or any subordination or priority arrangement created under any Subordination Agreement or the Motorola Intercreditor Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Communications Licence:

(i)	is not obtained or effected by the time it is required;

(ii)	is revoked or cancelled or otherwise ceases to be in full force and effect;

(iii)	is not renewed or is renewed on revised terms; or

(iv)	is varied,

and, in each case, this has or would be likely to result in a Material Adverse Effect.

24.10	Subordination Agreement

Any party to a Subordination Agreement or the Motorola Intercreditor Agreement (other than a Finance Party or an Obligor) fails to comply with the provisions of, or does not perform its obligations under, that Subordination Agreement or the Motorola Intercreditor Agreement and, if the non-compliance is capable of remedy, it is not remedied within 15 days of the earlier of the COFACE Agent giving notice to that party or that party becoming aware of the non-compliance.

24.11	Cessation of business

(a)	Any Obligor or any Material Transaction Party suspends or ceases to carry on all or a material part of its business.

(b)	Paragraph (a) above shall not apply:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	to the suspension of the Satellite Supply Contract and/or Launch Services Contract as a result of a force majeure event under and in accordance with its terms;

(ii)	in the case of any Permitted Transaction; or

(iii)	to (A) a Material Transaction Party at any time after NEXT System Completion or (B) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

24.12	Audit qualification

The Auditors materially qualify the audited annual consolidated financial statements of the Parent for the Group where the circumstances giving rise to such qualification could reasonably be expected to have a Material Adverse Effect.

24.13	Breach, repudiation and rescission of agreements

(a)	An Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or Material NEXT System Document to which it is a party or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or Material NEXT System Document or any Transaction Security.

(b)	Any Material Transaction Party or any party to a Subordination Agreement or the Motorola Intercreditor Agreement (other than an Obligor or a Finance Party) rescinds or purports to rescind or repudiates or purports to repudiate any of the Material NEXT System Documents, any Subordination Agreement or the Motorola Intercreditor Agreement (as the case may be) in whole or in part where to do so has or is reasonably likely to have a material adverse effect on the interests of the Lenders under the Finance Documents.

(c)	Any Obligor or any Material Transaction Party does not perform its obligations under any Material NEXT System Document and this has or would be reasonably likely to have a Material Adverse Effect.

(d)	Any:

(i)	Material NEXT System Document is terminated or becomes capable of being terminated; or

(ii)	Material Transaction Party issues a notice of termination of that Material NEXT System Document,

in each case otherwise than (1) as consented to by the COFACE Agent in accordance with Clause 23.14 (Material NEXT System Documents) or (2) by reason of full performance of the agreement, expiry of its term or termination in accordance with its terms as permitted under the Finance Documents, unless that Material NEXT System Document is replaced by an agreement with substantially the same terms and conditions, and with a party, satisfactory to the COFACE Agent (acting reasonably) within 30 days of the termination event or notice of termination (or within 60 days thereof, provided that the Borrower demonstrates to the COFACE Agent within 30 days that it is actively taking steps to implement such replacement).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.14	Litigation

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes in relation to the Transaction Documents or the transactions contemplated in the Transaction Documents or against any Obligor or its assets results in a final judgment against a member of the NEXT Group in an amount in excess of $10,000,000 or its equivalent.

24.15	COFACE Insurance Policy

The COFACE Insurance Policy is revoked or rescinded or becomes voidable (in each case, whether in whole or in part) or otherwise ceases to be in full force (unless such event or circumstance (as the case may be) is caused by any fault, action or inaction of the Finance Parties not attributable to the Borrower).

24.16	NEXT System Completion

(a)	Either:

(i)	fewer than [***] Satellites have been launched; or

(ii)	failure to reach “In Orbit Acceptance” of at least [***] Satellites with a certificate from the Technical Adviser that the operational coverage of the NEXT System with [***] Satellites is satisfactory, on or by the NEXT System Completion Longstop Date.

(b)	At any time:

(i)	less than [***] satellites (including the existing Block One system) are capable of operation (as certified by the Technical Adviser); or

(ii)	the Average Call Establishment Rate is below [***] per cent.,

unless at the time of such failure:

(A)	a number of Satellites sufficient to maintain the total number of satellites (including the existing Block One system) at or above [***] and the Average Call Establishment Rate at or above [***] per cent. are completed, available and scheduled to be launched and immediately operational (and for the avoidance of doubt, any Satellites which are required to drift into the relevant orbit plane following launch shall not be taken into account) without expected delays within the following 2 month period; and

(B)	such Satellites achieve In-Orbit Acceptance, and the number of satellites in operation is re-established at or above [***] and the Average Call Establishment Rate is re-established at or above [***] per cent. within 2 months following such 2 month period.

(c)	Failure of the Borrower and the COFACE Agent and the Majority Lenders to reach an agreement as to:

(i)	an appropriate remedial plan in respect of a certain Milestone delay disclosed in the Technical Adviser’s Quarterly Report in accordance with the procedures and timeframe set forth in Clause 23.14 (Material NEXT System Documents); or

(ii)	a back-up launch strategy following the discussion period referred to in Schedule 22 (Back-Up Launch Strategy).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.17	Mass De-Orbit

A Mass De-orbit occurs (where Mass De-orbit means a de-orbit of the entire Block One system pursuant to and in accordance with the terms of the Indemnification Contract, the Transition Services Agreement and/or the Boeing O&M Agreement, as applicable).

24.18	Insurance

(a)	Any Insurance required to be effected under Schedule 21 (Insurance):

(i)	is not, or ceases to be, in full force and effect;

(ii)	is repudiated, avoided or suspended (in each case to any extent); or

(b)	any insurer is entitled to avoid, repudiate or suspend (in each case to any extent) or otherwise reduce its liability under the policy relating to any Insurance.

No Event of Default will occur under this Clause 24.18 (Insurance) if the relevant circumstance is capable of remedy and such Insurance is either effected, replaced or resumed within 30 days of the earlier of (i) the COFACE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or an Obligor becoming aware of the failure to comply (but, in the case of Launch Insurance, no later than three Business Days prior to intentional ignition in respect of the relevant launch).

24.19	Material adverse change

Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.

24.20	Acceleration

(a)	If an Event of Default described in Clause 24.7 (Insolvency proceedings) occurs, the Total Commitments will, if not already cancelled under this Agreement, be immediately and automatically cancelled and all amounts outstanding under the Finance Documents will be immediately and automatically due and payable.

(b)	On and at any time after the occurrence of an Event of Default which is continuing the COFACE Agent may, and shall if so directed by the Majority Lenders and/or COFACE, by notice to the Borrower:

(i)	if not already cancelled under paragraph (a), cancel the Total Commitments at which time they shall immediately be cancelled;

(ii)	declare that all or part of the Utilisations, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable;

(iii)	declare that all or part of the Utilisations be payable on demand, at which time they shall immediately become payable on demand by the COFACE Agent on the instructions of the Majority Lenders; or

(iv)	exercise or direct the Security Agent or the U.S. Collateral Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.	Changes to the Lenders

25.1	Assignments and transfers by the Lenders

Subject to this Clause 25, a Lender (the Existing Lender) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

under any Finance Document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender).

25.2	Conditions of assignment or transfer

(a)	The consent of the Borrower and the Majority Lenders is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of a Lender; or

(ii)	made at a time when an Event of Default is continuing.

The consent of the Borrower (if required) must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Borrower is given notice of the request unless it is expressly refused by the Borrower within that time.

(b)	The minimum amount of any assignment or transfer made pursuant to this Agreement shall be $5,000,000, unless the Borrower otherwise consents in writing.

(c)	Any assignment or transfer is subject to the COFACE Agent confirming that the approval of COFACE to the intended transfer has been obtained or is not required.

(d)	An assignment will only be effective on:

(i)	receipt by the COFACE Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the COFACE Agent) that the New Lender will assume the same obligations to the other Finance Parties and the other Secured Parties as it would have been under if it was an Original Lender; and

(ii)	the performance by the COFACE Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the COFACE Agent shall promptly notify to the Existing Lender and the New Lender.

(e)	A transfer will only be effective if the procedure set out in Clause 25.5 (Procedure for transfer) is complied with.

(f)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 14 (Tax Gross Up and Indemnities) and Clause 15 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(g)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the COFACE Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

25.3	Assignment or transfer fee

Unless the COFACE Agent otherwise agrees and excluding an assignment or transfer to an Affiliate of a Lender, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the COFACE Agent (for its own account) a fee of $3,000.

25.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor or any other member of the NEXT Group of its obligations under the Transaction Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender, the other Finance Parties and the Secured Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Transaction Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 25; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

25.5	Procedure for transfer

(a)	Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the COFACE Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The COFACE Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	The COFACE Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	On the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the Discharged Rights and Obligations);

(ii)	each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other member of the NEXT Group and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)	the COFACE Agent, the Administrative Parties, the New Lender, and the other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights, and/or obligations acquired or assumed by it as a result of the transfer and to that extent the COFACE Agent, the Administrative Parties and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.6	Procedure for assignment

(a)	Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the COFACE Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The COFACE Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The COFACE Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	On the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released from the obligations (the Relevant Obligations) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)	Lenders may utilise procedures other than those set out in this Clause 25.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 25.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 25.2 (Conditions of assignment or transfer).

25.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

The COFACE Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

25.8	Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 25, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or other Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor or grant to any person any more extensive rights than those required to be made or granted to the relevant Lender under the Finance Documents.

25.9	Maintenance of Register

The COFACE Agent, acting solely for this purpose as agent for the Obligors, shall maintain at one of its offices a register for the recordation of the names and addresses of the Lenders, and the principal and interest amount owing to each Lender, pursuant to the terms hereof from time to time (the Register). Any transfer pursuant to Clause 25 shall be effective only upon recordation of such transfer in the Register, and the Obligors may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The right to the principal of, and interest on, the Facility may be transferred or assigned only if such transfer or assignment is recorded in the Register. The Register shall be available for inspection by the Borrower, any Administrative Party and any Lender, at any reasonable time upon reasonable prior notice.

26.	Changes to the Obligors

26.1	Assignment and transfers by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents to which it is a party.

27.	Role of the Administrative Parties

27.1	Appointment of the Security Agent

Each Finance Party appoints the Security Agent to act as its security agent under and in connection with the Finance Documents on the terms and conditions set out in Schedule 28 (Security Agent).

27.2	Appointment of the U.S. Collateral Agent

(a)	Each Finance Party (other than the U.S. Collateral Agent) appoints the U.S. Collateral Agent to act as its agent on the terms and conditions set out in the Motorola Intercreditor Agreement.

(b)	Each Finance Party irrevocably authorizes the U.S. Collateral Agent to:

(i)	perform the duties and to exercise the rights, powers and discretions that are specifically given to it hereunder and under and in connection with the Motorola Intercreditor Agreement, together with any other incidental rights, powers and discretions; and

(ii)	enter into the Motorola Intercreditor Agreement and each Transaction Security Document.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.3	Security Agent's and U.S. Collateral Agent's indemnity from Lenders

Without limiting the liability of any Obligor under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and the U.S. Collateral Agent, within three Business Days of demand, against any cost (including, but not limited to reasonable counsel's fees and other agents' fees), loss, expense or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Security Agent or U.S. Collateral Agent (otherwise than by reason of the Security Agent's or U.S. Collateral Agent's gross negligence or wilful misconduct). This Clause 27.3 (Security Agent's and U.S. Collateral Agent's indemnity from Lenders) shall survive the termination of this Agreement.

27.4	Appointment of the COFACE Agent

(a)	Each Administrative Party (other than any Agent) and the Lenders appoints the COFACE Agent to act as its agent under and in connection with the Finance Documents.

(b)	Each Administrative Party (other than any Agent) and the Lenders authorises the COFACE Agent to exercise the rights, powers, authorities and discretions specifically given to the COFACE Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(c)	Each Finance Party (other than any Agent) irrevocably authorises the COFACE Agent to:

(i)	perform the duties and to exercise the rights, powers and discretions that are specifically given to it under the Finance Documents, together with any other incidental rights, powers and discretions;

(ii)	execute each Finance Document expressed to be executed by the COFACE Agent;

(iii)	communicate with COFACE in connection with the Finance Documents, the COFACE Insurance Policy and the Satellite Supply Contract and to act generally on its behalf in relation to COFACE and the COFACE Insurance Policy;

(iv)	act on its behalf in relation to any claim, and to receive any payment, under the COFACE Insurance Policy; and

(v)	make and receive payments expressed to be made by it under this Agreement.

(d)	Each Lender irrevocably appoints the COFACE Agent to be its attorney for the purposes of:

(i)	executing in the name and on behalf of the relevant Lenders the COFACE Insurance Policy; and

(ii)	taking any action under such COFACE Insurance Policy in accordance with the terms thereof,

provided that nothing in this paragraph (d) will permit the COFACE Agent to execute any document, consent, waiver and/or determination other than as expressly provided for in, or in accordance with, this Agreement or the COFACE Insurance Policy, as the case may be.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.5	Duties of the COFACE Agent

(a)	Subject to paragraph (b) below, the COFACE Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the COFACE Agent for that Party by any other Party.

(b)	Without prejudice to Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (a) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(c)	Except where a Finance Document specifically provides otherwise, the COFACE Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	If the COFACE Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)	If the COFACE Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Administrative Parties) under this Agreement it shall promptly notify the other Finance Parties.

(f)	The COFACE Agent shall provide to the Borrower, within five Business Days of a request by the Borrower (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the sending and receipt of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the COFACE Agent to that Lender under the Finance Documents.

(g)	The COFACE Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

27.6	Role of the Mandated Lead Arrangers and Bookrunners and Lead Arrangers

Except as specifically provided in the Finance Documents, no Mandated Lead Arrangers and Bookrunner or Lead Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

27.7	No fiduciary duties

(a)	Nothing in this Agreement constitutes the COFACE Agent or any Mandated Lead Arranger and or Lead Arranger as a trustee or fiduciary of any other person.

(b)	None of the Administrative Parties shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.8	Business with the Group

The Administrative Parties may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

27.9	Rights and discretions

(a)	The COFACE Agent may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)	The COFACE Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 24.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The COFACE Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)	The COFACE Agent may act in relation to the Finance Documents through its personnel and agents.

(e)	The COFACE Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(f)	Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(g)	The COFACE Agent is not obliged to disclose to any Finance Party any details of the rate notified to the COFACE Agent by any Lender or the identity of any such Lender for the purpose of paragraph (a)(ii) of Clause 12.2 (Market disruption).

27.10	Majority Lenders' instructions

(a)	Unless a contrary indication appears in a Finance Document, the COFACE Agent shall (i) exercise any right, power, authority or discretion vested in it as COFACE Agent in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as COFACE Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties other than the Security Agent and the U.S. Collateral Agent.

(c)	The COFACE Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(d)	In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the COFACE Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)	The COFACE Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (e) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security Documents or enforcement of the Transaction Security or Transaction Security Documents.

27.11	Responsibility for documentation

No Administrative Party:

(a)	is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Administrative Party, an Obligor or any other person given in or in connection with any Finance Document or the transactions contemplated in the Finance Documents; or

(b)	is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document or the Transaction Security.

27.12	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to the provisions of paragraph (e) of Clause 30.9 (Disruption to Payment Systems etc.)), the COFACE Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for any action taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)	No Party (other than the COFACE Agent) may take any proceedings against any officer, employee or agent of the COFACE Agent, in respect of any claim it might have against the COFACE Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Transaction Document and any officer, employee or agent of the COFACE Agent may rely on this Clause subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.

(c)	The COFACE Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the COFACE Agent if the COFACE Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the COFACE Agent for that purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Nothing in this Agreement shall oblige any Administrative Party to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Administrative Parties that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Administrative Party.

27.13	Lenders' indemnity to the COFACE Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the COFACE Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the COFACE Agent (otherwise than by reason of the COFACE Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 30.9 (Disruption to Payment Systems etc.) notwithstanding the COFACE Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the COFACE Agent in acting as COFACE Agent under the Finance Documents (unless the COFACE Agent has been reimbursed by an Obligor pursuant to a Finance Document).

27.14	Resignation of the COFACE Agent

(a)	The COFACE Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower.

(b)	Alternatively the COFACE Agent may resign by giving 30 days’ notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor COFACE Agent.

(c)	If the Majority Lenders have not appointed a successor COFACE Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring COFACE Agent (after consultation with the Borrower) may appoint a successor COFACE Agent.

(d)	The retiring COFACE Agent shall, at its own cost, make available to the successor COFACE Agent such documents and records and provide such assistance as the successor COFACE Agent may reasonably request for the purposes of performing its functions as COFACE Agent under the Finance Documents.

(e)	The COFACE Agent's resignation notice shall only take effect upon the appointment of a successor.

(f)	Upon the appointment of a successor, the retiring COFACE Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 27. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

27.15	Replacement of the COFACE Agent

(a)	After consultation with the Borrower, the Majority Lenders may, by giving 30 days' notice to the COFACE Agent replace the COFACE Agent by appointing a successor COFACE Agent.

(b)	The retiring COFACE Agent shall (at the expense of the Lenders) make available to the successor COFACE Agent such documents and records and provide such assistance as the successor COFACE Agent may reasonably request for the purposes of performing its functions as COFACE Agent under the Finance Documents.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	The appointment of the successor COFACE Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring COFACE Agent. As from this date, the retiring COFACE Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 27 (and any agency fees for the account of the retiring COFACE Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor COFACE Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(e)	In the case of any resignation or replacement of the COFACE Agent, any agency fee payable to a successor COFACE Agent shall be in an amount substantially similar to the agency fee payable to the retiring COFACE Agent and otherwise consistent with then current market practice.

27.16	Confidentiality

(a)	In acting as agent for the Finance Parties, the COFACE Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the COFACE Agent, it may be treated as confidential to that division or department and the COFACE Agent shall not be deemed to have notice of it.

(c)	Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

27.17	Relationship with the Lenders

(a)	The COFACE Agent may treat the person shown in its records as Lender at the opening of business (in the place of the COFACE Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Lender shall supply the COFACE Agent with any information required by the COFACE Agent in order to calculate the Mandatory Cost in accordance with Schedule 7 (Mandatory Cost Formula).

(c)	Each Lender shall supply the COFACE Agent with any information that the Security Agent or the U.S. Collateral Agent may reasonably specify (through the COFACE Agent) as being necessary or desirable to enable the Security Agent or the U.S. Collateral Agent to perform its functions as Security Agent. Each Lender shall deal with the Security Agent and the U.S. Collateral Agent exclusively through the COFACE Agent and shall not deal directly with the Security Agent or the U.S. Collateral Agent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Any Lender may by notice to the COFACE Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or dispatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 32.5 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 32.2 (Addresses) and paragraph (a)(iii) of Clause 32.5 (Electronic communication) and the COFACE Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.18	Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Administrative Parties that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the NEXT Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;

(c)	whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(d)	the adequacy, accuracy and/or completeness of any information provided by the COFACE Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)	the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

27.19	Deduction from amounts payable by the COFACE Agent

If any Party owes an amount to the COFACE Agent under the Finance Documents the COFACE Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the COFACE Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.20	Reliance and engagement letters

Each Finance Party and Secured Party confirms that the COFACE Agent has authority to accept on its behalf the terms of any reliance letter or engagement letters relating to any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

28.	Conduct of Business by the Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

29.	Sharing Among the Finance Parties

29.1	Payments to Finance Parties

If a Finance Party (a Recovering Finance Party) receives or recovers any amount from an Obligor other than in accordance with Clause 30 (Payment Mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the COFACE Agent;

(b)	the COFACE Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the COFACE Agent and distributed in accordance with Clause 30 (Payment Mechanics), without taking account of any Tax which would be imposed on the COFACE Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the COFACE Agent, pay to the COFACE Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the COFACE Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 30.5 (Partial payments).

29.2	Redistribution of payments

The COFACE Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with Clause 30.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

29.3	Recovering Finance Party's rights

On a distribution by the COFACE Agent under Clause 29.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

29.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)	each Sharing Finance Party shall, upon request of the COFACE Agent, pay to the COFACE Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

29.5	Exceptions

(a)	This Clause 29 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified the other Finance Party of the legal or arbitration proceedings; and

(ii)	the other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

30.	Payment Mechanics

30.1	Payments to the COFACE Agent

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the COFACE Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the COFACE Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the COFACE Agent specifies.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.2	Distributions by the COFACE Agent

Each payment received by the COFACE Agent under the Finance Documents for another Party shall, subject to Clause 30.3 (Distributions to an Obligor) and Clause 30.4 (Clawback) be made available by the COFACE Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the COFACE Agent by not less than five Business Days' notice with a bank in the principal financial centre of the country of that currency.

30.3	Distributions to an Obligor

The COFACE Agent may (with the consent of the Obligor or in accordance with Clause 31 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

30.4	Clawback

(a)	Where a sum is to be paid to the COFACE Agent under the Finance Documents for another Party, the COFACE Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)	If the COFACE Agent pays an amount to another Party and it proves to be the case that the COFACE Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the COFACE Agent shall on demand refund the same to the COFACE Agent together with interest on that amount from the date of payment to the date of receipt by the COFACE Agent, calculated by the COFACE Agent to reflect its cost of funds.

30.5	Partial payments

(a)	If the COFACE Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to discharge all the amounts then due and payable by an Obligor under those Finance Documents, the COFACE Agent shall apply that payment towards the obligations of that Obligor under those Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the COFACE Agent, and the Security Agent and the U.S. Collateral Agent under those Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under those Finance Documents;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under those Finance Documents; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

The COFACE Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Paragraph (a) will override any appropriation made by an Obligor.

30.6	Set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

30.7	Business Days

(a)	Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day.

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

30.8	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the COFACE Agent (after consultation with the Borrower); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the COFACE Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the COFACE Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

30.9	Disruption to Payment Systems etc.

If either the COFACE Agent determines (in its discretion) that a Disruption Event has occurred or the COFACE Agent is notified by the Borrower that a Disruption Event has occurred:

(a)	the COFACE Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the COFACE Agent may deem necessary in the circumstances;

(b)	the COFACE Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the COFACE Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	any such changes agreed upon by the COFACE Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 36 (Amendments and Waivers);

(e)	the COFACE Agent shall not be liable for any damages, costs or losses whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the COFACE Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 30.9; and

(f)	the COFACE Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

31.	Set-Off

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. Following the exercise of a right of set-off under this Agreement, the relevant Finance Party shall notify the Borrower.

32.	Notices

32.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

32.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Parent or the Borrower, that identified with its name below;

(b)	in the case of each Lender or any other Obligor, that notified in writing to the COFACE Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the COFACE Agent or the Security Agent or the U.S. Collateral Agent, that identified with its name below,

or any substitute address, fax number or department or officer as the Party may notify to the COFACE Agent (or the COFACE Agent may notify to the other Parties, if a change is made by the COFACE Agent) by not less than five Business Days' notice.

32.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 32.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the COFACE Agent or the Security Agent or the U.S. Collateral Agent will be effective only when actually received by the COFACE Agent or Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the COFACE Agent's or Security Agent's or U.S. Collateral Agent's signature below (or any substitute department or officer as the COFACE Agent or Security Agent or U.S. Collateral Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the COFACE Agent.

(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause 32.3 will be deemed to have been made or delivered to each of the Obligors.

32.4	Notification of address and fax number

Promptly upon receipt of notification of an address or fax number or change of address or fax number pursuant to Clause 32.2 (Addresses) or changing its own address or fax number, the COFACE Agent shall notify the other Parties.

32.5	Electronic communication

(a)	Any communication to be made between (1) the COFACE Agent or the Security Agent or the U.S. Collateral Agent and a Lender or (2) any Obligor and a Finance Party under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the COFACE Agent, the Security Agent, the U.S. Collateral Agent, the relevant Obligor, the relevant Lender and any other relevant Finance Party:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any electronic communication made between (1) the COFACE Agent and a Lender or the Security Agent or the U.S. Collateral Agent or (2) any Obligor and a Finance Party will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender or an Obligor to the COFACE Agent or the Security Agent or the U.S. Collateral Agent only if it is addressed in such a manner as the COFACE Agent or Security Agent or U.S. Collateral Agent shall specify for this purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.6	Use of websites

(a)	The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the Website Lenders) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the COFACE Agent (the Designated Website) if:

(i)	the COFACE Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Borrower and the COFACE Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Borrower and the COFACE Agent.

If any Lender (a Paper Form Lender) does not agree to the delivery of information electronically then the COFACE Agent shall notify the Borrower accordingly and the Borrower shall at its own cost supply the information to the COFACE Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Borrower shall at its own cost supply the COFACE Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The COFACE Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the COFACE Agent.

(c)	The Borrower shall promptly upon becoming aware of its occurrence notify the COFACE Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Borrower notifies the COFACE Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the COFACE Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)	Any Website Lender may request, through the COFACE Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Borrower shall at its own cost comply with any such request within ten Business Days.

32.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by the COFACE Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

33.	Calculations and Certificates

33.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

33.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

33.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

34.	Partial Invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

35.	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party or Secured Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

36.	Amendments and Waivers

36.1	Required consents

(a)	Subject to Clause 36.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b)	The COFACE Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 36.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Each Obligor agrees to any such amendment or waiver permitted by this Clause 36 which is agreed to by the Borrower. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Guarantors.

(d)	Each Party acknowledges that the COFACE Agent may be required to consult with COFACE prior to the exercise of any of the Lenders’ voting rights under this Agreement (including under Clause 36.2 (Exceptions) below) and may be required to follow any instructions given by COFACE in relation to such voting rights.

(e)	No Party shall have any claim whatsoever in respect of any loss, damage or expense suffered or incurred by it against any COFACE Agent for acting in accordance with any instructions of COFACE.

36.2	Exceptions

(a)	An amendment or waiver that has the effect of changing or which relates to:

(i)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents (other than in relation to Clause 8 (Mandatory Prepayment));

(iii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iv)	a change in currency of payment of any amount under the Finance Documents;

(v)	an increase in or an extension of any Commitment or the Total Commitments;

(vi)	a change to the Borrower or the Guarantors other than in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors);

(vii)	a release of or amendment to the COFACE Insurance Policy;

(viii)	any provision which expressly requires the consent of all the Lenders;

(ix)	Clause 2.2 (Finance Parties' rights and obligations), Clause 25 (Changes to the Lenders) or this Clause 36;

(x)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(A)	the guarantee and indemnity granted under Clause 19 (Guarantee and Indemnity);

(B)	the Charged Property; or

(C)	the manner in which the proceeds of enforcement of the Transaction Security are distributed

(except in the case of paragraph (B) and paragraph (C) above, insofar as it relates to (1) the release of any Transaction Security upon the resignation of a Guarantor pursuant to and in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors) or (2) a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(xi)	the release of any guarantee and indemnity granted under Clause 19 (Guarantee and Indemnity) or of any Transaction Security unless permitted under this Agreement (including Clause 23.30 (Additional Guarantors and resignation of Guarantors)) or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document; or

(xii)	any amendment to the order of priority or subordination under any Subordination Agreement or the Motorola Intercreditor Agreement,

shall not be made without the prior consent of all the Lenders.

(b)	An amendment or waiver which relates to the rights or obligations of an Administrative Party (in their capacity as such) may not be effected without the consent of such Administrative Party.

(c)	If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document (other than an amendment or waiver referred to in paragraphs (a)(ii), (iii) and (v) above) or other vote of Lenders under the terms of this Agreement within 20 Business Days (unless the Borrower and the COFACE Agent agree to a longer time period in relation to any request) of that request being made, its Commitment shall not be included for the purpose of calculating the Total Commitments under the Facility when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request.

36.3	Replacement of Lender

(a)	If at any time an Obligor becomes obliged to repay any amount in accordance with Clause 7.1 (Illegality) or to pay additional amounts pursuant to Clause 15.1 (Increased costs) or Clause 14.2 (Tax gross-up) to any Lender in excess of amounts payable to the other Lenders generally, then the Borrower may, on 10 Business Days' prior written notice to the COFACE Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a Replacement Lender) selected by the Borrower, and which is acceptable to the COFACE Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations of the transferring Lender (including the assumption of the transferring Lender's participations on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the COFACE Agent or Security Agent or the U.S. Collateral Agent;

(ii)	neither the COFACE Agent nor the Lender shall have any obligation to the Borrower to find a Replacement Lender; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	in no event shall the Lender replaced under this Clause be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents.

37.	Confidentiality

37.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 37.2 (Disclosure of Confidential Information) and Clause 37.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

37.2	Disclosure of Confidential Information

Subject to applicable law, any Finance Party may disclose:

(a)	to any of its Affiliates and to COFACE and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (d) of Clause 27.17 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 25.8 (Security over Lenders' rights);

(vii)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(viii)	who is a Party; or

(ix)	with the prior written consent of the Borrower;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to paragraphs (b)(i), (b)(ii), (b)(iii) and (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(c)	to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party.

37.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation or organization of Obligors;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	date of this Agreement;

(v)	the names of the Administrative Parties;

(vi)	date of each amendment and restatement of this Agreement;

(vii)	amount of Total Commitments;

(viii)	currencies of the Facility;

(ix)	type of Facility;

(x)	ranking of Facility;

(xi)	Final Maturity Date;

(xii)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xi) above; and

(xiii)	such other information agreed between such Finance Party and the Borrower,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	The COFACE Agent shall notify the Borrower and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the COFACE Agent in respect of this Agreement, the Facility and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider.

37.4	Entire agreement

This Clause 37 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

37.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

37.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 37.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 37 (Confidentiality).

37.7	Continuing obligations

The obligations in this Clause 37 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 24 months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

38.	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

39.	Governing Law

This Agreement is governed by English law.

40.	Enforcement

40.1	Jurisdiction of English courts

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	This Clause 40.1 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

40.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	irrevocably appoints Law Debenture Corporate Services Limited of Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document governed by English law; and

(ii)	agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 15 days of such event taking place) appoint another agent on terms acceptable to the COFACE Agent. Failing this, the COFACE Agent may appoint another agent for this purpose.

(c)	Each Obligor expressly agrees and consents to the provisions of this Clause 40 and Clause 39 (Governing Law).

40.3	Arbitration

(a)	Notwithstanding the above terms of this Clause, if the COFACE Agent so elects in writing, any dispute, difference, claim or controversy arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules (for the purposes of this Subclause, the Rules).

(b)	The Rules are incorporated by reference into this Clause and capitalised terms used in this Clause which are not otherwise defined in this Agreement, have the meaning given to them in the Rules. Any requirement in the Rules to take account of the nationality of a person considered for appointment as an arbitrator shall be disapplied and a person shall be nominated or appointed as an arbitrator (including as Chairman) regardless of his or her nationality.

(c)	The number of arbitrators shall be three. The parties agree that the London Court of International Arbitration shall appoint the Arbitral Tribunal without regard to any party's nomination.

(d)	Each Obligor and each Finance Party:

(i)	expressly agrees and consents to this procedure for nominating and appointing the Arbitral Tribunal; and

(ii)	irrevocably and unconditionally waives any right to choose its own arbitrator.

(e)	The seat, or legal place of arbitration, shall be London. The language used in the arbitral proceedings shall be English.

40.4	Waiver of trial by jury

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH ANY FINANCE DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY ANY FINANCE DOCUMENT. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

41.	Complete agreement

The Finance Documents contain the complete agreement between the Parties on the matters to which they are related and supersede all prior commitments, agreements and understandings, whether written or oral, on those matters.

42.	USA Patriot Act

Each Finance Party that is subject to the requirements of the USA Patriot Act hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of the Obligors and other information that will allow such Finance Party to identify the Obligors in accordance with the USA Patriot Act. Each Obligor agrees that it will provide each Finance Party with such information as it may request in order for such Finance Party to satisfy the requirements of the USA Patriot Act.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1

The Original Parties

Part 1

The Original Obligors

Name of Borrower	Jurisdiction of Organization

Iridium Satellite LLC	State of Delaware, USA

Name of Original Guarantor	Jurisdiction of Organization

Iridium Communications Inc.	State of Delaware, USA

Iridium Holdings LLC	State of Delaware, USA

Iridium Carrier Holdings LLC	State of Delaware, USA

Iridium Carrier Services LLC	State of Delaware, USA

Iridium Constellation LLC	State of Delaware, USA

Iridium Blocker-B Inc.	State of Delaware, USA

Iridium Government Services LLC	State of Delaware, USA

Syncom-Iridium Holdings Corp.	State of Delaware, USA

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2

The Original Lenders

Name of Original Lender	Tranche A Commitment ($)	Tranche B Commitment ($)

DEUTSCHE BANK AG (PARIS BRANCH)	294,260,000	-

BANCO SANTANDER SA	294,260,000	-

SOCIÉTÉ GÉNÉRALE	294,260,000	-

NATIXIS	245,220,000	-

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.	-	187,500,000

BNP PARIBAS	182,000,000	-

CRÉDIT INDUSTRIEL ET COMMERCIAL	136,500,000	-

INTESA SANPAOLO S.p.A. (PARIS BRANCH)	91,000,000	-

UNICREDIT BANK AUSTRIA AG	-	75,000,000

Total Tranche A Commitments / Total Tranche B Commitments	1,537,500,000	262,500,000

Total Commitments	1,800,000,000

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2

Conditions Precedent

Part 1

Conditions Precedent to Initial Utilisation

(A)	Corporate documentation

1.	A copy of the constitutional documents of each Original Obligor.

2.	A copy of a resolution of the board of directors or members (as applicable) of each Original Obligor:

(a)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;

(c)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and

(d)	in the case of an Obligor other than the Borrower, authorising the Borrower to act as its agent in connection with the Finance Documents.

3.	A specimen of the signature of each person authorised on behalf of an Original Obligor to enter into any Finance Document or to sign or send any document or notice in connection with any Finance Document.

4.	A certificate of an authorised officer of each Original Obligor certifying that:

(a)	each copy document specified in paragraph (A)(1) of this Schedule delivered by such Obligor is true and complete as in effect on the date of such certificate;

(b)	each copy document specified in paragraph (A)(2) of this Schedule delivered by such Obligor is true and complete and has not been amended, annulled, rescinded or revoked and there exist no other resolutions of the Company relating to the matters set forth therein; and

(c)	borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

5.	A certificate of an authorised officer of the Borrower certifying that each copy document specified in paragraphs (C)(10), (D)(10), (12) and (13), (G)(17) and (18) (to the extent applicable), (H)(19) and (G)(22) and (23) (to the extent applicable) of this Schedule provided to the COFACE Agent is true and complete in all material respects and in full force and effect and (x) (with respect to the Satellite Supply Contract, the SpaceX Launch Contract, the Motorola Settlement Agreements and the Motorola IP Rights Agreement) has not been amended or superseded and (y) (with respect to any other document specified in this paragraph (A)(5)), such documents have not been materially amended or superseded (in each case, except for those amendments, modifications, supplements or waivers for which true and complete copies have been provided to the COFACE Agent).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	Certificates of good standing in respect of each Original Obligor issued as a of a recent date by the Secretary of State or other appropriate official of such Original Obligor's jurisdiction of incorporation or organisation.

7.	Evidence that the agent of the Original Obligors under the Finance Documents governed by English law for service of process in England & Wales has accepted its appointment.

(B)	Finance Documents

8.	Originals of each of the following Finance Documents duly entered into by the parties thereto:

(a)	this Agreement;

(b)	each Fee Letter;

(c)	the Subordination Agreement;

(d)	the Motorola Intercreditor Agreement;

(e)	the COFACE Insurance Policy;

(f)	the COFACE Premium Letter;

(g)	each Promissory Note; and

(h)	each Transaction Security Document listed in section (C)(9) below.

(C)	Transaction Security Documents

9.	Originals of each of the following Transaction Security Documents duly entered into by the parties thereto:

(a)	subject to Clause 23.30 (Additional Guarantors and resignation of Guarantors) of this Agreement, a pledge agreement over all of the membership interest in each Original Obligor (other than the Parent), executed by the relevant pledgors and the Security Agent;

(b)	a security agreement over all of the assets of each Original Obligor, executed by each Original Obligor and the Security Agent (the Security Agreement);

(c)	Control Agreement(s) with respect to the Collateral Accounts as defined in the Security Agreement;

(d)	delivery of all original share certificates of Syncom-Iridium Holdings Corp. and stock powers, executed in blank, pledged under paragraph 9(a) above;

(e)	Short Form IP Security Agreements in respect of Trademarks, Patents and Copyrights (to the extent applicable), in the forms annexed to the Security Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.	A copy of all notices required to be sent to the following parties under the Transaction Security Documents:

(a)	the Supplier ; and

(b)	SpaceX.

(D)	NEXT System Documents

11.	A copy of each of the following NEXT System Documents:

(a)	each Material NEXT System Document:

(i)	the Satellite Supply Contract;

(ii)	the Authorization to Proceed;

(iii)	each Launch Services Contract:

(A)	the SpaceX Launch Contract;

(B)	the committed fixed price proposal to be provided pursuant to Schedule 22 (Back-Up Launch Strategy);

(iv)	the Boeing O&M Agreement;

(v)	the NEXT Support Services Agreement;

(vi)	the Motorola Settlement and Release;

(vii)	the Motorola IP Rights Agreement;

(b)	the Motorola Settlement Agreements:

(i)	the Supplemental Subscriber Equipment Technology Amendment and Agreement; and

(ii)	the Transition Services Agreement;

(b)	the operations and maintenance agreement between ICLLC and Telesat Canada dated 30 March 2001;

(c)	the operations and maintenance agreement between ICLLC and Kongsberg Satellite Services dated 16 September 2006; and

(d)	each Secondary Payload Contract in existence on the Initial CP Satisfaction Date (if any).

(E)	Authorisations

12.	A copy of the following Authorisations:

(a)	the Material Communications Licenses set forth in Schedule 16 to this Agreement; and

(b)	each material IP licence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.	Evidence that the application for renewal of the NGSO Satellite Authorisation has been filed on or before the relevant due date.

(F)	Legal opinions

14.	A legal opinion of Allen & Overy LLP, Paris, legal advisers as to English law to the Finance Parties, addressed to the Finance Parties.

15.	A legal opinion of Milbank Tweed Hadley & McCloy LLP, legal advisers in New York to the Obligors, addressed to the Finance Parties.

(G)	Insurances

16.	A certificate from the Insurance Adviser, addressed to the Finance Parties, confirming that the insurance to be provided by the Supplier as at the Initial CP Satisfaction Date pursuant to the Satellite Supply Contract complies with the terms of this Agreement and the NEXT System Documents.

17.	Certificates evidencing the Insurance and/or copies of the policies of Insurance which the Obligors are required to have effected or procured as at the Initial CP Satisfaction Date in accordance with the provisions of Schedule 21 (Insurance) and the NEXT System Documents.

18.	A certificate evidencing that the insurance cover TAS is required to have effected or procured pursuant to the Satellite Supply Contract as at the Initial CP Satisfaction Date naming the Borrower and/or Security Agent (as applicable) as additional insured in accordance with the provisions of Schedule 21 (Insurance).

(H)	Financial Information

19.	A copy of the Original Financial Statements.

(I)	Base Case

20.	The Base Case.

21.	Confirmation that the exchange rate to be applied in updating the Agreed Banking Case (based on the final USD value of the Satellite Supply Contract) does not exceed 1.36.

(J)	Other documents and evidence

22.	Evidence of the opening of the Debt Service Reserve Account and Mandatory Prepayment Account.

23.	Acceptable arrangements as to the Motorola litigation (including evidence of court filing and any other conditions to the effectiveness of the Motorola Settlement Agreements or the Motorola IP Rights Agreement).

24.	Evidence that fees and expenses then due and payable by the Obligors under this Agreement have been paid (or will be paid simultaneously with the initial Utilisation).

25.	An original of the Joint Interest Mandate duly executed by the parties thereto.

26.	Evidence of the appointment of the Technical Adviser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.	An update of the Technical Report from the Technical Adviser.

28.	A copy of any other authorisation or other document, opinion or assurance which the COFACE Agent has notified the Borrower is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Finance Document or for the validity and enforceability of any Finance Document.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2

Conditions Precedent required to be delivered by an Additional Guarantor

1.	An Accession Deed executed by the Additional Guarantor and the Borrower.

2.	A copy of the constitutional documents of the Additional Guarantor.

3.	A copy of a resolution of the board of directors or members (as applicable) of the Additional Guarantor:

(a)	approving the terms of, and the transactions contemplated by, the Accession Deed and the Finance Documents; and

(b)	authorising a specified person or persons to execute the Accession Deed and other Finance Documents on its behalf.

4.	A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.

5.	If required by the laws of the jurisdiction of organization of the Additional Guarantor, a copy of a resolution signed by all the holders of issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party.

6.	A certificate of an authorised signatory of the Additional Guarantor certifying that each copy document listed in this Part 2 of Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Accession Deed.

7.	If the proposed Additional Guarantor is organized in a jurisdiction other than England and Wales, evidence that the process agent specified in Clause 40.2 (Service of process) of the Agreement has accepted its appointment in relation to the proposed Additional Guarantor.

8.	A legal opinion of legal advisers to the COFACE Agent as to matters of English law.

9.	A legal opinion of legal advisers (reasonably acceptable to the COFACE Agent) to the Additional Guarantor in the jurisdiction of organization of the Additional Guarantor (and, if different, the law governing any Transaction Security Document executed by the Additional Guarantor).

10.	A copy of any other authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration or other document, opinion or assurance which the COFACE Agent considers to be necessary in connection with the entry into and performance of the transactions contemplated by the Accession Deed or for the validity and enforceability of any Finance Document.

11.	Subject to the restrictions set forth in Clause 23.30 (Additional Guarantors and resignation of Guarantors) of the Agreement, any Transaction Security Documents which are required by the COFACE Agent to be executed by the proposed Additional Guarantor granting a security interest over Key Assets (other than Satellites), if any, as the Borrower specifies and any notices, documents or filings required to be given, executed or made in connection therewith.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3

Requests and Notices

Part 1

Form of Reimbursement Request

To:	[The COFACE Agent]

From:	[BORROWER]

Date:	[●]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is a Reimbursement Request. Capitalised terms used in this Reimbursement Request but not defined have the meaning given to them in the Agreement.

2.	The Borrower hereby requests the borrowing of Loans on the following terms:

(a)	Utilisation Date: [ ];

(b)	Total amount of Loans: $ [ ] (being $[ ] under Tranche A and $[ ] under Tranche B);

(c)	Application:

	Invoiced amount as per attached invoice(s) attached[1]	Amount requested to be reimbursed under the Agreement[2]

	[ ]	[ ]

	[ ]	[ ]

	[ ]	[ ]

	[ ]	[ ]

	[ ]	[ ]

	[ ]	[ ]

TOTAL	[ ]	[ ]

3.	The proceeds of the Loans should be credited to:

(a)	Bank Name: [ ];

(b)	Account Name: [ ];

1	This is the total amount of the invoice(s) attached to this Reimbursement Request.

2	This should be the amount payable under the invoice(s) in respect of COFACE Eligible Content.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Account Number: [ ];

(d)	SWIFT/Sort Code: [ ];

(e)	Ref.: [ ].

4.	The Borrower confirms that:

(a)	the amounts referred to in the second column of the chart in paragraph 2(c) above are to reimburse the Borrower for payments (other than Down Payment[s]) made by it under and in accordance with the Authorization to Proceed in respect of COFACE Eligible Content delivered and rendered by the Supplier under the Authorization to Proceed;

(b)	it has paid in full the Down Payment[s] in respect of which the Loans are being requested pursuant to this Reimbursement Request and no part of the amounts referred to in the second column of the chart in paragraph 2(c) above are to reimburse the Borrower for, or relate to, any Down Payment;

(c)	each amount referred to in the second column of the chart in paragraph 2(c) above represents no more than the portion of the amount of the invoice[s] from the Supplier attributable to the provision of COFACE Eligible Content, [a copy][copies] of which [is][are] attached to this Reimbursement Request;

(d)	the total amount of Loans referred to in paragraph 2(b) above:

(i)	does not include any amount for which any Loan has previously been made under the Agreement;

(ii)	does not include any amount in respect of any Down Payment; and

(iii)	has not been (and is not) the subject of any other Utilisation Request;

(e)	all documents supplied by it in support of this Reimbursement Request are true copies of the originals and are, to the extent applicable, in all material respects in conformity with the Authorization to Proceed and you may rely on the accuracy and completeness of all information and documents contained in or supplied with this Reimbursement Request;

(f)	each condition precedent under [Clauses 4.1 (Initial conditions precedent) and 4.2 (Further conditions precedent)][3] [Clause 4.2 (Further conditions precedent)][4] of the Agreement which must be satisfied on the date of this Reimbursement Request is so satisfied; and

(g)	all representations and warranties set forth in Clause 20 (Representations) of the Agreement which are deemed to be repeated on each Utilisation Date in accordance with Clause 20.29 (Times when representations made) of the Agreement remain true and correct in all material respects (except as otherwise updated by the delivery of an updated schedule pertaining thereto in accordance with paragraph (b) of Clause 20.29 (Times when representations made) of the Agreement).

3	Note: To include for the initial disbursement only.
4	Note: To include for all disbursements other than the initial disbursement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	The Borrower also includes:

(a)	copies of the invoice[s] from the Supplier in relation to the amounts referred to in paragraph 2(c) above; and

(b)	the Supplier's Confirmation in the form set out as Part 2 of Schedule 3 (Form of Supplier's Confirmation) of the Agreement.

6.	This Reimbursement Request is irrevocable.

By:

[                   ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2

Form of Supplier's Confirmation

To:	[THE COFACE AGENT]

From:	[SUPPLIER]

Date:	[●]

[Serial No	[ ]]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is the Supplier's Confirmation in relation to the Reimbursement Request dated [●]. Capitalised terms used in this Supplier’s Confirmation but not defined have the meaning given to them in the Agreement.

2.	In accordance with the terms of the Authorization to Proceed, we hereby confirm that the sum of $ [Total of relevant receipt in respect of COFACE Eligible Content] has been received by us from the Borrower under and in accordance with the Authorization to Proceed as indicated below:

Amount received by us for the provision of COFACE Eligible Content[5]

[ ]

[ ]

[ ]

[ ]

[ ]

[ ]

TOTAL	[ ]

3.	We further confirm that we have received in full the Down Payment[s] in respect of which the Loans are being requested in the Reimbursement Request and that no part of the amounts referred to in the second column of the chart in paragraph 2(c) of the Reimbursement Request relate to any Down Payment, [and that the aggregate amount of all payments received by us under the Authorization to Proceed and the Satellite Supply Contract is no less than 5% of the Contract Price][6].

5	This should set out the total amount received by the Supplier from the Borrower for the provision of COFACE Eligible Content as per the invoices attached to the relevant Reimbursement Request (and, for the avoidance of doubt, should not include any amounts received by the Supplier from the Borrower in respect of any Down Payment[s]).
6	Note: To include for the initial disbursement only.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	We confirm that we have delivered and rendered COFACE Eligible Content under the Authorization to Proceed, the value of which corresponds to the aggregate of:

(a)	the amount referred to in paragraph 2 above; and

(b)	the aggregate of the amount of Down Payment[s] made in respect of which the Loans are being requested in the Reimbursement Request,

and that such COFACE Eligible Content has been delivered and rendered in compliance with all restrictions and limits imposed on us by COFACE.

5.	We confirm our compliance with the Authorization to Proceed with respect to authorizations, permits and other approvals of any Governmental Authority required in relation to the Authorization to Proceed.

6.	We further warrant that the amount referred to in paragraph 2 above:

(a)	does not include any amount in respect of any Down Payment; and

(b)	has not been the subject of a previous Supplier's Confirmation.

7.	Finally, we confirm that:

(a)	the Authorization to Proceed and the Satellite Supply Contract are in full force and effect and have not been suspended, interrupted, cancelled, terminated, materially amended or materially modified, whether in whole or in part; and

(b)	[except as detailed below,][7] no arbitration or other legal proceedings have been initiated between the Borrower and us in respect of the Authorization to Proceed.

[details].

By:

[SUPPLIER]

7	Supply details if applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 3

Form of Disbursement Request

To:	[The COFACE Agent]

From:	[BORROWER]

Date:	[●]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is a Disbursement Request. Capitalised terms used in this Disbursement Request but not defined have the meaning given to them in the Agreement.

2.	The Borrower wishes to borrow Loans on the following terms:

(a)	Utilisation Date: [ ];

(b)	Total amount of Loans: $ [ ] (being $[ ] under Tranche A and $[ ] under Tranche B);

(c)	Invoice number[s]: $ [ ];

(d)	Aggregate value of invoice[s]: $ [ ];

(e)	Aggregate value of invoice[s] relating to the provision of COFACE Eligible Content: $ [ ];

3.	The proceeds of the Loans should be credited to:

(a)	Bank Name: [ ];

(b)	Account Name: [ ];

(c)	Account Number: [ ];

(d)	SWIFT/Sort Code: [ ];

(e)	Ref.: [ ].

4.	The Borrower confirms that:

(a)	on [insert date] the amounts referred to in paragraph 2(e) above are due to be paid under and in accordance with the Satellite Supply Contract in respect of COFACE Eligible Content delivered and rendered by the Supplier under the Satellite Supply Contract as indicated in that paragraph;

(b)	[it has paid in full the Down Payment[s] in respect of which the Loans are being requested in this Disbursement Request;]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the aggregate amount referred to in paragraph 2(e) above represents no more than the portion of the amount of the invoice[s] from the Supplier attributable to the provision of COFACE Eligible Content, [a copy][copies] of which [is][are] attached to this Disbursement Request;

(d)	the total amount of Loans referred to in paragraph 2(b) above:

(i)	does not include any amount for which any Loan has previously been made under the Agreement;

(ii)	does not include any amount in respect of any Down Payment; and

(iii)	has not been (and is not) the subject of any other Disbursement Request;

(e)	all documents supplied by it in support of this Disbursement Request are true copies of the originals and are, to the extent applicable, in all material respects in conformity with the Satellite Supply Contract and you may rely on the accuracy and completeness of all information and documents contained in or supplied with this Disbursement Request;

(f)	each condition precedent under [Clauses 4.1 (Initial conditions precedent) and 4.2 (Further conditions precedent)][8] [Clause 4.2 (Further conditions precedent)][9] of the Agreement which must be satisfied on the date of this Disbursement Request is so satisfied; and

(g)	all representations and warranties set forth in Clause 20 (Representations) of the Agreement which are deemed to be repeated on each Utilisation Date in accordance with Clause 20.29 (Times when representations made) of the Agreement remain true and correct in all material respects (except as otherwise updated by the delivery of an updated schedule pertaining thereto in accordance with paragraph (b) of Clause 20.29 (Times when representations made) of the Agreement).

5.	The Borrower also includes:

(a)	copies of the invoice[s] from the Supplier in relation to the amounts referred to in paragraph 2(e) above; and

(b)	the Supplier's Confirmation in the form set out as Part 4 of Schedule 3 (Form of Supplier's Confirmation) of the Agreement

6.	This Disbursement Request is irrevocable.

By:

[BORROWER]

8	Note: To include for the initial disbursement only.

9	Note: To include for all disbursements other than the initial disbursement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 4

Form of Supplier's Confirmation

To:	[THE COFACE AGENT]

From:	[SUPPLIER]

Date:	[●]

[Serial No	[ ]]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is the Supplier's Confirmation in relation to the Disbursement Request dated [●]. Capitalised terms used in this Supplier’s Confirmation but not defined have the meaning given to them in the Agreement.

2.	In accordance with the terms of the Satellite Supply Contract, we hereby confirm that on [insert date], the sum of $ [Total of relevant amount due to be paid in respect of COFACE Eligible Content] is due to be paid under and in accordance with the Satellite Supply Contract in respect of COFACE Eligible Content delivered and rendered by us, as indicated below:

Amount due to be paid for the provision of COFACE Eligible Content[10]

[ ]

[ ]

[ ]

[ ]

[ ]

[ ]

TOTAL	[ ]

3.	We further confirm that [we have received in full the Down Payment in respect of which the Loans are being requested in paragraph 2(b) of the Disbursement Request and that] no part of the amounts referred to in paragraph 2(e) of the Disbursement Request relate to any Down Payment.

4.	We confirm that we have delivered and rendered COFACE Eligible Content under the Satellite Supply Contract, the value of which corresponds to the aggregate of:

(a)	the amount referred to in paragraph 2 above; and

10	This should set out the total amount due to be paid to Supplier from the Borrower for the provision of COFACE Eligible Content as per the invoices attached to the relevant Disbursement Request.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the aggregate of the amount of Down Payment[s] made in respect of which the Loans are being requested in paragraph 2(b) of the Disbursement Request,

and that such COFACE Eligible Content has been delivered and rendered in compliance with all restrictions and limits imposed on us by COFACE.

5.	We confirm our compliance with the Satellite Supply Contract with respect to authorizations, permits and other approvals of any Governmental Authority required in relation to the Satellite Supply Contract.

6.	We further warrant that the amount referred to in paragraph 2 above:

(a)	does not include any amount in respect of any Down Payment; and

(b)	has not been the subject of a previous Supplier's Confirmation.

7.	Finally, we confirm that:

(a)	the Satellite Supply Contract is in full force and effect and has not been suspended, interrupted, cancelled, terminated, materially amended or materially modified, whether in whole or in part; and

(b)	[except as detailed below,][11] no arbitration or other legal proceedings have been initiated between the Borrower and us in respect of the Satellite Supply Contract.

[details].

By:

[SUPPLIER]

11	Supply details if applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4

Form of Budget

	Iridium Communications Inc.
	Consolidated Income Statement
	(In thousands)

	2011
($K)	1Q11	2Q11	3Q11	4Q11	2011

[***]
[***]
[***]
[***]	0	0	0	0	0

[***]
[***]
[***]	0	0	0	0	0

[***][***]	0	0	0	0	0

[***]
[***]
[***]

[***]
[***]

[***]
[***]
[***]					0
[***]					0
[***]					0

[***]	0	0	0	0	0

[***]
[***]				0
[***]			0
[***]				0
[***]					0
[***]					0
[***]	0	0	0	0	0

[***]	0	0	0	0	0

[***]
[***]				0
[***]				0
[***]					0

[***]	0	0	0	0	0

[***]	0	0	0	0	0

[***]					0

[***]	0	0	0	0	0

[***]					0

[***]

[***]	0	0	0	0	0

[***]	0	0	0	0	0

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Iridium Communications Inc.
	Consolidated Balance Sheet
	(In thousands)

	2011
($K)	1Q11	2Q11	3Q11	4Q11

[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	0	0	0	0

[***]	0	0	0	0
	0	0	0	0

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Iridium Communications Inc.
	Consolidated Cash Flow Statement (Non-GAAP)
	(In thousands)

	2011
($K)	1Q11	2Q11	3Q11	4Q11	2011

[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***][***]	0	0	0	0	0
					0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
	0	0	0	0

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Iridium Communications Inc.
	Covenant Analysis
	(In millions)

		2011
	2Q11	4Q11

[***]

[***]
[***]
[***]
[***]	NO	NO

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	NO	NO

[***]
[***]
[***]
[***]
[***]
[***]
[***]		NO

[***]

[***]
[***]
[***]
[***]
[***]	NO	NO

[***]	0	0
[***]	0	0

[***]
[***]
[***]		0
[***]		0
[***]		NO

[***]	0	0
[***]	0	0

[***]

[***]
[***]
[***]
[***]
[***]
[***]

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]
[***]
[***]
[***]
[***]
[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5

Form of Promissory Notes

Number: Promissory Note of [principal / interest]12 [___] Loan [__________]

Made in [__________] on [__________]            Good for [   ] ($[   ])

(date and place where note made)

On [______]

(Payment Date)

The Borrower, for value received, promises to pay against this Promissory Note to the order of [●] the amount of [   ] USD ($[   ]).

Protest waived

This Promissory Note is governed by French law.

"Reference: COFACE Facility Agreement dated [   ]"

Maker:
[ ]
[insert address of the Borrower]

Place of payment:

[●]

[insert address]

[                   ]

(Signature of the authorised signatory of Borrower)

12	Note: Delete as appropriate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6

Form of Joint Interest Mandate

[On the letterhead of the Borrower]

To: [COFACE Agent]

Dear Sirs,

We refer to the facility agreement (hereinafter called the Facility Agreement) dated [●] between, inter alios, ourselves, the Lenders and the COFACE Agent.

Terms not defined herein shall have the meaning ascribed thereto in the Facility Agreement.

1.	In accordance with the terms of the Facility Agreement, we are sending you herewith 4 series of 14 Promissory Notes made as follows, each set corresponding to instalments of principal and interest payable in respect of each Tranche:

(a)	14 Promissory Notes of principal marked Promissory Note of principal no. 1 to Promissory Note of principal no. 14 to the order of [COFACE Agent] for Tranche A;

(b)	14 Promissory Notes of interest marked Promissory Note of interest no. 1 to Promissory Note of principal no. 14 to the order of [COFACE Agent] for Tranche A;

(c)	14 Promissory Notes of principal marked Promissory Note of principal no. 1 to Promissory Note of principal no. 14 to the order of [COFACE Agent] for Tranche B; and

(d)	14 Promissory Notes of interest marked Promissory Note of interest no.1 to Promissory Note of principal no. 14 to the order of [COFACE Agent] for Tranche B.

Each of the Promissory Notes is made in the form set forth in Schedule 5 (Form of Promissory Notes) to the Facility Agreement.

Their respective amount and maturity dates of the Promissory Notes have been left blank in accordance with Clause 6.2(a) of the Facility Agreement.

We hereby irrevocably appoint you for the duration of the Facility Agreement as our true and lawful attorney-in-fact with the full power and authority in our name and on our behalf to complete the amount and maturity date, which have been left blank, of each Promissory Note and to amend and take such other actions with respect to the Promissory Notes in accordance with the following instructions:

2.	Completion of the Promissory Notes

After the Starting Point of Repayment and no later than 10 Business Days before the First Repayment Date, you will insert:

-	the relevant maturity date on each Promissory Note of interest and principal of each Tranche, using the Starting Point of Repayment and the Final Maturity Date as a reference;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-	you shall insert on each Promissory Note of principal of each Tranche an amount equal to the amount of the relevant Repayment Instalment determined in accordance the schedule of Repayment Instalments provided by the COFACE Agent pursuant to paragraph (c) of Clause 6.1 of the Facility Agreement;

-	you shall insert on each Promissory Note of interest of Tranche A an amount equal to the amount of interest due on the relevant Interest Payment Date determined in accordance the schedule of Repayment Instalments provided by the COFACE Agent pursuant to paragraph (c) of Clause 6.1 of the Facility Agreement;

On the first day of each Interest Period following the Starting Point of Repayment, you will insert on the Promissory Note of interest relating to the relevant Interest Period of Tranche B the amount of interest, such amount of interest to be calculated in accordance with such provisions of Clause 10 of the Facility Agreement which are applicable to Tranche B.

3.	Modification of the Promissory Notes in the event of prepayment

If any part of any Tranche of the Facility is to be prepaid for any reason whatsoever, you will modify the amounts appearing on the relevant Promissory Notes of principal for such Tranche, so as to conform to the principal amount of such Tranche of the Facility then outstanding after the prepayment, and will modify the maturity dates of both the Promissory Notes of principal and the Promissory Notes of interest related to such Tranche subject to prepayment at that time, with the words "at sight" and will return to the Borrower the Promissory Notes relating to the amount prepaid under such Tranche.

4.	Where under Clause 24 (Events of Default) of the Facility Agreement all outstanding amounts due under the Facility Agreement are accelerated:

If the acceleration occurs before the Starting Point of Repayment:

(a)	in respect of each Tranche, you shall insert on a Promissory Note of principal the accelerated date of payment as maturity date and an amount equal to the amount of principal due under the relevant Tranche;

(b)	in respect of each Tranche, you shall insert on a Promissory Note of interest the accelerated date of payment as maturity date and an amount equal to the amount of interest accrued until such early payment date;

If the acceleration occurs after the Starting Point of Repayment:

(a)	you will modify the payment date of all of the remaining Promissory Notes of principal for each Tranche by substituting the accelerated date of payment and, if necessary, the amount of the Promissory Notes of principal for each Tranche such that the total amount of the Promissory Notes of principal for each Tranche is equal to the accelerated amount of each Tranche of the Facility; and

(b)	you will enter on a Promissory Note of interest for each Tranche an amount equal to the total interest due at the accelerated date of payment for each Tranche and will enter as the payment date on such Promissory Note the accelerated date of payment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The present mandate, given in the joint interest of the parties, is in consequence irrevocable. It has been drawn up in accordance with the specimen set out in Schedule 6 (Form of Joint Interest Mandate) to the Facility Agreement, and may only be modified with the written approval of the COFACE Agent and the Borrower.

The Promissory Notes will be kept by the COFACE Agent in safekeeping and for the purposes set forth in this mandate.

The Promissory Notes will be returned to the Borrower upon full payment of such Promissory Notes.

When the present mandate has been carried out, please inform us forthwith.

We enclose the names, titles and specimens of the signatures of our representatives who have signed the Promissory Notes and this letter.

All possible disputes resulting from this letter or from its implementation will be dealt with in accordance with Clause 40 (Enforcement) of the Facility Agreement.

The present mandate is governed by and construed in accordance with French law.

Made in [●] on [●],

Signature of the Borrower	Signature of the COFACE Agent

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7

Mandatory Cost Formula

1.	The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.	On the first day of each Interest Period (or as soon as possible thereafter) the COFACE Agent shall calculate, as a percentage rate, a rate (the Additional Cost Rate) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the COFACE Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.	The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the COFACE Agent. This percentage will be certified by that Lender in its notice to the COFACE Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender's participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the COFACE Agent as follows:

(a)	in relation to a sterling Loan:

per cent. per annum

(b)	in relation to a Loan in any currency other than sterling:

per cent. per annum.

Where:

A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest (excluding the Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in paragraph (a) of Clause 10.4 (Default interest)) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the COFACE Agent on interest bearing Special Deposits.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the COFACE Agent as being the average of the most recent rates of charge supplied by the Base Reference Banks to the COFACE Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	"Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	"Fees Rules" means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)	"Fee Tariffs" means the fee tariffs specified in the Fees Rules under Column 1 of the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)	"Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

(e)	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

6.	If requested by the COFACE Agent, each Base Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the COFACE Agent, the rate of charge payable by that Base Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Base Reference Bank as being the average of the Fee Tariffs applicable to that Base Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Base Reference Bank.

7.	Each Lender shall supply any information required by the COFACE Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Facility Office; and

(b)	any other information that the COFACE Agent may reasonably require for such purpose.

Each Lender shall promptly notify the COFACE Agent of any change to the information provided by it pursuant to this paragraph.

8.	The percentages of each Lender for the purpose of A and C above and the rates of charge of each Base Reference Bank for the purpose of E above shall be determined by the COFACE Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the COFACE Agent to the contrary, each Lender's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	The COFACE Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Base Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

10.	The COFACE Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Base Reference Bank pursuant to paragraphs 3, 7 and 8 above.

11.	Any determination by the COFACE Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

12.	The COFACE Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8

Form of Transfer Certificate

To:	[ ] as COFACE Agent and [ ] as Security Agent and Iridium Satellite LLC, as Borrower, for and on behalf of each Obligor

From:	[The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender)

Dated:	[●]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

1.	Reference is made to the Facility Agreement. This agreement (the Agreement) shall take effect as a Transfer Certificate for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to Clause 25.5 (Procedure for transfer) of the Facility Agreement:

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender's Commitment, rights and obligations referred to in the Schedule (attached hereto) in accordance with Clause 25.5 (Procedure for transfer) of the Facility Agreement.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) are set out in the Schedule (attached hereto).

3.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 25.4 (Limitation of responsibility of Existing Lenders).

4.	The New Lender confirms, for the benefit of the COFACE Agent and without liability to any Obligor, that it is:

(a)	[a Qualifying Lender;]

(b)	[not a Qualifying Lender;]

(c)	[others to be specified].

5.	This Agreement acts as notice to the COFACE Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the transfer referred to in this Agreement.

6.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	This Agreement is governed by English law.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note:	The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]	[New Lender]

By:	By:

This Agreement is accepted as a Transfer Certificate for the purposes of the Facility Agreement by the COFACE Agent and the Transfer Date is confirmed as [●].

[COFACE Agent]

By:

[Security Agent]

By:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9

Form of Assignment Agreement

To:	[ ] as COFACE Agent and [ ], [ ] as Security Agent, and Iridium Satellite LLC as Borrower, for and on behalf of each Obligor

From:	[the Existing Lender] (the Existing Lender) and [the New Lender] (the New Lender)

Dated:	[●]

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

1.	Reference is made to the Facility Agreement. This is an Assignment Agreement. This agreement (the Agreement) shall take effect as an Assignment Agreement for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to Clause 25.6 (Procedure for assignment) of the Facility Agreement:

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Facility Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitments and participations in Utilisations under the Facility Agreement as specified in the Schedule (attached hereto).

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in Utilisations under the Facility Agreement specified in the Schedule (attached hereto).

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3.	The proposed Transfer Date is [●].

4.	On the Transfer Date, the New Lender becomes party to the relevant Finance Documents as a Lender.

5.	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) of the Facility Agreement are set out in the Schedule (attached hereto).

6.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 25.4 (Limitation of responsibility of Existing Lenders).

7.	The New Lender confirms, for the benefit of the COFACE Agent and without liability to any Obligor, that it is:

(a)	[a Qualifying Lender;]

(b)	[not a Qualifying Lender;]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	[others to be specified].

8.	This Agreement acts as notice to the COFACE Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Agreement.

9.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.	This Agreement is governed by English law.

11.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note:	The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE SCHEDULE

Commitment/rights and obligations to be transferred by assignment, release and accession

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Agreement is accepted as an Assignment Agreement for the purposes of the Facility Agreement by the COFACE Agent and the Transfer Date is confirmed as [●].

Signature of this Agreement by the COFACE Agent constitutes confirmation by the COFACE Agent of receipt of notice of the assignment referred to in this Agreement, which notice the COFACE Agent receives on behalf of each Finance Party.

[COFACE Agent]

By:

[Security Agent]

By:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 10

Form of Accession Deed

To:	[ ] as COFACE Agent

From:	[insert name of Material Company]

Dated:	[●]

Dear Sirs

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

1.	Reference is made to the Facility Agreement. This deed (the Accession Deed) shall take effect as an Accession Deed for the purposes of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Accession Deed unless given a different meaning in this Accession Deed.

2.	[insert name of Material Company] agrees to become an Additional Guarantor and to be bound by the terms of the Facility Agreement and the other Finance Documents as an Additional Guarantor pursuant to Clause 23.30 (Additional Guarantors and resignation of Guarantors) of the Facility Agreement. [insert name of Material Company] is a company duly organized under the laws of [name of relevant jurisdiction] and is a [insert type of company].

3.	[[insert name] agrees to become an Intra-Group Creditor and an Intra-Group Debtor pursuant to Clause [15.2] (Accession) of the Subordination Agreement and to be bound by the terms of the Subordination Agreement as an Intra-Group Creditor and an Intra-Group Debtor as if it had been an original party to the Subordination Agreement.]

4.	[insert name of Material Company]’s administrative details for the purposes of the Facility Agreement are as follows:

Address:

Fax No.:

Attention:

5.	This Accession Deed is governed by English law.

THIS ACCESSION DEED has been signed on behalf of the Borrower and executed as a deed by [insert name of Material Company] and is delivered on the date stated above.

[insert name of Material Company]

[EXECUTED as a DEED	)
By: [Material Company]	)

Director

Director/Secretary

The Borrower

[Borrower]

By:

The COFACE Agent

[COFACE Agent]

By:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 11

Form of Resignation Letter

To:	COFACE Agent

From:	[resigning Obligor] and [Borrower]

Dated:	[●]

Dear Sirs

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

1.	Reference is made to the Facility Agreement. This is a Resignation Letter. Terms defined in the Facility Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2.	Pursuant to Clause 23.30 (Additional Guarantors and resignation of Guarantors), we request that [resigning Obligor] be released from its obligations as a Guarantor under the Facility Agreement and the Finance Documents (other than the Subordination Agreement).

3.	We confirm that:

(a)	no Default is continuing or would result from the acceptance of this request; and

(b)	[this request is given as a result of [resigning Obligor] ceasing to qualify as a Material Company]*;

(c)	[this request is given as a result of the Lenders consenting to the resignation of the [resigning Obligor]]**;

(d)	[ ]***

4.	This Resignation Letter is governed by English law.

[Borrower]	[resigning Obligor]

By:	By:

NOTES:

*	Insert if applicable.
**	Insert if applicable.
***	Insert any other circumstances permitted under the Facility Agreement for a resignation of an Obligor.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 12

Form of Compliance Certificate

To:	COFACE Agent

From:	[Parent]

Dated:	[●]

Dear Sirs

IRIDIUM SATELLITE LLC
$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

1.	Reference is made to the Facility Agreement. This is a Compliance Certificate. Terms defined in the Facility Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.	This Compliance Certificate is delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate) of the Facility Agreement by an authorized officer of the Parent. This Compliance Certificate is delivered with respect to the [Financial Year ended [●]] [Financial Quarter ended [●]][13]. Computations indicating compliance with respect to the covenants contained in paragraphs (a)(i), (a)(ii) [and (a)(iii)][14] of Clause 22.1 (Financial condition) and [paragraphs (b)(i) and (b)(ii) of Clause 22.1 (Financial condition)] [paragraphs (c)(i) and (c)(ii) of Clause 22.1 (Financial condition)][15] of the Facility Agreement are set forth below.

3.	(a)	In respect of the Calculation Period expiring on [●], the Borrower confirms that:

[Insert details of covenants to be certified].

(a)	[In respect of the Calculation Date expiring on [●], the Borrower confirms that:][16]

4.	The Borrower confirms that in respect of the Calculation Period expiring on [●]:

(a)	Cumulative Cashflows is [●];

(b)	Ancillary Cashflows is [●]; and

(c)	the Available Cure Amount is [●].

5.	[The Borrower confirms that no Default is continuing.]*

6.	[The Borrower confirms that the following companies constitute Material Companies for the purposes of the Facility Agreement: [●].]

13	Note: Insert as appropriate. Compliance Certificates are to be delivered in respect of each Calculation Date (i.e., with each set of audited annual financials and quarterly financials ending on a June 30 Calculation Date).
14	Note: Insert as appropriate. Compliance with Clause 22.1(a)(iii) only required to be tested on a calendar year basis.
15	Note: Insert as appropriate. Financial covenants set forth in Clause 22.1(b) are only required to be tested until the later of (x) the date of In-Orbit Acceptance of at least 66 Satellites and (y) the First Repayment Date. Financial covenants set forth in Clause 22.1(c) are only required to be tested from the First Repayment Date until the Final Maturity Date.
16	Note: Insert with respect to testing of Secondary Payload Cashflows covenant.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	The Borrower confirms that the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA), aggregate gross assets, aggregate net assets and aggregate turnover of the Obligors (calculated on an unconsolidated basis and excluding all intra-NEXT Group items and investments in Subsidiaries of any member of the NEXT Group) exceeds [***]% of Consolidated EBITDA, consolidated gross assets, net assets and turnover (as the case may be) of the NEXT Group.

8.	The Borrower confirms that from the date of the Compliance Certificate most recently delivered to the date hereof

(a)	[***] accounts receivable (and all proceeds thereof):

(i)	for services rendered (including goods sold) in the U.S. or with U.S. customers (including, without limitation, the U.S. Department of Defense); and

(ii)	to the fullest extent permitted by law or regulation, for services rendered outside US with non-US customers,

by or on behalf of any member of the NEXT Group have been paid directly or indirectly by way of intercompany transfers on receipt of the same into the BOA Revenue Account or such other accounts subject to Transaction Security;

(b)	at least [***]% of all cash and Cash Equivalents of the NEXT Group have been held in the BOA Revenue Account and/or such other deposit or securities accounts with an Acceptable Bank in the U.S. that are subject to the Transaction Security; and

(c)	all cash and Cash Equivalent Investments of the NEXT Group other than an amount up to the greater of (i) [***]% of all cash and Cash Equivalent Investments of the NEXT Group, and (ii) cash and Cash Equivalent Investments with an aggregate value of $[***], have been subject to the Transaction Security,

(in each case, as based on the monthly average account balances on the basis of bank statements).

Signed
Authorized Officer of Parent

NOTES:

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 13

Form of Auditors' Report

To: Iridium Communications Inc.

We have audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of Iridium Communications Inc. (the Company) as of [______], and the related consolidated statements of income, changes in stockholders’ equity and comprehensive income (loss) and cash flows for the year then ended, and have issued our report thereon [________].

In connection with our audit, [nothing came to our attention that caused us to believe that Iridium Satellite LLC (the Borrower) failed to comply with the financial covenants, set forth in Clause 22.1 of the COFACE Facility Agreement,]17 dated as of [______], 2010 (the Agreement), by and among the Company, the Borrower, the Original Obligors (as such term is defined in the Agreement), Société Générale, as COFACE Agent, Deutsche Bank Trust Company Americas, as Security Agent and U.S. Collateral Agent, and the financial institutions party thereto from time to time. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report may be relied upon by the COFACE Agent and the Lenders, and is intended solely for the information and use of the Company, the COFACE Agent and the Lenders, and is not intended to be and should not be used by anyone other than the specified parties.

Name:

17	Note: Insert only to the extent applicable. To the extent that Auditor is aware of any information causing them to believe non-compliance by the Borrower with the financial covenants, specify such information in reasonable detail.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 14

LMA Form of Confidentiality Undertaking

[Letterhead of Potential Purchaser]

To:	[insert name of Seller]

Re:	The Agreement

Company:                      (the Company)

Date:

Amount:

Agent:

Dear Sirs

We are considering acquiring an interest in the Agreement which, subject to the Agreement, may be by way of novation, assignment, the entering into, whether directly or indirectly, of a sub-participation or any other transaction under which payments are to be made or may be made by reference to one or more Finance Documents and/or one or more Obligors or by way of investing in or otherwise financing, directly or indirectly, any such novation, assignment, sub-participation or other transaction (the Acquisition). In consideration of you agreeing to make available to us certain information, by our signature of this letter we agree as follows (acknowledged and agreed by you by your signature of a copy of this letter):

1.	CONFIDENTIALITY UNDERTAKING

We undertake (a) to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by paragraph 2 below and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to our own confidential information and (b) until the Acquisition is completed to use the Confidential Information only for the Permitted Purpose.

2.	PERMITTED DISCLOSURE

You agree that we may disclose:

(a)	to any of our Affiliates and any of our or their officers, directors, employees, professional advisers and auditors such Confidential Information as we shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph 2.1 is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information, except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	subject to the requirements of the Agreement, to any person:

(i)	to (or through) whom we assign or transfer (or may potentially assign or transfer) all or any of our rights and/or obligations which we may acquire under the Agreement such Confidential Information as we shall consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (i) of paragraph (a) has delivered a letter to us in equivalent form to this letter;

(ii)	with (or through) whom we enter into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to the Agreement or any Obligor such Confidential Information as we shall consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (ii) of paragraph (a) has delivered a letter to us in equivalent form to this letter;

(iii)	to whom information is required or requested to be disclosed by any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation such Confidential Information as we shall consider appropriate; and

(c)	notwithstanding paragraphs 2(a) and 2(b) above, Confidential Information to such persons to whom, and on the same terms as, a Finance Party is permitted to disclose Confidential Information under the Agreement, as if such permissions were set out in full in this letter and as if references in those permissions to Finance Party were references to us.

3.	NOTIFICATION OF DISCLOSURE

We agree (to the extent permitted by law and regulation) to inform you:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to sub-paragraph (iii) of paragraph 2(b) above except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this letter.

4.	RETURN OF COPIES

If we do not enter into the Acquisition and you so request in writing, we shall return all Confidential Information supplied by you to us and destroy or permanently erase (to the extent technically practicable) all copies of Confidential Information made by us and use our reasonable endeavours to ensure that anyone to whom we have supplied any Confidential Information destroys or permanently erases (to the extent technically practicable) such Confidential Information and any copies made by them, in each case save to the extent that we or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under sub-paragraph (iii) of paragraph 2(b) above.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	CONTINUING OBLIGATIONS

The obligations in this letter are continuing and, in particular, shall survive and remain binding on us until (a) if we acquire an interest in the Agreement by way of novation, the date on which we acquire such an interest; (b) if we enter into the Acquisition other than by way of novation, the date falling 2 years after termination of that Acquisition; or (c) in any other case 2 years after the date of this letter.

6.	NO REPRESENTATION; CONSEQUENCES OF BREACH, ETC

We acknowledge and agree that:

(a)	neither you, nor any member of the Group nor any of your or their respective officers, employees or advisers (each a "Relevant Person") (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by you or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by you or be otherwise liable to us or any other person in respect of the Confidential Information or any such information; and

(b)	you or members of the Group may be irreparably harmed by the breach of the terms of this letter and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this letter by us.

7.	ENTIRE AGREEMENT: NO WAIVER; AMENDMENTS, ETC

(a)	This letter constitutes the entire agreement between us in relation to our obligations regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

(b)	No failure or delay in exercising any right or remedy under this letter will operate as a waiver thereof nor will any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy under this letter.

(c)	The terms of this letter and our obligations under this letter may only be amended or modified by written agreement between us.

8.	INSIDE INFORMATION

We acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and we undertake not to use any Confidential Information for any unlawful purpose.

9.	NATURE OF UNDERTAKINGS

The undertakings given by us under this letter are given to you and are also given for the benefit of the Company and each other member of the Group.

10.	THIRD PARTY RIGHTS

(a)	Subject to this paragraph 10 and to paragraphs 6 and 9, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this letter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	The Relevant Persons may enjoy the benefit of the terms of paragraphs 6 and 9 subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

(c)	Notwithstanding any provisions of this letter, the parties to this letter do not require the consent of any Relevant Person to rescind or vary this letter at any time.

11.	GOVERNING LAW AND JURISDICTION

(a)	This letter (including the agreement constituted by your acknowledgement of its terms) (the Letter) and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of the transaction contemplated by this Letter) are governed by English law.

(b)	The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter (including a dispute relating to any non-contractual obligation arising out of or in connection with either this Letter or the negotiation of the transaction contemplated by this Letter).

12.	DEFINITIONS

In this letter (including the acknowledgement set out below) terms defined in the Agreement shall, unless the context otherwise requires, have the same meaning and:

"Confidential Information" means all information relating to the Company, any Obligor, the Group, the Finance Documents, the Facility and/or the Acquisition which is provided to us in relation to the Finance Documents or the Facility by you or any of your affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(a)	is or becomes public information other than as a direct or indirect result of any breach by us of this letter; or

(b)	is identified in writing at the time of delivery as non-confidential by you or your advisers; or

(c)	is known by us before the date the information is disclosed to us by you or any of your affiliates or advisers or is lawfully obtained by us after that date, from a source which is, as far as we are aware, unconnected with the Group and which, in either case, as far as we are aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

Group means the Company and its subsidiaries for the time being (as such term is defined in the Companies Act 2006).

Permitted Purpose means considering and evaluating whether to enter into the Acquisition.

Please acknowledge your agreement to the above by signing and returning the enclosed copy.

Yours faithfully

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

For and on behalf of

[Potential Purchaser]

To:	[Potential Purchaser]

We acknowledge and agree to the above:

For and on behalf of
[Seller]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 15

Timetables

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request))	U-10
9.30 a.m. Paris time

COFACE Agent notifies the Lenders of the Loans in accordance with Clause 5.4 (Lenders' participation)	U-4
11.00 a.m. Paris time

LIBOR is fixed	Quotation Day as of 11:00 a.m. London time

"U"	=	date of Utilisation.

"U – X"	=	X Business Days prior to date of Utilisation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 16

Existing Guarantees

1.	That certain guarantee provided by the Borrower for the benefit of Boeing in respect of ICLLC’s obligations under the Boeing O&M Agreement.

2.	That certain Guarantee of Lease, dated as of August 17, 2009, provided by Iridium Holdings LLC for the benefit of TYE Development Company, L.L.C., in respect of the Borrower’s obligations under that certain Deed of Lease, dated as of August 17, 2009, by and between the Borrower and TYE Development Company, L.L.C.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 17

Existing Liens

None.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 18

Communications Licences

Country	Holder	License	Expiration Date
USA	Iridium Constellation LLC	Space Station Authorization for Big LEO NGSO Satellite Constellation (call sign S2110)	Grant: 1/31/1995; Expires: 11/01/2013
USA	Iridium Satellite LLC	Earth Station Authorization for 50,000 mobile non-common carrier handsets for Government use (call sign E960132)	Grant: 10/30/1996; Expires: 11/1/2021
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Fairbanks, AK (call sign E050282)	Grant: 2/9/2006; Expires: 2/9/2021
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Fairbanks, AK (call sign E060300)	Grant: 3/29/2007; Expires: 3/29/2022
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Tempe, AZ (call sign E960131)	Grant: 10/30/1996; Expires: 11/1/2021
USA	Iridium Constellation LLC	Earth Station Authorization for fixed C-band TT&C earth station in Leesburg, VA (call sign E010193)	Grant: 10/25/2001; Expires: 10/25/2011
USA	Iridium Carrier Services LLC	Earth Station Authorization for 150,000 mobile common carrier handsets for public use (call sign E960622)	Grant: 10/30/1996; Expires: 10/30/2021
Norway	[***]	License no. [***] for use of [***]	Grant: 6/1/2007; Expires: 12/31/2014

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 19

Existing Financial Indebtedness

1.	Promissory Note in the amount of $23,000,000 by the Borrower in favor of Motorola, Inc., dated as of September 30, 2010.

2.	Irrevocable Standby Letter of Credit from National Bank of Egypt in the amount of 200,000 Egyptian Pounds.

3.	Irrevocable Standby Letter of Credit from Saudi Investment Bank in the amount of 300,000 Saudi Riyals.

4.	Intercompany debt owed by ICG Communications GmbH[18] to Gabrielle 14 Vermoegensverwaltungs GmbH in the amount of €69,401,069.38.

5.	Invoice from Sidley Austin LLP from 2007 in the amount of $197,980.02.

18	As noted on Schedule 20, cancellation of this entity is currently under process. In connection with such cancellation, this indebtedness will terminate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 20

Group Structure Chart

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 21

Insurance

1.	Appendix 1 specifies the insurances which are to be effected or procured by the Obligors (or which the Obligors are to ensure are effected or procured by TAS and the Launch Services Providers, as the case may be). The Borrower shall procure that the insurances specified in Appendix 1 are purchased and maintained in full force and effect for the period of cover set out in Appendix 1.

2.	Terms and conditions in the launch and initial-in orbit insurance set out in Section 3 of Part 1 of Appendix 1 (for the avoidance of doubt, including insurance in respect of replacement launches to the extent applicable) (the Launch and Initial In-Orbit Insurance) shall include provisions customary at the time of placement including:

(a)	loss payee provision satisfactory to the COFACE Agent;

(b)	insurance to be primary to any other insurance carried by the insured;

(c)	that the proceeds of the launch insurance claims are subject to security by way of assignment and/or délégation to the COFACE Agent and/or the Security Agent;

(d)	the Security Agent, on behalf of the Finance Parties has the right, but not the obligation, to pay premiums;

(e)	insurers waive all rights of (i) set off or counterclaim against the Obligors in connection with their obligations to make payments under such insurance, except as regards payment of premium under the applicable policy and (ii) subrogation against the Security Agent and the Finance Parties; and

(f)	provision of Brokers' standard letter of undertaking (in substantially the form attached as Appendix 3) and acknowledgement of assignment.

3.	6 months before anticipated date of the first launch (the Scheduled Launch Date), the Borrower shall provide draft Launch and Initial In-Orbit Insurance policies to the COFACE Agent, which shall include provisions customary at the time of placement including those set out above.

4.	3 months before the Scheduled Launch Date, or such later time as agreed by the COFACE Agent, the Borrower shall provide evidence to the COFACE Agent that the Launch and Initial In-Orbit Insurances are confirmed bound. No later than ninety (90) days before the Scheduled Launch Date or, upon written request from the Borrower and subject to the approval of the COFACE Agent, such later mutually agreed date based on prevailing market conditions but not later than thirty (30) days before the Scheduled Launch Date, the Borrower shall provide to the COFACE Agent and the Security Agent the Launch and Initial In-Orbit Insurance documentation duly agreed by all parties thereto.

5.	All insurers shall be of internationally recognised reputation in the satellite insurance marketplace and carrying a Standard & Poor's Rating Services ("S&P") insurer security rating of no less than A-, or AM Best A- or equivalent, or with a credit rating or credit standing otherwise acceptable to the COFACE Agent (acting on the advice of the Insurance Adviser) (an Acceptable Insurer) subject, in the case of each class of Insurance, to a basket of ten per cent. (10%) of the sum insured that may be allocated to insurers rated BBB by S&P or B++ by AM Best or equivalent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1

Insurance Schedules

Part 1

Material Insurance

1.	Pre-launch property "all risks" insurance:

Pre-launch property "all risks" insurance to be provided by TAS under the Satellite Supply Contract, covering the Satellites before risk transfers to the Borrower.

The insurance will include the Borrower and/or its designees named as an additional insured on such insurance policy(ies) to the extent of their interest and the Borrower shall use best efforts to procure that the Security Agent is also named as an additional insured on such insurance policy(ies) to the extent of its interest.

2.	Pre-launch and launch liability insurance:

(a)	Where the Launch Services Provider is SpaceX:

Pre-launch and launch liability insurance to be provided by SpaceX covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and SpaceX, their contractors, subcontractors, suppliers and agents related to the SpaceX Launch Contract at the Launch Site as required by the SpaceX Launch Contract.

The insured parties will be SpaceX, the Borrower, U.S. Government, TAS, their contractors, subcontractors, suppliers and agents, COFACE, the Lenders and all others provided for by the SpaceX Launch Contract.

The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the FAA for a Falcon 9 launching from Vandenberg Air Force Base, California.

(b)	Where the Launch Services Provider is International Space Company Kosmotras (Kosmotras):

Pre-launch and launch liability insurance to be provided by Kosmotras covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and Kosmotras, their contractors, subcontractors, suppliers and agents related to the Launch Services Contract, dated June 14, 2011, between the Borrower and Kosmotras (the Kosmotras Launch Contract) at the launch site as required by the Kosmotras Launch Contract.

The insured parties will be Kosmotras, the Borrower, Russian government, US government, TAS, their contractors, subcontractors, suppliers and agents, COFACE, the Lenders and all others provided for by the Kosmotras Launch Contract.

The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the Ministry of Defense in Russia, for a Dnepr launching from Yasny, Russia.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):

Pre-launch and launch liability insurance to be provided by the Launch Services Provider acceptable to the COFACE Agent (acting on the advice of the Insurance Adviser), and based on the customary terms of coverage provided by the Launch Services Provider taking into account the launch vehicle/site and launch programme).

3.	Launch and Initial In-Orbit insurance:

(a)	Satellites

Where the Launch Services Provider is SpaceX and Kosmotras:

Launch and Initial In-Orbit Insurance to be provided by the Borrower from transfer of risk of loss from TAS to the Borrower under the Satellite Supply Contract, for "all risks" of physical loss of or damage to each of the 63 out of 72 Satellites arising out of the launch thereof in each case, until 12 months after the launch thereof, including transfer orbit and initial deployments through in-orbit acceptance of each of the 63 Satellites, in combination with the initial loss reflight option provided for in the SpaceX Launch Contract, in the event the reflight option is exercised.

The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.

The insurance will provide coverage:

(i)	during the period from launch up to In Orbit Acceptance of each of the insured 63 Satellites, in an amount equivalent to the replacement value of the Satellites; and

(ii)	during the 12 months post-separation phase of each launch of each of the insured 63 Satellites, after In Orbit Acceptance of each of the Satellites, at least equal to the amount of the replacement value of the Satellites, subject to franchises or deductibles not exceeding 5 Satellites (i.e., indemnity for six Satellites triggered on the loss of every sixth Satellite).

(b)	Launch Vehicles

Where the Launch Services Provider is SpaceX and Kosmotras:

Launch Insurance to be provided by the Borrower from transfer of risk of loss from TAS to the Borrower under the Satellite Supply Contract, for "all risks" of physical loss of or damage to the launch vehicles arising out of 6 of 7 SpaceX Falcon 9 launches (which provide for 10 Satellites per launch) and the 1 Kosmotras Dnepr launch (which provides for 2 Satellites), in each case, in combination with the initial loss reflight option provided for in the SpaceX Launch Contract, in the event the reflight option in relation to 10 Satellites is exercised. In addition, the insurance will provide coverage in an amount equivalent to, if no reflight option is exercised, the replacement value of the launch services (and in each case the cost of the launch insurance).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.

(c)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):

Launch and Initial In-Orbit Insurance to be provided by the Borrower as agreed with the Majority Lenders (in consultation with the Insurance Adviser, and based on the general parameters applicable for SpaceX including self-insurance, franchises and deductibles, but taking into account relevant differences in the Launch Services Contract, launch vehicle/site and launch programme).

The insurance shall include Lender clauses substantially in the form set out in Appendix 2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2

Non Material Insurance

1.	Property Insurance:

Property damage insurance with respect to property other than the Satellites in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

2.	Commercial General Liability Insurance:

Commercial general liability insurance against claims for bodily injury (including death) and property damage in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

3.	Other:

Insurance required by applicable law and prudent operator practice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2

Lender Clauses

The Lender clauses to be included in the insurances as set out in Part 1 of Appendix 1 are as follows (either included in or by way of endorsement to the insurance or as an amendment thereto):

It is agreed that with effect from inception of the Period, the following applies:

The Named Insured has entered into a credit facility agreement dated [●] with [●] (the Lenders) (the Facility Agreement)

Under the Facility Agreement, [●] acts as the facility agent (the Agent) and [●] as the security agent (the Security Agent) for the Lenders under the associated security agreements.

The Security Agent, on behalf of the Lenders, is added as Additional Insured under the insurance, whose rights are limited to those expressly stated in this Endorsement irrespective of what law or custom may require or imply.

Additional Insureds

The Security Agent, on behalf of the Lenders

Name & Address

The following provisions shall be included in the Launch and Initial In-Orbit insurance wordings in all material respects substantially as follows:

1.	Loss Payee provision of the Launch and Initial In-Orbit insurance:

Claims under this insurance are adjusted with the Named Insured and paid to the Security Agent for the benefit of the Lenders to the extent of the Lenders' interest. Payment must be by electronic funds transfer and sent to the following account: [●]

The Named Insured, the Additional Insured and the Insurers agree to sign a mutual release agreement acceptable to each of them before a claim is paid, provided however, that a failure to agree a form of release does not diminish the Insurers' obligation in respect of the claim.

2.	Subrogation Condition:

The Insurers shall waive all rights of subrogation against the Additional Insured.

3.	Cancellation Condition is amended to read:

This insurance may be cancelled only by mutual written agreement between the Named Insured, the Security Agent and the Insurers except that this insurance may be cancelled unilaterally by the Insurers for non-payment of Premium.

If cancellation is due to non-payment of Premium, the Insurers must give written notice of cancellation to the Named Insured and the Security Agent at least 15 days in advance of the effective date of cancellation. The 15 day period begins on the date on which the notice has been received by the Named Insured and the Security Agent. Payment of the Premium due within the notice period by the Named Insured or Additional Insured voids the notice of cancellation for non-payment of Premium.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	The Insurers acknowledge and agree that this insurance provides primary cover for the Named Insured and Additional Insured and that in the event of a loss covered under this insurance which is also covered either in whole or in part under any other insurances effected by or on behalf of the Named Insured or any of the Additional Insured, this insurance responds as if those other insurances are not in force.

5.	The Insurers acknowledge and agree not to exercise any right of set off (other than with respect to non payment of Premium) and counterclaim against the Named Insured or the Additional Insured, provided that such set off and counterclaim only refers to set off or counterclaim for another debt or obligation unrelated to the Iridium insurance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 3

FORM OF BLOU (LAUNCH & IN ORBIT INSURANCE)

BROKER’S LETTER OF UNDERTAKING

To:	Agent Bank as agent (the COFACE Facility Agent) under the COFACE Facility Agreement (as defined below)

Broker Letter of Undertaking

[●] Month [2014]

Dear Sirs,

We, Marsh Limited, have been requested by Iridium Satellite LLC (the Borrower) to provide you with certain confirmations relating to the insurances arranged by us in relation to the Iridium NEXT project. Accordingly we provide you with the confirmations set out below.

For purposes hereof:

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London.

“COFACE Facility Agreement” means the senior term loan facility agreement dated [●] 2010 and made between, amongst others, the Borrower and [Agent Bank] as COFACE Facility Agent, as amended from time to time.

“Finance Parties” has the meaning given to it in the COFACE Facility Agreement.

“Insurer” means the insurer with whom the Policy has been taken out.

“Security Agent” means [●]

We confirm that:

(a)	the insurances summarised in Appendix 1 attached to this letter (the Insurances) are, to the best of our knowledge in full force and effect in respect of the risks set out in the insurance coverages evidenced in the policies/cover notes attached as Appendix 2 (the Policies). Subject to confirmation by the Insurance Adviser, the Insurances are structured to comply with the Borrower’s obligations with respect to Schedule 21 (Insurance) to the COFACE Facility Agreement;

(b)	all premia due to date in respect of the Insurances required to be paid as at the date of this letter in accordance with the terms of credit for the Borrower are paid, and the Insurances are, to the best of our knowledge and belief, placed with insurers, which as at the time of placement comply with (i) the requirements of Schedule 21 (Insurance) of the COFACE Facility Agreement and/or (ii) as mutually agreed by all parties to the COFACE Facility Agreement;

(c)	the Insurances name the Security Agent (for and on behalf of the Finance Parties) as additional insured and as loss payee in each of the policies;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	we are not aware of any reason why the Borrower or any Insurer, in our reasonable opinion, may be unwilling or unable to honour its obligations in relation to the Insurances, or to avoid the Insurances or any claim, in whole or in part; and

(e)	we undertake to promptly advise the COFACE Facility Agent and the Security Agent in writing upon being notified by the Insurer that the Insurance(s) have been cancelled or that the Insurer deems the Borrower to be in default of the Insurance.

(f)	The confirmations in (e) above only relate to knowledge and information formally acquired in our capacity as broker to the Borrower, as the case may be, in relation to the Insurances and ceases upon Marsh no longer being the broker for the Borrower of the Insurance.

We further undertake:

(a)	upon being notified, to promptly forward to all Insurers at the time of inception and/or renewal of and/or any change in the identity of any Insurers any notice of assignment to the Security Agent of the Borrower's rights under the Insurances and to the insurance proceeds in relation to the Insurances, substantially in the form set out in Appendix 4 of Schedule 21 (Insurance) of the COFACE Facility Agreement, duly executed by the Borrower and received by us, and to use our reasonable endeavours:

(i)	to secure the Insurers’ acknowledgement of receipt of such notices of assignment; and

(ii)	to confirm that such notices are incorporated into or endorsed on the policies, of the Insurance,

and to provide the COFACE Facility Agent and the Security Agent with copies of such notices, endorsements and acknowledgements;

(b)	to promptly notify you:

(i)	upon our becoming notified in writing of any material change or alteration made or proposed to be made to the Insurances;

(ii)	upon our receiving any notice of cancellation (including for non-payment of premium) of the Insurance by an Insurer;

(iii)	in the event of our being notified of any purported assignment of or the creation of any security interest over the Borrower's interest or rights in any of the Insurances (other than any such assignment or security interest created pursuant to a Transaction Security Document (as defined in the COFACE Facility Agreement); and

(iv)	after giving or receiving notice of termination of our appointment as insurance brokers to the Borrower in relation to the Insurances.

(c)	to maintain intact files (including all documents disclosed and correspondence in connection with the placement of the Insurances and claims thereunder) and to give to the Security Agent and COFACE Facility Agent all such information relating to the Insurances (including true copies of any placing slips) as the Security Agent and COFACE Facility Agent may reasonably request in writing, provided such disclosures are subject to Marsh’s record retention policies;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	to promptly provide to pass on to the COFACE Facility Agent and Security Agent copies of any notice given by any Insurer under or in respect of the Insurances to the Finance Parties; and

The above undertakings are given:

(a)	subject to our lien, if any, on the Insurances referred to above for premia due under such Insurances in respect of the Insurances and subject to the Insurers' right of cancellation on default in payment of such premia;

(b)	subject to our continuing appointment as insurance brokers to the Borrower in relation to the Insurances; and

(c)	subject to the termination date of [insert date commitment ends] in which case all of our obligations under this letter shall cease.

We have arranged the Insurance on the basis of information and instructions given by the Borrower. We have not made any particular or special enquiries regarding the Insurance beyond those that we normally make in the ordinary course of arranging insurances on behalf of our clients. The confirmations set out in this letter are given by reference to our state of knowledge at the date hereof.

Save insofar as we have given agreements or representations in this letter, it is to be understood by the addressees of this letter that they may not rely on any advice which we have given to the Borrower, and we do not represent that the Insurance are suitable or sufficient to meet the needs of the addressees who must take steps and advice of their own as they consider necessary in order to protect their own interests.

This letter has been prepared exclusively for the use of the parties to whom it is addressed. No responsibility is accepted to any third party for any part of the contents of this letter and in the event that it is disclosed to a third party any and all liability howsoever arising to that third part is hereby expressly excluded.

Our aggregate liability to any persons who act in reliance on this letter, or on any other broker’s letter of undertaking issued by us in respect of the Insurances, for any and all matters arising from them and the contents thereof shall in any and all events be limited to the sum of $5,000,000, even if we are negligent. We do not limit our liability for our fraud.

For the avoidance of doubt, all confirmations given in this letter relate solely to the Insurance. They do not apply to any other insurances or reinsurances, and nothing in this letter should be taken as providing undertakings or confirmations in relation to any other insurance or reinsurance that ought to have been placed by, or may at some future date be placed by, other brokers.

This letter and all non-contractual obligations arising out of or in connection with this letter shall be governed by and shall be construed in accordance with New York law and any dispute as to its terms shall be submitted to the exclusive jurisdiction of the federal courts of New York.

Yours faithfully,

Name:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for and on behalf of

Marsh Limited

Acknowledged and agreed

Name:

Title:

for and on behalf Marsh Inc

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 4

FORM OF NOTICE OF ASSIGNMENT OF INSURANCE AND INSURANCE PROVIDER ACKNOWLEDGEMENT

Form of Assignment Notice

[on the letterhead of the relevant Obligor]

From:	[OBLIGOR]

To:	[INSURANCE PROVIDER]

Copy:	[SECURITY AGENT]

[DATE]

Ladies and Gentlemen,

Re: [describe insurance policy] (the Insurance Policy)

1.	Notice

We give you notice that we have granted to [SECURITY AGENT] the (Security Agent) a first-priority security interest in all of our rights, interests and benefits under the Insurance Policy.

2.	Authorization

We irrevocably instruct and authorize you, from and after the date of this letter, to send copies of any notices and other information required or permitted to be sent to us under the Insurance Policy to the Security Agent as follows:

[●]

Fax:	[●]

Attention:	[●]

3.	Amendments

The instructions in this letter may not be revoked or amended without the prior written consent of the Security Agent.

4.	Acknowledgement

We request that you indicate your agreement to the terms of this notice by signing and returning to the Security Agent and to us copies of the acknowledgement that is attached.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Yours faithfully,

[OBLIGOR]

By:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 5

Form of Assignment Acknowledgement

[on the letterhead of the Insurance Provider]

From:	[INSURANCE PROVIDER]

To:	[SECURITY AGENT]

and

[OBLIGOR]

[DATE]

Ladies and Gentlemen:

Re:	[describe the Insurance Policy] (the Insurance Policy)

We confirm that we have received from [SECURITY PROVIDER] (the Security Provider) a notice dated [          ] (the Notice) informing us that the Obligor has granted to [SECURITY AGENT] (the Security Agent) a first-priority security interest in all of its rights and interests under the Insurance Policy. We also confirm that we have not received notice of any other assignment of the Insurance Policy or of any interest or claim of any third party in or to the Insurance Policy.

Yours faithfully,

[INSURANCE PROVIDER]

By:

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 22

Back-Up Launch Strategy

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 23

Secondary Payload Heads of Terms

1.	To the extent permitted under applicable law, there shall be [***].

2.	To the extent permitted under applicable law, [***].

3.	As consistent with or required under applicable laws, a Secondary Payload customer shall agree to [***].

4.	Use of the Secondary Payload shall at all times be in accordance with:

(a)	all applicable laws and regulations (including radio-frequency spectrum usage, content or application/end use restrictions); and

(b)	the Iridium technical/satellite access conditions contained in the Secondary Payload agreement.

5.	To the extent permitted under applicable law, a Secondary Payload customer will [***].

6.	Subject to paragraph 3 above and to the extent permitted under applicable law, [***].

7.	To the extent permitted under applicable law, the obligations of the Obligors and their Affiliates that are NEXT Group members under the Secondary Payload Contract [***] are limited to:

(a)	[***]; and

(b)	[***]; and

(c)	[***],

[***].

8.	The Secondary Payload customer may have [***].

Capitalised terms used but not defined in this Schedule 23 (Secondary Payload Heads of Terms) shall have the meaning given to them in this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 24

Milestones

Critical Path Satellite Manufacturing Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Major Early Program Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Pre Production Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Post Production Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Launch Provider Segment Milestones:19

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

19 Note: launch provider segment milestones and EDC references applicable to SpaceX Launch Contract only.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 25

Shares and Material Companies

A.	Shareholders of the Parent

Name	Shares	Percentage*
Syndicated Communications Venture Partners IV, L.P.	4,030,855	5.74%
Syndicated Communications, Inc.	5,280,580	7.52%
T. Rowe Price Associates, Inc.	4,377,600	6.23%
Greenhill & Co., Inc.**	8,924,016	12.70%
Baralonco Limited	11,648,080	16.58%

*Based on total outstanding shares of 70,251,001 as of August 6, 2010.

**Greenhill & Co., Inc. also holds warrants to purchase 4,000,000 shares of the common stock of the Parent.

Integrated Core Strategies (US) LLC holds warrants to purchase 5,400,620 shares of the common stock of the Parent.

B.	Material Companies

1.	Each Original Obligor; and

2.	Baralonco N.V. (a Netherlands Antilles naamloze vennootschap).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 26

Form of Secondary Payload Status Report

To:	COFACE Agent

From:	Borrower

Dated: [●]20

IRIDIUM SATELLITE LLC

$[●] COFACE Facility Agreement dated [●] (the Facility Agreement)

Dear Sirs:

Reference is made to the Facility Agreement. Terms defined in the Facility Agreement have the same meaning when used in this Secondary Payload Status Report. This Secondary Payload Status Report is being delivered by the Borrower in accordance with paragraph (a)(ii) of Clause 21.7 (NEXT System Documents) of the Facility Agreement. This Secondary Payload Status Report is delivered with respect to the [Financial Year ended [●]] / [Financial Quarter ended 30 June [●]]21. The Borrower confirms that as of [●]22, the status of each Secondary Payload Contract entered into (or to be entered into) by a member of the NEXT Group are as set forth in the table below:

#	Name of Secondary Payload Contract	Name of Secondary Payload Customer [23]	Status of Secondary Payload Contract[24]	Revenues Projected under Secondary Payload Contract
1
2
3
4
5[25]

Signed

Borrower

20	Note: Secondary Payload Status Report to be delivered 30 days after the end of (i) of each Financial Year and (ii) each of Financial Quarter ending on June 30.
21	Note: Insert as appropriate.
22	Note: Insert appropriate date (i.e., Financial Year ended [●] / Financial Quarter ended 30 June [●]).
23	Note: Insert name of counterparty (or contemplated counterparty) to the Secondary Payload Contract.
24	Note: Specify whether Secondary Payload Contract is projected to be entered into, under negotiation, committed or executed.
25	Note: Additional rows to be inserted/deleted as appropriate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 27

Existing Joint Ventures

1.	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 28

Security Agent

1.	Appointment and duties of the Security Agent

(a)	Each Secured Party irrevocably appoints the Security Agent to act as its security agent under and in connection with the Finance Documents to which it is a party, on the terms and conditions set out herein.

(b)	Each Secured Party irrevocably authorizes the Security Agent to:

(i)	perform the duties and to exercise the rights, powers and discretions that are specifically given to it hereunder and under and in connection with the other Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)	enter into each Transaction Security Document.

(c)	The Security Agent has only those duties which are expressly specified in the Finance Documents. Those duties are solely of a mechanical and administrative nature.

2.	Security Agent as holder of Security

(a)	In this Schedule 28 (Security Agent):

(i)	Security Agent Claim has the meaning given to it in paragraph (c) below.

(ii)	Secured Party Claim means any amount which an Obligor owes to a Secured Party under or in connection with the Finance Documents.

(b)	Unless expressly provided to the contrary, the Security Agent holds any security created by a Transaction Security Document as agent for the relevant Secured Parties.

(c)	Each Obligor must pay the Security Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (each, a Security Agent Claim). For the purposes of Russian law and subject to the other provisions of this paragraph 2, the Security Agent is the joint and several creditor with each Secured Party in respect of each Secured Party Claim, with an independent right to demand and enforce payment of each Security Agent Claim on the terms set out in paragraphs (f) to (m) below.

(d)	Unless expressly provided to the contrary in any Finance Document, the Security Agent holds:

(i)	the benefit of any Security Agent Claims; and

(ii)	any proceeds of the enforcement of any Transaction Security Documents,

for the benefit, and as the property, of, and on trust for, the Secured Parties and so that they are not available to the personal creditors of the Security Agent or otherwise available to the Security Agent for its own use.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	The Security Agent will separately identify in its records the property rights referred to in paragraph (d) above.

(f)	It is agreed that, in respect of each Security Agent Claim, the Security Agent shall:

(i)	share the proceeds of each Security Agent Claim with the other Secured Parties; and

(ii)	pay those proceeds to the Secured Parties,

in accordance with their respective interests in the amounts outstanding under the Finance Documents.

(g)	The Security Agent may enforce performance of any Security Agent Claim in its own name as an independent and separate right. This includes filing any suit, execution, enforcement of Transaction Security Documents in accordance with their respective terms, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(h)	Each Secured Party must, at the request of the Security Agent, perform any act required in connection with the enforcement of any Security Agent Claim. This includes issuing a power of attorney to the Security Agent and joining in any proceedings as co-claimant with the Security Agent.

(i)	Unless the Security Agent fails to enforce a Security Agent Claim within a reasonable time after its due date, a Secured Party may not take any action to enforce the corresponding Secured Party Claim unless it is requested to do so by the Security Agent.

(j)	Each Obligor irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Security Agent in respect of any Security Agent Claim.

(k)	In each case, and (for the avoidance of doubt) without otherwise increasing the aggregate indebtedness of the Obligors:

(i)	discharge by an Obligor of a Secured Party Claim will discharge the corresponding Security Agent Claim in the same amount; and
(ii)	discharge by an Obligor of a Security Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(l)	The aggregate amount of the Security Agent Claims will never exceed the aggregate amount of Secured Party Claims.

(m)	(i)	A defect affecting a Security Agent Claim against an Obligor will not affect any Secured Party Claim.

(ii)	A defect affecting a Secured Party Claim against an Obligor will not affect any Security Agent Claim.

(n)	If the Security Agent returns to any Obligor, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Security Agent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Instructions

(a)	Subject to the terms of this Agreement and the Motorola Intercreditor Agreement, the Security Agent must exercise any rights, power or discretion vested in it as Security Agent in accordance with any instructions given to it by the COFACE Agent or, if so instructed by the COFACE Agent, refrain from exercising any such right, power or discretion.

(b)	The Security Agent is fully protected if it (i) acts on the instructions of the COFACE Agent in the exercise of any right, power or discretion or any matter not expressly provided for in this Agreement, the Transaction Security Documents or any other Finance Documents or (ii) does not act because no such instructions or no requested instructions or clarification have been given to it by the COFACE Agent. Any such instructions will be binding on all the Secured Parties.

(c)	In the absence of instructions, the Security Agent may act or refrain from acting as it considers to be in the best interests of all the Secured Parties.

(d)	The Security Agent may assume that, unless it has received notice to the contrary, any right, power, authority or discretion vested in any Party has not been exercised.

(e)	The Security Agent may refrain from acting in accordance with the instructions of the COFACE Agent (or, if appropriate, the Secured Parties) until it has received security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it may incur in complying with the instructions of the COFACE Agent.

(f)	The Security Agent is not authorised to act on behalf of a Secured Party (without first obtaining that Secured Party's consent) in any legal or arbitration proceedings in connection with any Finance Document, except where expressly permitted by the terms of this Agreement or where the legal or arbitration proceedings relate to:

(i)	the perfection, preservation or protection of rights under the Transaction Security Documents; or

(ii)	the enforcement of any Transaction Security Document.

4.	Responsibility

(a)	The Security Agent is not liable or responsible to any other Secured Party for:

(i)	any failure in perfecting or protecting any Transaction Security; or

(ii)	any other action taken or not taken by it in connection with any Transaction Security Document,

unless directly caused by its gross negligence or wilful misconduct.

(b)	The Security Agent is not responsible for:

(i)	the right or title of any person in or to, or the value of, or sufficiency of any part of the Transaction Security;

(ii)	the priority of any Lien created by the Transaction Security Documents;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	the existence of any other Lien affecting any asset secured under a Transaction Security Document;

(iv)	the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Finance Document; or

(v)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other document.

5.	Title

The Security Agent may accept, without enquiry, the title (if any) the Company may have to any asset over which security is intended to be created by any Transaction Security Document.

6.	Possession of documents

The Security Agent is not obliged to hold in its own possession any Transaction Security Document, title deed or other document in connection with any asset over which security is intended to be created by a Transaction Security Document. Without prejudice to the above, the Security Agent may allow any bank providing safe custody services or any professional adviser to the Security Agent to retain any of those documents in its possession.

7.	Approval

Each Secured Party:

(a)	confirms its approval of each Transaction Security Document;

(b)	authorises and directs the Security Agent (by itself or by such person(s) as it may nominate) to enter into and enforce the Transaction Security Documents as trustee (or agent) or as otherwise provided (and whether or not expressly in the names of the Secured Parties) on its behalf for the purpose of all laws other than Russian law; and

(c)	authorises and directs the Security Agent to enter into and enforce the Transaction Security Documents governed by Russian law in its own name as the joint and several creditor with each Secured Party.

8.	Individual position of Security Agent

The Security Agent may:

(a)	carry on any business with any Obligor or its related entities (including acting as an agent or a trustee for any other financing); and

(b)	retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with any Obligor or its related entities.

9.	Reliance

The Security Agent may:

(a)	rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	rely on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

(c)	assume, unless the context otherwise requires, that any communication made by:

(i)	the Company is made on behalf of and with the consent and knowledge of each Obligor; and

(ii)	the COFACE Agent is made on behalf of and with the consent and knowledge of the Secured Parties it represents;

(d)	engage, pay for and rely on professional advisers selected by it (including those representing a Party other than the Security Agent); and

(e)	act under the Finance Documents through its personnel and agents.

10.	Exclusion of liability

(a)	The Security Agent is not liable to any Secured Party for any action taken or not taken by it in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b)	No Party (other than the Security Agent) may take any proceedings against any officers, employees or agents of the Security Agent in respect of any claim it might have against the Security Agent or in respect of any act or omission of any kind by that officer, employee or agent in connection with any Finance Document.

(c)	The Security Agent is not liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)	(i)	Nothing in this Agreement will oblige the Security Agent to satisfy any customer due diligence requirement in relation to the identity of any person on behalf of any Secured Party.

(i)	Each Secured Party confirms to the Security Agent that it is solely responsible for any customer due diligence requirements it is required to carry out and that it may not rely on any statement in relation to those requirements made by any other person.

11.	Default

The Security Agent is not obliged to monitor or enquire whether a Default has occurred. The Security Agent is not deemed to have knowledge of the occurrence of a Default.

12.	Information

(a)	The Security Agent must promptly forward to the person concerned the original or a copy of any document which is delivered to the Security Agent by a Party for that person.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)	Except as provided above, the Security Agent has no duty:

(i)	either initially or on a continuing basis to provide any Secured Party with any credit or other information concerning the risks arising under or in connection with the Finance Documents (including any information relating to the financial condition or affairs of any Obligor or its related entities or the nature or extent of recourse against any Party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(ii)	unless specifically requested to do so by a Secured Party in accordance with a Finance Document, to request any certificate or other document from any Obligor.

(d)	Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Secured Party confirms that it:

(i)	has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets); and

(ii)	has not relied exclusively on any information provided to it by the Security Agent in connection with any Finance Document or agreement entered into in anticipation of or in connection with any Finance Document.

(e)	In acting as the Security Agent, the Security Agent will be regarded as acting through its agency division which will be treated as a separate entity from its other divisions and departments. Any information acquired by the Security Agent which, in its opinion, is acquired by another division or department or otherwise than in its capacity as the Security Agent may be treated as confidential by the Security Agent and will not be treated as information possessed by the Security Agent in its capacity as such.

(f)	The Security Agent is not obliged to disclose to any person any confidential information supplied to it by or on behalf of an Obligor (or any related person) solely for the purpose of evaluating whether any waiver or amendment is required in respect of any term of the Finance Documents.

(g)	Each Obligor irrevocably authorises the Security Agent to disclose to the other Secured Parties any information which, in its opinion, is received by it in its capacity as the Security Agent.

13.	Compliance

The Security Agent may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint any of its affiliates as successor Security Agent by giving notice to the Secured Parties and the Company.

(b)	Alternatively, the Security Agent may resign by giving notice to the Secured Parties and the Company, in which the COFACE Agent may appoint a successor Security Agent.

(c)	If no successor Security Agent has been appointed under paragraph (b) above within 30 days after notice of resignation was given, the Security Agent may appoint a successor Security Agent.

(d)	The resignation of the Security Agent and the appointment of any successor Security Agent must be effected by agreement in form and substance satisfactory to the retiring Security Agent and the successor Security Agent and will both become effective only when the following conditions have been satisfied:

(i)	the successor Security Agent notifies all the Parties that it accepts its appointment;

(ii)	the successor Security Agent has received legal advice to the effect that the rights under the Finance Documents (and any related documentation) have been transferred or assigned to it; and

(iii)	each Secured Party (other than the Security Agent) confirms to the Security Agent that it is satisfied with the credit rating of the proposed successor Security Agent].

On satisfaction of the above conditions, the successor Security Agent will succeed to the position of the Security Agent and the term Security Agent will mean the successor Security Agent.

(e)	The retiring Security Agent must, at its own cost:

(i)	make available to the successor Security Agent those documents and records and provide any assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as the Security Agent under the Finance Documents; and

(ii)	enter into and deliver to the successor Security Agent those documents and effect any registrations as may be required for the transfer or assignment of all of its rights and benefits under the Finance Documents to the successor Security Agent.

(f)	The Company must, at its own cost, take any action and enter into and deliver any document which is required by the Security Agent to ensure that a Transaction Security Document provides for effective and perfected Liens in favour of any successor Security Agent.

(g)	Upon its resignation becoming effective, this Clause will continue to benefit the retiring Security Agent in respect of any action taken or not taken by it in connection with the Finance Documents while it was the Security Agent, and, subject to paragraph (e) above, it will have no further obligations under any Finance Document.

(h)	The COFACE Agent may, by notice to the Security Agent, require it to resign under paragraph (b) above.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.	Relationship with Secured Parties

The Security Agent may treat each Secured Party as a Secured Party, entitled to payments under this Agreement until it has received not less than five Business Days' prior notice from that Secured Party to the contrary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Signatories

THE PARENT

IRIDIUM COMMUNICATIONS INC.

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

Address:	1750 Tysons Blvd, Suite 1400,
McLean, VA 22102
United States of America

Fax:	+[***]

Attention:	John S. Brunette

THE BORROWER

IRIDIUM SATELLITE LLC

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

Address:	1750 Tysons Blvd, Suite 1400,
McLean, VA 22102
United States of America

Fax:	+[***]

Attention:	John S. Brunette

THE ORIGINAL GUARANTORS

IRIDIUM COMMUNICATIONS INC.

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IRIDIUM HOLDINGS LLC

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

IRIDIUM CARRIER HOLDINGS LLC

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

IRIDIUM CARRIER SERVICES LLC

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

IRIDIUM CONSTELLATION LLC

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

SE LICENSING LLC

By: Iridium Holdings LLC,

its Manager

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IRIDIUM GOVERNMENT SERVICES LLC

By: Iridium Constellation LLC,

its Manager

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

SYNCOM-IRIDIUM HOLDINGS CORP.

By:	JOHN S. BRUNETTE

Title:	Chief Legal and Administrative Officer and Secretary

THE MANDATED LEAD ARRANGERS AND BOOKRUNNERS

DEUTSCHE BANK AG (PARIS BRANCH)

By:	Alarik d-Ornhjelm	By:	Othmane Kotari

Title:	Director		Associate

BANCO SANTANDER SA

By:	Rodolphe de Lambertye	By:	Vincent Hubert

Title:	Executive Director		Managing Director

SOCIÉTÉ GÉNÉRALE

By:	Sylvie Leclercq	By:	Nicolas Palmero

Title	Managing Director		Director

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NATIXIS

By:	Jean-Louis Viala	By:	Arnaud Sarret

Title:	Director		Director

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

By:	Luca Maccari	By:	Silvio Perazzini

Title:	Managing Director	Director

The Lead ARRANGERs

BNP PARIBAS

By:	Jean Philippe Poirier	By:	Emmanuel Galzy

Title:	Export Finance		Export Finance

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	Michéle Patri	By:	Jacques-Philippe Menville

Title:			SVP

INTESA SANPAOLO S.p.A. (PARIS BRANCH)

By:	Jean-Michel Rudent	By:	Arnaud de Peloux

Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNICREDIT BANK AUSTRIA AG

By:	Peter Kadletz	By:	Mary-Ann Hayes

Title:	Managing Director		Director

THE COFACE AGENT

SOCIÉTÉ GÉNÉRALE

By:	Sylvie Leclercq	By:	Nicolas Palmero

Title:	Managing Director		Director

Address:	Société Générale
OPER/FIN/STR/CLO / OPER/FIN/STR/DMT
189, rue d’Aubervilliers
75886 Paris Cedex 18
France

Fax:	+[***]

Attention:	Patricia BERANGER – Stéphane POUREAU / Alcina AIRES

THE SECURITY AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Randy Kahn

Title:	Vice President

By:	Annie Jaghatspanyan

Title:	Vice President

Address:	60 Wall Street, 27th Floor
MS: NC60-2710
New York, New York 10005
United States of America

Fax:	+[***]

Attention:	Project Finance / Iridium

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE u.s. collateral AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Randy Khan

Title:	Vice President

By:	Annie Jaghatspanyan

Title:	Vice President

Address:	60 Wall Street, 27th Floor
MS: NC60-2710
New York, New York 10005
United States of America

Fax:	+[***]

Attention:	Project Finance / Iridium

THE ORIGINAL LENDERS

DEUTSCHE BANK AG (PARIS BRANCH)

By:	Alarik d-Ornhjelm	By:	Othmane Kotari

Title:	Director		Associate

BANCO SANTANDER SA

By:	Rodolphe de Lambertye	By:	Vincent Hubert

Title:	Executive Director		Managing Director

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SOCIÉTÉ GÉNÉRALE

By:	Sylvie Leclercq	By:	Nicolas Palmero

Title:	Managing Director		Director

NATIXIS

By:	Jean-Louis Viala	By:	Arnaud Sarret

Title:	Director		Director

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

By:	Luca Maccari	By:	Silvio Perazzini

Title:	Managing Director		Director

BNP PARIBAS

By:	Jean Philippe Poirier	By:	Emmanuel Galzy

Title:	Export Finance		Export Finance

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	Michèle Patri	By:	Jacques-Philippe Menville

Title:			SVP

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INTESA SANPAOLO S.p.A. (PARIS BRANCH)

By:	Jean-Michel Rudent	By:	Arnaud de Peloux

Title:

UNICREDIT BANK AUSTRIA AG

By:	Peter Kadletz	By:	Mary-Ann Hayes

Title:	Managing Director		Director

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNATORIES

Parent

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

Borrower

IRIDIUM SATELLITE LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

Obligors

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM CARRIER HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IRIDIUM CARRIER SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM CONSTELLATION LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer, Iridium Constellation LLC, its Manager

SYNCOM-IRIDIUM HOLDINGS CORP.

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM BLOCKER-B INC.

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

IRIDIUM SATELLITE SA LLC

By:	/s/ Thomas J. Fitzpatrick
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer, Iridium Satellite LLC, its Manager

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COFACE Agent

SOCIÉTÉ GÉNÉRALE

By:	/s/ Fleur Ferrari
Name:	Fleur Ferrari
Title:	Vice President

By:	/s/ J. Fr. Richard
Name:	J. Fr. Richard
Title:	Director

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.